UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders for the Goldman Sachs Multi-Strategy Alternatives Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund is filed herewith.

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Manager Global Equity Fund

GSEQX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Manager Global Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$57	0.50%

How did the Fund perform and what affected its performance?

Global equities broadly rallied as waning inflation levels led to interest rate cuts by a growing number of central banks. U.S. stocks produced the strongest gains, followed closely by non-U.S. developed markets and emerging markets equities. Growth-oriented stocks generally outperformed their value counterparts.

Top Contributors

Top Contributors to Performance:

  All 11 of the Fund’s underlying managers generated positive absolute returns, with six outperforming their respective benchmark indices.

  Underlying manager WCM Investment Management, LLC performed best versus its benchmark, driven by stock selection in consumer discretionary and industrials. Health care picks detracted.

  Wellington Management Company LLP outpaced its benchmark on selection in consumer discretionary and industrials. Selection in communication services detracted. All of its quantitative equity model’s factors bolstered returns.

  Diamond Hill Capital Management Inc. outperformed its benchmark due to selection in consumer discretionary and materials. Selection in consumer staples detracted.

  Axiom Investors LLC beat its benchmark due to selection in consumer discretionary and industrials. Selection in financials detracted.

  Causeway Capital Management LLC and MFS Investment Management slightly outperformed their respective benchmarks.

Top Detractors from Performance:

  Vaughan Nelson Investment Management, L.P. significantly underperformed its benchmark, with selection in energy and consumer staples detracting. Selection in materials was positive.

  GW&K Investment Management, LLC trailed its benchmark largely due to selection in information technology and consumer staples. An underweight in energy added.

  Boston Partners Global Investors, Inc. underperformed its benchmark due to selection in health care and communication services. Consumer discretionary selection added.

  Principal Global Investors, LLC lagged its benchmark due to selection in health care and consumer discretionary. Information technology picks added.

  T. Rowe Price Associates, Inc. modestly underperformed its benchmark.

  Emerging Markets

  EAFE Large Cap

Top Detractors

  U.S. Small Cap

  U.S. Large Cap

The above represents the Fund’s overall global equity exposures.

Goldman Sachs Multi-Manager Global Equity Fund

Class R6

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,320,000
$1,740,000
$1,160,000
$580,000
$0
10/15
10/16
10/17
10/18
10/19
10/20
10/21
10/22
10/23
10/24
$2,310,285
$2,211,798
$2,097,753
Class R6
MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)
MSCI ACWI IMI Index

	Class R6	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)	MSCI ACWI IMI Index
06/15	$1,000,000	$1,000,000	$1,000,000
10/15	$946,000	$949,700	$947,000
10/16	$953,000	$975,627	$969,160
10/17	$1,159,134	$1,203,241	$1,197,106
10/18	$1,119,376	$1,201,075	$1,185,734
10/19	$1,246,873	$1,349,528	$1,328,140
10/20	$1,279,292	$1,405,803	$1,385,516
10/21	$1,828,492	$1,944,647	$1,914,506
10/22	$1,469,924	$1,593,833	$1,527,393
10/23	$1,618,387	$1,744,928	$1,671,426
10/24	$2,097,753	$2,310,285	$2,211,798

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 6/24/15
Class R6	29.62%	10.95%	8.23%
MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)	32.40%	11.34%	9.35%
MSCI ACWI IMI Index	32.33%	10.73%	8.85%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI ACWI IMI Index.

Goldman Sachs Multi-Manager Global Equity Fund

Class R6

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$1,314,598,549
# of Portfolio Holdings	905
Portfolio Turnover Rate	66%
Total Net Advisory Fees Paid	$4,067,282

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	19.9%
Financials	15.9%
Industrials	12.8%
Consumer Discretionary	11.8%
Health Care	11.6%
Communication Services	5.9%
Consumer Staples	4.1%
Materials	3.9%
Energy	3.0%
Other	11.5%

Goldman Sachs Multi-Manager Global Equity Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Morgan Stanley Capital International Inc. (MSCI) information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Manager Global Equity Fund

38147N707-AR-1024

Class R6

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GMAMX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$106	1.07%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A (including sales charges)	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
10/14	$9,450	$10,000	$10,000
10/15	$9,298	$10,002	$10,272
10/16	$9,276	$10,033	$10,803
10/17	$9,377	$10,105	$10,936
10/18	$9,093	$10,275	$10,958
10/19	$9,615	$10,522	$12,127
10/20	$9,839	$10,618	$12,651
10/21	$10,947	$10,625	$12,546
10/22	$10,366	$10,708	$11,025
10/23	$10,231	$11,219	$11,215
10/24	$10,127	$11,824	$12,327

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A excluding sales charges	-1.02%	1.04%	0.69%
Class A including sales charges	-6.44%	-0.10%	0.13%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	2.11%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Class A

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N103-AR-1024

Class A

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GMCMX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$177	1.79%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C (including sales charges)	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
10/14	$9,900	$10,000	$10,000
10/15	$9,672	$10,002	$10,272
10/16	$9,573	$10,033	$10,803
10/17	$9,595	$10,105	$10,936
10/18	$9,240	$10,275	$10,958
10/19	$9,700	$10,522	$12,127
10/20	$9,843	$10,618	$12,651
10/21	$10,880	$10,625	$12,546
10/22	$10,218	$10,708	$11,025
10/23	$10,017	$11,219	$11,215
10/24	$9,836	$11,824	$12,327

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C excluding sales charges	-1.81%	-2.79%	-0.06%
Class C including sales charges	-2.79%	0.56%	-0.06%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	2.11%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Class C

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N202-AR-1024

Class C

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GMMPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$75	0.75%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
04/18	$10,000	$10,000	$10,000
10/18	$9,794	$10,105	$10,008
10/19	$10,401	$10,348	$11,076
10/20	$10,673	$10,443	$11,554
10/21	$11,920	$10,449	$11,458
10/22	$11,316	$10,530	$10,070
10/23	$11,213	$11,034	$10,243
10/24	$11,128	$11,629	$11,259

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/16/18
Class P	-0.76%	1.36%	1.65%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	2.33%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	1.83%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Class P

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N210-AR-1024

Class P

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GMMFX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$75	0.75%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
02/18	$10,000	$10,000	$10,000
10/18	$9,795	$10,126	$10,077
10/19	$10,401	$10,369	$11,152
10/20	$10,673	$10,464	$11,634
10/21	$11,919	$10,471	$11,537
10/22	$11,316	$10,552	$10,139
10/23	$11,225	$11,057	$10,313
10/24	$11,135	$11,653	$11,337

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 2/28/18
Class R6	-0.80%	1.37%	1.62%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	2.31%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	1.90%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Class R6

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N236-AR-1024

Class R6

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GSMMX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$76	0.76%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional Shares	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
10/14	$1,000,000	$1,000,000	$1,000,000
10/15	$987,900	$1,000,200	$1,027,200
10/16	$989,184	$1,003,301	$1,080,306
10/17	$1,003,725	$1,010,524	$1,093,594
10/18	$976,424	$1,027,501	$1,095,781
10/19	$1,036,962	$1,052,161	$1,212,701
10/20	$1,064,649	$1,061,841	$1,265,090
10/21	$1,187,935	$1,062,478	$1,254,589
10/22	$1,127,707	$1,070,766	$1,102,533
10/23	$1,117,332	$1,121,948	$1,121,497
10/24	$1,108,729	$1,182,421	$1,232,749

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	-0.77%	1.35%	1.04%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	2.11%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Institutional Class

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N301-AR-1024

Institutional Class

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Strategy Alternatives Fund

GIMMX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Strategy Alternatives Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$82	0.82%

How did the Fund perform and what affected its performance?

The performance of the Fund was influenced most by central bank monetary policy, especially interest rate cuts by the U.S. Federal Reserve; the depreciation of major currencies versus the U.S. dollar; and substantial price movements and dispersions across commodities.

Top Contributors

Top Contributors to Performance:

  The Fund benefited from the fixed income metal spillover factor, which views metals prices as leading indicators of economic performance. When metals prices are high, this factor signals a potential upturn in the general business environment and, therefore, less demand for bonds.

  During the annual period, metals prices increased significantly as the U.S. sidestepped an economic recession. The fixed income metal spillover factor led the Fund to sell bonds in anticipation of lower interest rates, resulting in gains across almost all bond durations and global regions.

  The Fund was helped by positioning in 10-year Japanese, U.K. and Australian government bonds.

  Positioning in the British pound, Swedish krona and Norwegian krone added to returns.

  The Fund’s positioning in zinc, soybean oil and wheat was advantageous.

Top Detractors from Performance:

  The Fund was hurt by the long-term reversal factor, which aims to detect trends and reversals in commodity prices. This factor signals buying or selling when a commodity is well below or above the moving average in anticipation that fair pricing would lead that commodity to revert to its price average.

  The long-term reversal factor led the Fund to short copper, gold and coffee amid steep prices, but these commodities did not return to their price averages during the reporting period, resulting in losses for the Fund.

  Positioning in 10-year German and South Korean government bonds detracted from the Fund’s performance.

  The Fund was hampered by positioning in the Japanese yen, New Zealand dollar and Canadian dollar.

  Positioning in gold, corn and cocoa had a negative impact on performance.

   Fixed Income

Top Detractors

  Commodities

  Currencies

The above represents investment pillars.

Goldman Sachs Multi-Strategy Alternatives Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor Shares	ICE BofAML 3-Month U.S. Treasury Bill Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
10/14	$10,000	$10,000	$10,000
10/15	$9,874	$10,002	$10,272
10/16	$9,868	$10,033	$10,803
10/17	$9,989	$10,105	$10,936
10/18	$9,717	$10,275	$10,958
10/19	$10,302	$10,522	$12,127
10/20	$10,570	$10,618	$12,651
10/21	$11,791	$10,625	$12,546
10/22	$11,190	$10,708	$11,025
10/23	$11,078	$11,219	$11,215
10/24	$10,985	$11,824	$12,327

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	-0.84%	1.29%	0.94%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	2.11%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Strategy Alternatives Fund

Investor Class

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$64,670,541
# of Portfolio Holdings	197
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$542,250

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the period as a result of a lower management fee rate and lower expense limit.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	29.1	19.6	9.5	10.0
Commodities	94.7	49.1	45.5	3.6
Developed Market Currency	209.5	126.5	83.0	43.4
Long-Term Fixed Income	101.5	32.0	69.5	-37.5
Short-Term Fixed Income	39.3	39.3	-	39.3
Short-Term Investments	91.4	91.4	-	91.4

*Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted and offsetting forward foreign currency exchange contract positions are netted by currency pair and settlement date for both gross and net exposure calculations. Short-term Investments include investment companies and U.S. Treasury Bills.

Goldman Sachs Multi-Strategy Alternatives Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Strategy Alternatives Fund

38147N400-AR-1024

Investor Class

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

GNCFX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$56	0.53%

How did the Fund perform and what affected its performance?

Global fixed income was influenced most by central bank monetary policy, waning inflation and resilient economic growth. Bond yields fell, as many central banks cut interest rates. External emerging markets debt posted the largest gains, followed by high yield corporate bonds, bank loans and local emerging markets debt.

Top Contributors

Top Contributors to Performance:

  All six underlying managers that managed Fund assets for the entire annual period generated positive absolute returns. Two outperformed their respective benchmark indices.

  In high yield, underlying manager RBC BlueBay Asset Management outpaced its benchmark, with positioning in banking credits adding most. Credit quality positioning and term structure effects detracted.

  Marathon Asset Management, L.P. outperformed its benchmark, with selection in Mexico, Brazil, Egypt, Peru and Guatemala adding. Positioning in China and security selection in Argentina detracted.

  Ares Capital Management II LLC (Ares) outpaced its benchmark between November 2023, when it began managing a bank loan portfolio, and the end of the annual period.

Top Detractors from Performance:

  Ares, as a high yield underlying manager, underperformed its benchmark due to selection of electric and communications credits. Selection in energy, transportation, capital goods and basic industry added.

  In high yield, Brigade Capital Management, LP trailed its benchmark, with selection in services, basic industry and utilities detracting. Selection in telecommunications, technology, health care and financials added.

  In bank loans, Aristotle Pacific Capital, LLC underperformed its benchmark due to underweights in media and telecommunications. Overweights in second lien loans and insurance loans added.

  In local emerging markets debt, TCW Investment Management Company LLC lagged its benchmark due to underweights in low yielding markets. Exposure to Egypt and the Turkish lira added.

  Emerging Markets Debt

Top Detractors

  High Yield Corporate Bonds

The above represents the Fund’s overall global fixed income exposures.

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Class R6

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$1,600,000
$1,200,000
$800,000
$400,000
$0
03/15
10/15
10/16
10/17
10/18
10/19
10/20
10/21
10/22
10/23
10/24
$1,592,853
$1,532,040
$1,447,224
$1,337,432
$1,318,321
$1,283,937
$1,115,056
Class R6
Bloomberg Global High-Yield Corporate Index (Gross, USD, Unhedged)
Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)
J.P. Morgan EMBI℠ Global Diversified Index (Gross, USD, Unhedged)
J.P. Morgan GBI EM℠ Global Diversified Index (Gross, USD, Unhedged)
Multi-Manager Non-Core Fixed Income Composite Dynamic Index
Bloomberg Global Aggregate Index (Gross, Hedged, USD)

	Class R6	Bloomberg Global High-Yield Corporate Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBI℠ Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI EM℠ Global Diversified Index (Gross, USD, Unhedged)	Multi-Manager Non-Core Fixed Income Composite Dynamic Index	Bloomberg Global Aggregate Index (Gross, Hedged, USD)
03/15	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000	-
03/15	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
10/15	$961,600	$990,258	$994,161	$1,006,446	$926,134	$976,539	$1,069,836
10/16	$1,034,297	$1,073,247	$1,056,802	$1,124,209	$1,028,406	$1,073,889	$1,125,130
10/17	$1,089,942	$1,184,010	$1,112,282	$1,195,216	$1,081,698	$1,148,777	$1,138,949
10/18	$1,058,988	$1,176,928	$1,166,695	$1,142,769	$1,010,525	$1,139,496	$1,141,268
10/19	$1,154,614	$1,273,077	$1,197,106	$1,306,728	$1,168,072	$1,251,650	$1,263,075
10/20	$1,168,585	$1,320,060	$1,215,099	$1,319,542	$1,123,536	$1,265,592	$1,317,676
10/21	$1,255,879	$1,436,629	$1,318,546	$1,377,790	$1,132,988	$1,353,667	$1,306,787
10/22	$1,062,222	$1,202,327	$1,291,826	$1,044,541	$903,282	$1,161,313	$1,148,348
10/23	$1,167,276	$1,310,755	$1,440,871	$1,131,866	$1,025,268	$1,268,515	$1,168,102
10/24	$1,318,321	$1,532,040	$1,592,853	$1,337,432	$1,115,056	$1,447,224	$1,283,937

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 3/31/15
Class R6	12.94%	2.68%	2.92%
Bloomberg Global High-Yield Corporate Index (Gross, USD, Unhedged)	16.88%	3.77%	4.55%
Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	10.55%	5.87%	4.97%
J.P. Morgan EMBI℠ Global Diversified Index (Gross, USD, Unhedged)	18.16%	0.47%	3.08%
J.P. Morgan GBI-EM℠ Global Diversified Index (Gross, USD, Unhedged)	-0.92%	11.51%	1.14%
Multi-Manager Non-Core Fixed Income Composite Dynamic Index	14.09%	2.94%	3.93%
Bloomberg Global Aggregate Index (Gross, Hedged, USD)	9.92%	0.33%	1.87%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index (Gross, Hedged, USD).

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Class R6

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$1,625,268,512
# of Portfolio Holdings	1,331
Portfolio Turnover Rate	123%
Total Net Advisory Fees Paid	$5,584,561

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Nuveen Asset Management LLC no longer serves as an investment subadviser for the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Sovereign Debt Obligations	36.5%
Software	4.1%
Oil Field Services	3.6%
Commercial Services	3.5%
Media	2.9%
Insurance	2.9%
Packaging	2.2%
Pipelines	1.9%
Diversified Financial Services	1.9%
Other	39.5%

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. Information has been obtained from sources believed to be reliable but J.P. Morgan and its data suppliers do not warrant its completeness or accuracy. This Index is used with permission. The Index may note be copied, used or distributed without J.P. Morgan's prior written approval. Copyright 2014, J.P. Morgan Chase & Co.. All rights reserved.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

38147N608-AR-1024

Class R6

Annual Shareholder Report

October 31, 2024

Multi-Manager International Equity Fund

MMITX: Class P

Fund Overview

This annual shareholder report contains important information about Multi-Manager International Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$58	0.52%

How did the Fund perform and what affected its performance?

Non-U.S. developed markets equities generated strongly positive returns as waning inflation levels led to interest rate cuts by a number of central banks. Although higher energy prices and political uncertainty weighed on the economies of certain countries, the developed markets broadly avoided a major recession.

Top Contributors

Top Contributors to Performance:

  All three of the Fund’s underlying managers generated positive absolute returns. Two of these underlying managers added to the Fund’s performance relative to the MSCI EAFE Index.

  Growth-oriented underlying manager WCM Investment Management, LLC significantly outperformed its benchmark due to stock selection in the consumer discretionary and industrials sectors. This was partially offset by an overweight in the health care sector, which detracted from results. Regionally, selection in Europe ex-UK added most to performance.

  Value-oriented underlying manager Causeway Capital Management LLC outpaced its benchmark, with stock selection in industrials and communication services contributing most positively to returns. Selection in the information technology sector detracted. Regionally, stock selection in the U.K. added to returns, while selection in Asia ex-Japan limited results.

Top Detractors from Performance:

  Core-oriented underlying manager MFS Investment Management underperformed its benchmark due to stock selection in the financials, consumer staples and communication services sectors. Selection in Asia ex-Japan and out-of-benchmark exposure to North America also detracted from returns. These negative results were offset somewhat by selection in the industrials, energy and information technology sectors as well as in the U.K. and Japan.

  Between the beginning of the annual period and February 2024, when it was eliminated as an underlying manager of the Fund, Lazard Asset Management LLC underperformed its benchmark.

  Industrials—OW

  Information Technology—OW

   Materials—UW

Top Detractors

  Consumer Discretionary—UW

  Financials—UW

  Health Care—OW

The above represents sectors.

KEY

OW–Overweight

UW–Underweight

Multi-Manager International Equity Fund

Class P

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	MSCI EAFE Index (Net, USD, Unhedged)
07/15	$1,000,000	$1,000,000
10/15	$952,000	$948,100
10/16	$944,194	$917,476
10/17	$1,184,396	$1,132,533
10/18	$1,117,715	$1,054,954
10/19	$1,260,559	$1,171,421
10/20	$1,231,692	$1,091,062
10/21	$1,717,718	$1,463,987
10/22	$1,320,066	$1,127,270
10/23	$1,522,300	$1,289,597
10/24	$1,894,046	$1,585,817

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class P	24.42%	8.47%	7.14%
MSCI EAFE Index (Net, USD, Unhedged)	22.97%	6.24%	5.10%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Multi-Manager International Equity Fund

Class P

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$1,585,900,228
# of Portfolio Holdings	160
Portfolio Turnover Rate	68%
Total Net Advisory Fees Paid	$6,153,927

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Lazard Asset Management LLC no longer serves as an investment subadviser for the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	19.4%
Financials	18.1%
Health Care	13.0%
Information Technology	11.8%
Consumer Discretionary	11.1%
Consumer Staples	8.6%
Materials	5.7%
Communication Services	3.9%
Energy	2.6%
Other	5.9%

Multi-Manager International Equity Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The Morgan Stanley Capital International Inc. (MSCI) information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Multi-Manager International Equity Fund

38147N889-AR-1024

Class P

Annual Shareholder Report

October 31, 2024

Goldman Sachs Multi-Manager Real Assets Strategy Fund

GRASX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Multi-Manager Real Assets Strategy Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$79	0.69%

How did the Fund perform and what affected its performance?

Global real estate and global infrastructure securities overall posted double-digit gains, as global inflation eased and investors focused on the scope of central bank policy easing. Interest rates fell, boosting the performance of global real estate securities and the utilities segment of global infrastructure.

Top Contributors

Top Contributors to Performance:

  In global infrastructure, RREEF America L.L.C. outperformed its benchmark, driven by selection in midstream energy and transportation infrastructure. An underweight in water utilities also contributed positively. Selection and an overweight in U.S. cell tower real estate investment trusts (REITs), as well as an overweight in electric utilities, detracted from returns. Regionally, selection in North America was positive, while selection in Japan was negative.

  Also in global infrastructure, Cohen & Steers Capital Management, Inc. outperformed its benchmark due to selection in midstream energy, marine ports and gas utilities. Selection in transportation infrastructure and positioning in rail transportation detracted. Regionally, selection in North America was positive, while selection within continental Europe, notably in France, was negative.

  PGIM Real Estate outperformed its benchmark, with selection of retail, diversified and health care REITs contributing positively. On the negative side were selection and an underweight in self-storage REITs as well as selection of multi-family residential REITs. Regionally, selection in Asia ex-Japan and North America added to returns, while selection in the U.K. detracted.

Top Detractors from Performance:

  Principal Real Estate Investors, LLC underperformed its benchmark due to an underweight and selection of retail REITs as well as selection of specialized REITs. Positioning in health care REITs was negative as was selection of Asia-Pacific diversified REITs and of industrial REITs and hotel REITs. Regionally, selection was positive in Asia broadly and in Europe ex-U.K. Selection in North America detracted from performance.

  North America

  Asia ex-Japan

  Japan

Top Detractors

  Europe ex-U.K.

  United Kingdom

The above represents the Fund’s overall regional exposures.

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Class R6

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$3,280,000
$2,460,000
$1,640,000
$820,000
$0
$3,274,166
$1,666,189
$1,498,196
$1,402,597
$1,376,006
06/15
10/15
10/16
10/17
10/18
10/19
10/20
10/21
10/22
10/23
10/24
Class R6
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)
FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)
Multi-Manager Real Assets Strategy Composite Dynamic Index
S&P 500® Index

	Class R6	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)	Multi-Manager Real Assets Strategy Composite Dynamic Index	S&P 500® Index
06/15	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
06/15	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
10/15	$957,000	$972,202	$1,040,165	$1,012,892	$1,014,539
10/16	$936,425	$1,020,643	$1,067,734	$1,050,303	$1,060,285
10/17	$1,017,425	$1,149,831	$1,135,052	$1,143,207	$1,310,855
10/18	$998,298	$1,103,997	$1,140,503	$1,128,292	$1,407,154
10/19	$1,198,356	$1,323,061	$1,374,123	$1,357,269	$1,608,745
10/20	$1,043,888	$1,171,124	$1,060,461	$1,108,440	$1,764,962
10/21	$1,395,679	$1,482,944	$1,510,774	$1,507,978	$2,522,378
10/22	$1,119,613	$1,362,834	$1,135,738	$1,230,049	$2,153,832
10/23	$1,087,369	$1,323,366	$1,069,205	$1,173,544	$2,372,291
10/24	$1,402,597	$1,666,189	$1,376,006	$1,498,196	$3,274,166

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 6/30/15
Class R6	28.99%	3.19%	3.69%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	25.91%	4.71%	5.61%
FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)	28.69%	0.03%	3.47%
Multi-Manager Real Assets Strategy Composite Dynamic Index	27.66%	1.99%	4.42%
S&P 500® Index	38.02%	15.25%	13.53%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Class R6

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$914,496,375
# of Portfolio Holdings	186
Portfolio Turnover Rate	85%
Total Net Advisory Fees Paid	$4,334,197

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the period as a result of an increase in average net assets.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	58.5%
Utilities	17.5%
Energy	13.5%
Industrials	5.2%
Communication Services	1.9%
Information Technology	0.3%
Health Care	0.2%
Consumer Discretionary	0.1%

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Multi-Manager Real Assets Strategy Fund

38147N806-AR-1024

Class R6

Annual Shareholder Report

October 31, 2024

Multi-Manager U.S. Small Cap Equity Fund

MMSMX: Class P

Fund Overview

This annual shareholder report contains important information about Multi-Manager U.S. Small Cap Equity Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$80	0.71%

How did the Fund perform and what affected its performance?

U.S. small-cap stocks broadly experienced volatility amid shifting sentiment around inflation and economic growth, Federal Reserve monetary policy and the then-upcoming election but produced strongly positive returns. Excitement around artificial intelligence capabilities drove a significant portion of market gains.

Top Contributors

Top Contributors to Performance:

  The Fund’s four underlying managers generated positive absolute returns.

Top Detractors from Performance:

  All four underlying managers lagged their respective benchmarks, detracting from the Fund’s performance relative to the Russell 2000® Total Return Index.

  Brown Advisory LLC, a growth-oriented underlying manager, underperformed its benchmark due to stock selection in the health care and information technology sectors. These negative results were offset somewhat by selection in consumer discretionary and a lack of exposure to utilities, which contributed positively.

  Value-oriented underlying manager Victory Capital Management, Inc. underperformed its benchmark because of stock selection in the industrials and information technology sectors. Partially offsetting these results were an underweight position in energy and stock selection in real estate, both of which added to performance.

  Boston Partners Global Investors, Inc. the Fund’s other value-oriented underlying manager, underperformed its benchmark as a result of stock selection in health care and communication services. Effective selection in consumer discretionary, along with selection and an underweight in utilities, partly offset these negative results.

  Growth-oriented underlying manager Westfield Capital Management Company, L.P. underperformed its benchmark primarily due to stock selection in the health care and energy sectors. This was partly offset by stock selection in consumer discretionary and materials, which added to performance.

  Consumer Discretionary—SS

  Utilities—UW

Top Detractors

  Health Care—SS

  Information Technology—SS

  Industrials—SS

The above represents sectors.

KEY

SS–Security Selection

UW–Underweight

Multi-Manager U.S. Small Cap Equity Fund

Class P

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	Russell 2000® Total Return Index	Russell 3000 Index
04/16	$1,000,000	$1,000,000	$1,000,000
10/16	$1,052,000	$1,061,300	$1,041,800
10/17	$1,291,856	$1,356,872	$1,291,624
10/18	$1,286,689	$1,381,974	$1,376,871
10/19	$1,422,563	$1,449,691	$1,562,611
10/20	$1,338,632	$1,447,661	$1,721,216
10/21	$1,928,567	$2,183,073	$2,476,829
10/22	$1,624,432	$1,778,332	$2,067,657
10/23	$1,543,210	$1,626,106	$2,240,927
10/24	$1,946,297	$2,180,121	$3,089,342

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/29/16
Class P	26.12%	6.46%	8.14%
Russell 2000® Total Return Index	34.07%	8.49%	9.59%
Russell 3000 Index	37.86%	14.59%	14.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 3000 Index.

Multi-Manager U.S. Small Cap Equity Fund

Class P

Key Fund Statistics

(as of October 31, 2024)

Total Net Assets	$549,969,117
# of Portfolio Holdings	353
Portfolio Turnover Rate	69%
Total Net Advisory Fees Paid	$4,701,908

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	21.4%
Financials	17.8%
Health Care	15.2%
Information Technology	13.6%
Consumer Discretionary	10.2%
Energy	4.8%
Materials	4.2%
Real Estate	2.6%
Consumer Staples	2.3%
Other	7.8%

Multi-Manager U.S. Small Cap Equity Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Multi-Manager U.S. Small Cap Equity Fund

38147N863-AR-1024

Class P

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust II and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2024	2023	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$414,639	$490,622	Financial Statement audits.

Audit-Related Fees:

• PwC	$44,100	$100,800	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2024	2023	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,122,312	$2,075,449	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST II’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2024 and October 31, 2023 were approximately $44,100 and $100,800, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2023 and December 31, 2022 were approximately $18.0 million and $17.1 million, respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2023 and 2022 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Funds Annual Financial Statements October 31, 2024 Active Equity Multi-Manager Funds Multi-Manager International Equity Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments October 31, 2024

Shares	Description	Value

Common Stocks – 96.4%

Belgium – 0.8%
151,942	Anheuser-Busch InBev SA
	(Beverages)	$9,008,849
50,282	KBC Group NV (Banks)	3,662,599

		12,671,448

Bermuda* – 0.7%
120,021	Arch Capital Group Ltd. (Insurance)	11,829,270

Brazil – 0.7%
760,356	Banco Bradesco SA ADR (Banks)	1,878,079
646,231	NU Holdings Ltd. Class A* (Banks)	9,751,626

		11,629,705

Canada – 3.4%
118,053	Barrick Gold Corp. (Metals & Mining)	2,281,615
67,503	Canadian National Railway Co. (Ground Transportation)	7,284,924
205,306	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	6,981,893
273,840	Canadian Pacific Kansas City Ltd. (Ground Transportation)	21,127,434
23,545	Intact Financial Corp. (Insurance)	4,496,438
158,731	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5,991,957
100,810	Toronto-Dominion Bank (Banks)	5,572,841

		53,737,102

China – 2.2%
561,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,145,689
604,600	Meituan Class B*(a) (Hotels, Restaurants & Leisure)	14,286,922
298,600	NetEase, Inc. (Entertainment)	4,804,113
276,100	Tencent Holdings Ltd. (Interactive Media & Services)	14,396,431

		34,633,155

Denmark – 2.8%
69,566	Carlsberg AS Class B (Beverages)	7,687,993
323,436	Novo Nordisk AS Class B (Pharmaceuticals)	36,278,196

		43,966,189

France – 15.3%
128,811	Air Liquide SA (Chemicals)	23,095,974
1,013,145	Alstom SA* (Machinery)	22,285,604
167,687	AXA SA (Insurance)	6,296,192
71,196	BNP Paribas SA (Banks)	4,862,258
72,945	Capgemini SE (IT Services)	12,654,556
292,859	Carrefour SA (Consumer Staples Distribution & Retail)	4,650,872
218,946	Cie de Saint-Gobain SA (Building Products)	19,855,096

Shares	Description	Value

Common Stocks (continued)

France (continued)
153,369	Cie Generale des Etablissements Michelin SCA (Automobile Components)	$5,183,183
105,299	Danone SA (Food Products)	7,522,404
111,456	Dassault Systemes SE (Software)	3,814,600
145,924	Edenred SE (Financial Services)	4,719,569
527,935	Engie SA (Multi-Utilities)	8,848,988
44,430	EssilorLuxottica SA (Health Care Equipment & Supplies)	10,421,407
67,829	Kering SA (Textiles, Apparel & Luxury Goods)	16,941,680
55,224	Legrand SA (Electrical Equipment)	6,233,043
18,118	L’Oreal SA (Personal Products)	6,797,332
17,164	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	11,426,424
54,331	Pernod Ricard SA (Beverages)	6,778,800
70,617	Safran SA (Aerospace & Defense)	15,985,257
74,809	Sanofi SA (Pharmaceuticals)	7,905,798
114,833	Schneider Electric SE (Electrical Equipment)	29,747,333
39,501	Sodexo SA (Hotels, Restaurants & Leisure)	3,428,783
387,570	Worldline SA*(a) (Financial Services)	2,747,277

		242,202,430

Germany – 6.8%
12,886	Allianz SE (Insurance)	4,056,580
82,338	Beiersdorf AG (Personal Products)	11,115,115
60,963	Deutsche Boerse AG (Capital Markets)	14,160,380
347,248	Deutsche Telekom AG (Diversified Telecommunication Services)	10,498,526
294,887	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	9,325,693
233,046	Lanxess AG (Chemicals)	6,767,692
60,202	Merck KGaA (Pharmaceuticals)	9,952,911
14,305	MTU Aero Engines AG (Aerospace & Defense)	4,675,462
161,693	RWE AG (Independent Power and Renewable Electricity Producers)	5,240,402
123,004	SAP SE (Software)	28,719,575
89,072	Siemens Energy AG* (Electrical Equipment)	3,658,462

		108,170,798

Hong Kong – 0.8%
1,239,400	AIA Group Ltd. (Insurance)	9,781,740
547,000	Link REIT (Retail REITs)	2,548,701

		12,330,441

India – 1.2%
362,369	HDFC Bank Ltd. (Banks)	7,448,389

The accompanying notes are an integral part of these financial statements.	1

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

India (continued)
312,443	ICICI Bank Ltd. ADR (Banks)	$9,501,392
48,036	Tata Consultancy Services Ltd. (IT Services)	2,259,473

		19,209,254

Ireland – 4.5%
1,038,956	AIB Group PLC (Banks)	5,569,886
24,427	Aon PLC Class A (Insurance)	8,961,534
428,065	Experian PLC (Professional Services)	20,892,056
56,697	ICON PLC* (Life Sciences Tools & Services)	12,592,971
33,115	Linde PLC (Chemicals)	15,105,407
209,186	Ryanair Holdings PLC ADR (Passenger Airlines)	9,258,572

		72,380,426

Israel* – 0.5%
49,089	Check Point Software Technologies Ltd. (Software)	8,502,705

Italy – 3.5%
1,614,543	Enel SpA (Electric Utilities)	12,244,811
463,534	Eni SpA (Oil, Gas & Consumable Fuels)	7,061,098
35,807	Ferrari NV (Automobiles)	17,093,156
2,233,342	Intesa Sanpaolo SpA (Banks)	9,558,723
217,637	UniCredit SpA (Banks)	9,628,082

		55,585,870

Japan – 10.9%
69,000	Daikin Industries Ltd. (Building
	Products)	8,283,913
572,300	Denso Corp. (Automobile Components)	8,128,659
437,600	FANUC Corp. (Machinery)	11,610,106
454,000	Fujitsu Ltd. (IT Services)	8,728,532
761,500	Hitachi Ltd. (Industrial Conglomerates)	19,132,581
13,800	Hoya Corp. (Health Care Equipment & Supplies)	1,846,357
64,300	Kose Corp. (Personal Products)	3,533,660
475,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,819,340
479,900	Mitsubishi Electric Corp. (Electrical Equipment)	8,442,656
809,000	Mitsubishi Heavy Industries Ltd. (Machinery)	11,420,613
286,600	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	5,007,219
51,500	Nintendo Co. Ltd. (Entertainment)	2,720,382
384,400	Olympus Corp. (Health Care Equipment & Supplies)	6,766,318

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
949,500	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	$12,721,704
872,100	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	12,558,182
197,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	7,222,521
25,600	SMC Corp. (Machinery)	10,868,382
26,900	Sompo Holdings, Inc. (Insurance)	576,711
498,100	Sony Group Corp. (Household Durables)	8,765,321
158,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,370,989
179,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	4,997,103
342,300	Terumo Corp. (Health Care Equipment & Supplies)	6,519,206
147,300	ZOZO, Inc. (Specialty Retail)	4,776,269

		172,816,724

Luxembourg – 0.5%
299,012	ArcelorMittal SA (Metals & Mining)	7,395,848

Netherlands – 4.5%
6,836	Adyen NV*(a) (Financial Services)	10,443,077
212,285	Akzo Nobel NV (Chemicals)	13,546,639
14,897	ASM International NV (Semiconductors & Semiconductor Equipment)	8,320,081
13,738	ASML Holding NV (Semiconductors & Semiconductor Equipment)	9,239,492
61,315	Heineken NV (Beverages)	5,028,854
846,426	ING Groep NV (Banks)	14,364,174
410,436	Koninklijke Philips NV* (Health Care Equipment & Supplies)	10,798,082

		71,740,399

Portugal – 0.3%
261,475	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	4,469,099

Singapore – 1.8%
291,880	DBS Group Holdings Ltd. (Banks)	8,463,001
159,142	Sea Ltd. ADR* (Entertainment)	14,967,305
212,700	United Overseas Bank Ltd. (Banks)	5,170,532

		28,600,838

South Korea – 2.3%
436,186	Coupang, Inc.* (Broadline Retail)	11,249,237
110,004	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	4,670,878

2	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
17,186	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	$18,168,688
64,340	Shinhan Financial Group Co. Ltd. (Banks)	2,396,678

		36,485,481

Spain – 0.9%
13,525	Aena SME SA(a) (Transportation Infrastructure)	2,997,412
148,424	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	10,759,739

		13,757,151

Sweden* – 0.0%
76,899	Electrolux AB Class B (Household Durables)	645,387

Switzerland – 4.6%
80,711	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	11,751,551
135,048	Julius Baer Group Ltd. (Capital Markets)	8,234,088
115,839	Novartis AG (Pharmaceuticals)	12,569,255
16,450	Sika AG (Chemicals)	4,581,607
16,275	Sonova Holding AG (Health Care Equipment & Supplies)	5,955,633
600,081	UBS Group AG (Capital Markets)	18,355,267
18,718	Zurich Insurance Group AG (Insurance)	11,036,222

		72,483,623

Taiwan – 2.0%
618,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	19,380,160
64,234	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	12,239,146

		31,619,306

United Kingdom – 17.7%
272,316	3i Group PLC (Capital Markets)	11,167,059
170,608	AstraZeneca PLC (Pharmaceuticals)	24,276,424
6,080,940	Barclays PLC (Banks)	18,641,146
57,635	Berkeley Group Holdings PLC (Household Durables)	3,288,934
2,449,071	BP PLC (Oil, Gas & Consumable Fuels)	11,977,964
240,331	British American Tobacco PLC (Tobacco)	8,404,160
818,086	Compass Group PLC (Hotels, Restaurants & Leisure)	26,568,502

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
552,289	Diageo PLC (Beverages)	$17,055,661
589,262	GSK PLC (Pharmaceuticals)	10,641,232
1,206,707	Kingfisher PLC (Specialty Retail)	4,563,528
1,605,992	Legal & General Group PLC (Insurance)	4,504,622
68,761	London Stock Exchange Group PLC (Capital Markets)	9,319,581
110,475	National Grid PLC (Multi-Utilities)	1,387,141
652,718	NatWest Group PLC (Banks)	3,092,742
1,743,242	Prudential PLC (Insurance)	14,512,226
260,394	Reckitt Benckiser Group PLC (Household Products)	15,796,553
376,298	RELX PLC (Professional Services)	17,295,035
76,005	Rio Tinto PLC (Metals & Mining)	4,912,052
6,317,992	Rolls-Royce Holdings PLC* (Aerospace & Defense)	43,596,657
371,777	Segro PLC (Industrial REITs)	3,766,986
164,833	Shell PLC (Oil, Gas & Consumable Fuels)	5,547,758
191,933	Smith & Nephew PLC (Health Care Equipment & Supplies)	2,386,269
507,428	Standard Chartered PLC (Banks)	5,884,331
1,358,704	Tesco PLC (Consumer Staples Distribution & Retail)	5,999,592
332,858	WH Smith PLC (Specialty Retail)	5,665,493

		280,251,648

United States – 7.1%
38,142	Atlassian Corp. Class A* (Software)	7,191,293
19,142	EPAM Systems, Inc.* (IT Services)	3,611,138
39,976	Ferguson Enterprises, Inc. (Trading Companies & Distributors)	7,860,016
34,571	Monday.com Ltd.* (Software)	10,159,380
156,764	Nestle SA (Food Products)	14,813,039
110,792	Qiagen NV* (Life Sciences Tools & Services)	4,695,195
93,512	Roche Holding AG (Pharmaceuticals)	28,979,688
106,231	Smurfit WestRock PLC (Containers & Packaging)	5,470,897
33,320	Spotify Technology SA* (Entertainment)	12,831,532
40,152	STERIS PLC (Health Care Equipment & Supplies)	8,907,721
46,179	Waste Connections, Inc. (Commercial Services & Supplies)	8,162,138

		112,682,037

Uruguay* – 0.6%
4,656	MercadoLibre, Inc. (Broadline Retail)	9,485,110

TOTAL COMMON STOCKS (Cost $1,202,413,066)		$1,529,281,444

The accompanying notes are an integral part of these financial statements.	3

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Dividend Rate	Value

Investment Company(b) – 3.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
57,892,238	4.766%	$57,892,238
(Cost $ 57,892,238)

TOTAL INVESTMENTS – 100.1% (Cost $ 1,260,305,304)		$1,587,173,682

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(1,273,454)

NET ASSETS – 100.0%		$1,585,900,228

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2024

Sector	% of Total Market Value

Industrials	19.6%

Financials	17.9

Health Care	13.0

Information Technology	11.9

Consumer Discretionary	11.0

Consumer Staples	8.6

Materials	5.7

Communication Services	3.8

Investment Company	3.6

Energy	2.7

Utilities	1.8

Real Estate	0.4

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

State Street Bank and Trust	USD	67,780	JPY	10,358,122	11/05/24	$(436)

Currency Abbreviations:
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

4	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments October 31, 2024

Shares	Description	Value

Common Stocks – 95.5%

Aerospace & Defense – 1.6%
5,579	Curtiss-Wright Corp.	$1,924,532
26,700	Mercury Systems, Inc.*	863,745
14,810	Moog, Inc. Class A	2,793,166
53,555	Standardaero, Inc.*	1,545,062
10,161	Woodward, Inc.	1,667,318

		8,793,823

Air Freight & Logistics – 0.5%
55,400	Air Transport Services Group, Inc.*	955,096
39,300	Hub Group, Inc. Class A	1,705,227

		2,660,323

Automobile Components – 0.4%
7,700	LCI Industries	856,856
12,800	Visteon Corp.*	1,155,200

		2,012,056

Banks – 7.7%
9,621	Axos Financial, Inc.*	651,534
13,900	Banner Corp.	890,156
24,011	Byline Bancorp, Inc.	646,136
19,562	Cadence Bank	653,958
32,068	Columbia Banking System, Inc.	914,259
17,846	Dime Community Bancshares, Inc.	536,629
22,920	Hancock Whitney Corp.	1,193,674
45,651	Heritage Commerce Corp.	443,271
26,201	Home BancShares, Inc.	715,025
20,900	Lakeland Financial Corp.	1,359,963
43,000	National Bank Holdings Corp. Class A	1,933,280
8,861	Northeast Bank	787,389
31,087	OceanFirst Financial Corp.	565,783
157,142	Old National Bancorp	3,026,555
22,146	Peapack-Gladstone Financial Corp.	711,772
15,378	Preferred Bank	1,297,442
53,723	Prosperity Bancshares, Inc.	3,932,524
58,700	Renasant Corp.	2,002,257
9,711	S&T Bancorp, Inc.	368,824
11,000	ServisFirst Bancshares, Inc.	914,540
28,775	SouthState Corp.	2,806,426
14,200	Stock Yards Bancorp, Inc.	915,616
31,600	Towne Bank	1,027,632
19,800	UMB Financial Corp.	2,172,654
55,200	United Bankshares, Inc.	2,079,936
41,159	Western Alliance Bancorp	3,424,840
43,796	Wintrust Financial Corp.	5,075,518
19,565	Zions Bancorp NA	1,018,554

		42,066,147

Biotechnology* – 5.5%
126,510	89bio, Inc.	984,248
51,519	Ascendis Pharma AS ADR	6,327,564
73,160	Bicycle Therapeutics PLC ADR	1,715,236
19,662	Biohaven Ltd.	978,381
10,683	Blueprint Medicines Corp.	934,869

Shares	Description	Value

Common Stocks – (continued)

Biotechnology* – (continued)
36,077	Catalyst Pharmaceuticals, Inc.	$786,479
45,796	Cytokinetics, Inc.	2,335,596
12,696	Halozyme Therapeutics, Inc.	642,037
9,361	Immunome, Inc.	107,371
10,160	Insmed, Inc.	683,565
24,340	Merus NV	1,215,296
46,368	MoonLake Immunotherapeutics	2,152,402
18,146	Neurocrine Biosciences, Inc.	2,182,419
86,600	Rocket Pharmaceuticals, Inc.	1,441,890
19,830	Soleno Therapeutics, Inc.	1,091,840
46,659	Vaxcyte, Inc.	4,962,185
11,110	Viking Therapeutics, Inc.	805,919
28,070	Xenon Pharmaceuticals, Inc.	1,153,958

		30,501,255

Building Products – 1.7%
16,000	Apogee Enterprises, Inc.	1,197,440
3,916	AZEK Co., Inc.*	172,304
8,524	AZZ, Inc.	649,358
19,200	Gibraltar Industries, Inc.*	1,295,808
18,211	Griffon Corp.	1,145,108
68,600	Hayward Holdings, Inc.*	1,115,436
91,990	Janus International Group, Inc.*	677,046
28,692	Resideo Technologies, Inc.*	564,372
9,500	UFP Industries, Inc.	1,162,230
43,928	Zurn Elkay Water Solutions Corp.	1,585,801

		9,564,903

Capital Markets – 1.2%
175,579	BGC Group, Inc. Class A	1,645,175
19,300	Cohen & Steers, Inc.	1,906,261
41,650	DigitalBridge Group, Inc.	653,489
4,078	Houlihan Lokey, Inc.	704,556
14,900	Lazard, Inc.	789,551
11,158	StoneX Group, Inc.*	1,004,666

		6,703,698

Chemicals – 2.9%
36,300	AdvanSix, Inc.	1,029,831
7,399	Ashland, Inc.	625,733
61,150	Avient Corp.	2,850,202
81,210	Axalta Coating Systems Ltd.*	3,079,483
49,826	Ecovyst, Inc.*	331,841
50,282	HB Fuller Co.	3,679,637
13,500	Innospec, Inc.	1,455,030
20,313	Methanex Corp.	795,660
9,700	Minerals Technologies, Inc.	730,313
28,338	Orion SA	424,787
5,179	Quaker Chemical Corp.	785,033

		15,787,550

Commercial Services & Supplies – 3.6%
10,799	Brady Corp. Class A	768,241
20,597	Brink’s Co.	2,117,166
60,489	Casella Waste Systems, Inc. Class A*	5,920,663

The accompanying notes are an integral part of these financial statements.	5

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – (continued)
9,051	MSA Safety, Inc.	$1,502,013
73,109	Rentokil Initial PLC ADR	1,853,313
9,800	UniFirst Corp.	1,762,138
31,000	Viad Corp.*	1,160,640
26,894	Waste Connections, Inc.	4,753,515

		19,837,689

Communications Equipment* – 1.0%
31,217	Applied Optoelectronics, Inc.	487,609
17,700	Ciena Corp.	1,124,127
23,347	Clearfield, Inc.	838,858
46,100	Extreme Networks, Inc.	688,273
8,490	F5, Inc.	1,985,641
70,961	Infinera Corp.	476,858

		5,601,366

Construction & Engineering – 3.9%
12,750	Comfort Systems USA, Inc.	4,985,760
103,669	Fluor Corp.*	5,419,815
17,916	Granite Construction, Inc.	1,505,840
33,362	Primoris Services Corp.	2,089,129
4,598	Sterling Infrastructure, Inc.*	710,161
15,024	Valmont Industries, Inc.	4,682,680
65,340	WillScot Holdings Corp.*	2,165,368

		21,558,753

Construction Materials – 0.3%
1,800	Eagle Materials, Inc.	513,828
6,658	Knife River Corp.*	647,957
11,800	Summit Materials, Inc. Class A*	559,438

		1,721,223

Consumer Finance – 0.9%
17,265	FirstCash Holdings, Inc.	1,786,409
154,625	SLM Corp.	3,406,389

		5,192,798

Consumer Staples Distribution & Retail – 0.9%
7,774	Casey’s General Stores, Inc.	3,063,111
21,400	Performance Food Group Co.*	1,738,750

		4,801,861

Containers & Packaging – 0.3%
31,800	Silgan Holdings, Inc.	1,645,332
3,475	Sonoco Products Co.	182,507
		1,827,839

Diversified Consumer Services – 3.5%
7,520	Adtalem Global Education, Inc.*	608,519
38,405	Bright Horizons Family Solutions, Inc.*	5,125,915
59,076	Frontdoor, Inc.*	2,935,487
9,549	Grand Canyon Education, Inc.*	1,309,263
114,488	KinderCare Learning Cos., Inc.*	3,338,470
90,598	Laureate Education, Inc.	1,556,474

Shares	Description	Value

Common Stocks – (continued)

Diversified Consumer Services – (continued)
263,800	Mister Car Wash, Inc.*	$1,981,138
49,101	Perdoceo Education Corp.	1,097,407
13,000	Stride, Inc.*	1,212,640

		19,165,313

Diversified Telecommunication Services – 0.4%
29,666	Cogent Communications Holdings, Inc.	2,381,290

Electric Utilities – 0.7%
21,200	IDACORP, Inc.	2,193,776
14,100	MGE Energy, Inc.	1,275,909
6,769	Portland General Electric Co.	320,851

		3,790,536

Electrical Equipment – 1.6%
15,179	EnerSys	1,470,238
67,650	NEXTracker, Inc. Class A*	2,693,823
13,510	Regal Rexnord Corp.	2,249,955
73,671	Sensata Technologies Holding PLC	2,529,862

		8,943,878

Electronic Equipment, Instruments & Components – 2.9%
5,540	Arrow Electronics, Inc.*	657,432
31,520	Avnet, Inc.	1,708,699
7,427	Belden, Inc.	845,712
25,450	Celestica, Inc.*	1,740,780
16,100	Crane NXT Co.	873,747
6,040	Fabrinet*	1,455,459
10,300	Insight Enterprises, Inc.*	1,801,676
14,084	Littelfuse, Inc.	3,445,369
65,657	Mirion Technologies, Inc.*	971,724
8,993	OSI Systems, Inc.*	1,188,964
13,300	Rogers Corp.*	1,333,724

		16,023,286

Energy Equipment & Services – 2.4%
36,676	Archrock, Inc.	734,254
21,499	Cactus, Inc. Class A	1,274,676
174,279	ChampionX Corp.	4,918,153
56,396	Expro Group Holdings NV*	719,049
40,900	Helmerich & Payne, Inc.	1,374,240
69,043	Newpark Resources, Inc.*	459,826
65,640	Oceaneering International, Inc.*	1,601,616
116,328	Select Water Solutions, Inc.	1,233,077
13,909	Weatherford International PLC	1,098,811

		13,413,702

Entertainment* – 0.6%
20,106	Liberty Media Corp.-Liberty Live Class A	1,140,815
10,940	Take-Two Interactive Software, Inc.	1,769,217
85,748	Vivid Seats, Inc. Class A	348,994

		3,259,026

6	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 3.6%
28,754	Enact Holdings, Inc.	$980,224
31,411	Essent Group Ltd.	1,884,974
29,000	EVERTEC, Inc.	950,040
13,547	Federal Agricultural Mortgage Corp. Class C	2,482,759
112,350	Flywire Corp.*	1,957,137
20,067	International Money Express, Inc.*	352,979
146,620	Marqeta, Inc. Class A*	829,869
12,509	Merchants Bancorp	462,082
36,500	NCR Atleos Corp.*	955,570
9,778	PennyMac Financial Services, Inc.	974,671
41,099	Shift4 Payments, Inc. Class A*	3,716,994
16,215	Voya Financial, Inc.	1,302,064
16,900	Walker & Dunlop, Inc.	1,848,353
6,195	WEX, Inc.*	1,069,257

		19,766,973

Food Products – 0.5%
47,706	Nomad Foods Ltd.	837,240
36,223	Simply Good Foods Co.*	1,219,266
37,168	Utz Brands, Inc.	640,033

		2,696,539

Gas Utilities – 0.3%
18,700	National Fuel Gas Co.	1,131,911
6,700	ONE Gas, Inc.	477,509

		1,609,420

Ground Transportation – 1.0%
60,100	Marten Transport Ltd.	930,348
5,227	Saia, Inc.*	2,553,964
52,600	Werner Enterprises, Inc.	1,940,414

		5,424,726

Health Care Equipment & Supplies* – 3.9%
23,000	Envista Holdings Corp.	482,310
47,603	Establishment Labs Holdings, Inc.	2,051,213
8,560	Glaukos Corp.	1,132,060
55,143	Haemonetics Corp.	3,923,976
43,593	Inari Medical, Inc.	2,109,901
7,700	Integer Holdings Corp.	956,725
27,213	iRhythm Technologies, Inc.	1,971,310
37,364	Lantheus Holdings, Inc.	4,104,062
22,500	Omnicell, Inc.	1,094,400
42,415	OrthoPediatrics Corp.	1,125,270
9,968	PROCEPT BioRobotics Corp.	897,120
99,648	SI-BONE, Inc.	1,375,142

		21,223,489

Health Care Providers & Services – 2.7%
5,270	Addus HomeCare Corp.*	655,693
30,138	Encompass Health Corp.	2,997,526
5,370	Ensign Group, Inc.	832,296
40,343	HealthEquity, Inc.*	3,439,241
125,485	LifeStance Health Group, Inc.*	842,004

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
126,259	NeoGenomics, Inc.*	$1,715,860
152,010	Option Care Health, Inc.*	3,502,310
55,358	Pediatrix Medical Group, Inc.*	682,011

		14,666,941

Health Care Technology* – 0.7%
36,560	Evolent Health, Inc. Class A	853,676
150,008	Phreesia, Inc.	2,743,646

		3,597,322

Hotel & Resort REITs – 0.4%
101,600	Apple Hospitality REIT, Inc.	1,500,632
6,200	Ryman Hospitality Properties, Inc.	663,710

		2,164,342

Hotels, Restaurants & Leisure – 1.9%
84,699	Bowlero Corp. Class A	878,329
29,195	Boyd Gaming Corp.	2,022,921
4,339	Brinker International, Inc.*	445,659
3,100	Choice Hotels International, Inc.	432,481
18,580	Churchill Downs, Inc.	2,603,058
36,625	First Watch Restaurant Group, Inc.*	622,442
19,076	Six Flags Entertainment Corp.	751,785
7,910	Texas Roadhouse, Inc.	1,511,759
3,980	Wingstop, Inc.	1,145,006

		10,413,440

Household Durables – 1.7%
36,018	Beazer Homes USA, Inc.*	1,107,914
2,027	Installed Building Products, Inc.	439,656
14,726	M/I Homes, Inc.*	2,232,314
23,401	Meritage Homes Corp.	4,240,261
12,191	Taylor Morrison Home Corp.*	835,084
653	TopBuild Corp.*	230,757

		9,085,986

Household Products* – 0.3%
47,300	Central Garden & Pet Co. Class A	1,378,322

Independent Power and Renewable Electricity Producers* – 0.2%
4,630	Talen Energy Corp.	839,697

Industrial REITs – 0.7%
8,019	EastGroup Properties, Inc.	1,373,494
11,267	First Industrial Realty Trust, Inc.	591,405
56,870	STAG Industrial, Inc.	2,120,114

		4,085,013

Insurance – 4.3%
22,431	Assured Guaranty Ltd.	1,872,091
44,908	Axis Capital Holdings Ltd.	3,514,500
47,760	Baldwin Insurance Group, Inc.*	2,209,378
18,800	Bowhead Specialty Holdings, Inc.*	547,268
12,287	Employers Holdings, Inc.	598,623
45,697	First American Financial Corp.	2,931,462
12,000	Hanover Insurance Group, Inc.	1,779,960

The accompanying notes are an integral part of these financial statements.	7

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
35,737	Kemper Corp.	$2,225,343
50,900	Oscar Health, Inc. Class A*	855,120
15,326	Palomar Holdings, Inc.*	1,375,815
5,760	Primerica, Inc.	1,594,426
12,500	Ryan Specialty Holdings, Inc.	823,375
17,100	Safety Insurance Group, Inc.	1,338,331
6,500	Stewart Information Services Corp.	447,200
863	White Mountains Insurance Group Ltd.	1,550,932

		23,663,824

Interactive Media & Services* – 0.2%
61,574	Cars.com, Inc.	984,568

IT Services – 0.3%
11,600	ASGN, Inc.*	1,068,360
18,714	Hackett Group, Inc.	455,124

		1,523,484

Leisure Products – 0.6%
16,000	Acushnet Holdings Corp.	980,800
12,125	Brunswick Corp.	966,848
71,400	Mattel, Inc.*	1,455,132

		3,402,780

Life Sciences Tools & Services – 1.5%
4,380	Bio-Rad Laboratories, Inc. Class A*	1,568,872
23,874	Bio-Techne Corp.	1,760,708
38,169	Bruker Corp.	2,160,747
4,950	Charles River Laboratories International, Inc.*	883,971
39,400	Qiagen NV*	1,658,740

		8,033,038

Machinery – 3.9%
6,050	Alamo Group, Inc.	1,025,717
12,600	Albany International Corp. Class A	855,792
20,767	Allison Transmission Holdings, Inc.	2,219,162
24,200	Astec Industries, Inc.	769,076
20,174	Atmus Filtration Technologies, Inc.	785,576
10,828	Enpro, Inc.	1,576,665
42,900	Hillenbrand, Inc.	1,181,895
3,058	IDEX Corp.	656,369
26,930	ITT, Inc.	3,773,432
16,600	John Bean Technologies Corp.	1,849,572
3,976	Kadant, Inc.	1,324,246
40,400	Kennametal, Inc.	1,022,928
14,300	Mueller Industries, Inc.	1,172,171
46,699	Mueller Water Products, Inc. Class A	1,008,231
7,520	SPX Technologies, Inc.*	1,079,045
5,400	Watts Water Technologies, Inc. Class A	1,029,186

		21,329,063

Marine Transportation – 0.1%
5,029	Matson, Inc.	778,942

Shares	Description	Value

Common Stocks – (continued)

Media – 0.9%
128,163	Magnite, Inc.*	$1,599,474
9,251	Nexstar Media Group, Inc.	1,627,436
96,722	Stagwell, Inc.*	600,643
58,990	TEGNA, Inc.	969,206

		4,796,759

Metals & Mining – 0.7%
32,737	Commercial Metals Co.	1,761,250
52,094	Eldorado Gold Corp.*	904,873
7,700	Kaiser Aluminum Corp.	571,802
35,000	MP Materials Corp.*	629,650

		3,867,575

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
110,148	Redwood Trust, Inc.	806,283

Multi-Utilities – 0.1%
11,100	Northwestern Energy Group, Inc.	593,406

Office REITs – 0.5%
51,700	COPT Defense Properties	1,664,740
32,512	Cousins Properties, Inc.	995,843

		2,660,583

Oil, Gas & Consumable Fuels – 2.3%
31,800	Civitas Resources, Inc.	1,551,522
46,200	Delek U.S. Holdings, Inc.	723,954
77,800	Magnolia Oil & Gas Corp. Class A	1,966,784
32,800	Matador Resources Co.	1,709,208
57,200	Northern Oil & Gas, Inc.	2,073,500
94,930	Uranium Energy Corp.*	704,381
55,564	Viper Energy, Inc.	2,883,772
45,796	World Kinect Corp.	1,197,565

		12,810,686

Personal Products – 0.5%
13,717	BellRing Brands, Inc.*	902,990
8,260	elf Beauty, Inc.*	869,365
6,100	Interparfums, Inc.	738,527
274,934	Olaplex Holdings, Inc.*	489,383

		3,000,265

Pharmaceuticals – 1.0%
78,715	Innoviva, Inc.*	1,539,665
20,380	Intra-Cellular Therapies, Inc.*	1,727,205
25,848	Organon & Co.	485,426
21,400	Prestige Consumer Healthcare, Inc.*	1,578,250

		5,330,546

Professional Services – 1.4%
13,391	Concentrix Corp.	569,251
61,077	First Advantage Corp.*	1,106,715
9,747	FTI Consulting, Inc.*	1,901,445
6,633	Huron Consulting Group, Inc.*	767,637
6,300	ICF International, Inc.	1,062,117
44,049	Kelly Services, Inc. Class A	880,540

8	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
7,800	Maximus, Inc.	$674,232
5,823	Science Applications International Corp.	840,201

		7,802,138

Real Estate Management & Development – 0.5%
11,100	Colliers International Group, Inc.	1,694,304
78,900	Cushman & Wakefield PLC*	1,069,095

		2,763,399

Semiconductors & Semiconductor Equipment – 3.4%
16,288	Amkor Technology, Inc.	414,530
10,053	Axcelis Technologies, Inc.*	857,621
48,700	Cohu, Inc.*	1,213,604
14,700	Diodes, Inc.*	859,656
17,667	Entegris, Inc.	1,849,911
27,720	Ichor Holdings Ltd.*	755,647
27,500	Kulicke & Soffa Industries, Inc.	1,233,650
42,845	Lattice Semiconductor Corp.*	2,170,528
7,060	Onto Innovation, Inc.*	1,400,210
19,171	Photronics, Inc.*	437,099
21,453	Power Integrations, Inc.	1,296,405
44,935	Rambus, Inc.*	2,148,792
9,600	SiTime Corp.*	1,622,496
34,500	Tower Semiconductor Ltd.*	1,447,620
22,599	Ultra Clean Holdings, Inc.*	755,936

		18,463,705

Software – 6.0%
88,406	Adeia, Inc.	1,098,887
10,843	BlackLine, Inc.*	600,377
440,095	CCC Intelligent Solutions Holdings, Inc.*	4,581,389
31,245	Clear Secure, Inc. Class A	1,149,191
119,081	Dynatrace, Inc.*	6,406,558
8,756	Envestnet, Inc.*	549,702
7,730	Guidewire Software, Inc.*	1,439,790
32,300	Ingram Micro Holding Corp.*	783,275
19,048	InterDigital, Inc.	2,865,581
132,460	Lightspeed Commerce, Inc.*	2,002,795
22,805	LiveRamp Holdings, Inc.*	570,809
4,025	Meridianlink, Inc.*	88,389
66,700	NCR Voyix Corp.*	854,427
37,620	Onestream, Inc.*	1,110,542
37,390	Procore Technologies, Inc.*	2,454,653
78,796	PROS Holdings, Inc.*	1,560,161
61,500	Samsara, Inc. Class A*	2,939,085
45,800	Verint Systems, Inc.*	975,540
11,986	Workiva, Inc.*	956,003

		32,987,154

Specialized REITs – 0.5%
55,875	Four Corners Property Trust, Inc.	1,539,915
39,300	Rayonier, Inc.	1,227,339

		2,767,254

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.4%
24,566	Abercrombie & Fitch Co. Class A*	$3,237,553
14,484	Caleres, Inc.	432,347
3,155	Group 1 Automotive, Inc.	1,149,430
2,200	Murphy USA, Inc.	1,074,590
47,822	Revolve Group, Inc.*	1,186,942
24,473	Victoria’s Secret & Co.*	740,553

		7,821,415

Textiles, Apparel & Luxury Goods – 0.8%
13,300	Kontoor Brands, Inc.	1,138,879
9,200	Oxford Industries, Inc.	668,104
30,900	Steven Madden Ltd.	1,389,573
57,000	VF Corp.	1,180,470

		4,377,026

Tobacco – 0.1%
13,505	Universal Corp.	687,675

Trading Companies & Distributors – 2.0%
12,368	Applied Industrial Technologies, Inc.	2,864,305
23,706	Beacon Roofing Supply, Inc.*	2,182,611
29,940	FTAI Aviation Ltd.	4,025,134
9,100	McGrath RentCorp	1,034,670
7,608	SiteOne Landscape Supply, Inc.*	1,063,142

		11,169,862

Wireless Telecommunication Services*(a) – 0.0%
29,864	GCI Liberty, Inc.	—

TOTAL COMMON STOCKS (Cost $423,871,854)		$524,981,955

Shares	Dividend Rate	Value

Investment Company(b) – 4.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
24,476,895	4.766%	$24,476,895
(Cost $24,476,895)

TOTAL INVESTMENTS – 99.9% (Cost $448,348,749)		$549,458,850

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		510,267

NET ASSETS – 100.0%		$549,969,117

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	9

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SPX	—S&P 500 Index

10	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities October 31, 2024

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,202,413,066 and $423,871,854, respectively)	$1,529,281,444	$524,981,955

Investments in affiliated issuers, at value (cost $57,892,238 and $24,476,895, respectively)	57,892,238	24,476,895

Cash	1,177,200	497,534

Foreign currencies, at value (cost $303,797 and $0, respectively)	304,159	—

Receivables:

Foreign tax reclaims	4,649,632	—

Investments sold	3,926,464	1,181,321

Dividends	1,900,060	175,132

Fund shares sold	150,000	125,000

Investments sold on an extended-settlement basis	68,172	—

Other assets	311,157	17,973

Total assets	1,599,660,526	551,455,810

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	436	—

Payables:

Investments purchased	10,513,373	743,726

Fund shares redeemed	1,210,712	170,479

Investments purchased on an extended-settlement basis	828,839	—

Management fees	289,652	158,411

Transfer agency fees	14,094	5,571

Accrued expenses	903,192	408,506

Total liabilities	13,760,298	1,486,693

Net Assets:

Paid-in capital	1,180,314,533	406,132,362

Total distributable earnings	405,585,695	143,836,755

NET ASSETS	$1,585,900,228	$549,969,117

Shares Outstanding $0.001 par value (unlimited shares authorized):	104,041,070	37,960,405

Net asset value, offering and redemption price per share:	$ 15.24	$ 14.49

The accompanying notes are an integral part of these financial statements.	11

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2024

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $2,563,673 and $14,806, respectively)	$31,983,912	$8,300,707

Dividends — affiliated issuers	2,128,041	1,769,104

Other Income	1,839,442	—

Total investment income	35,951,395	10,069,811

Expenses:

Management fees	8,943,381	6,203,111

Custody, accounting and administrative services	870,040	600,206

Transfer Agency fees	298,112	165,416

Professional fees	292,084	251,512

Registration fees	52,056	62,705

Trustee fees	31,189	29,675

Printing and mailing costs	7,937	10,486

Other	60,809	36,778

Total expenses	10,555,608	7,359,889

Less — expense reductions	(2,789,454)	(1,501,203)

Net expenses	7,766,154	5,858,686

NET INVESTMENT INCOME	28,185,241	4,211,125

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $12,742 and $65,208, respectively)	91,717,124	62,248,010

Forward foreign currency exchange contracts	23,985	—

Foreign currency transactions	(200,858)	(91)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $(200,218) and $0, respectively)	179,961,053	118,731,382

Forward foreign currency exchange contracts	(436)	—

Foreign currency translation	159,550	—

Net realized and unrealized gain	271,660,418	180,979,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$299,845,659	$185,190,426

12	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 28,185,241	$ 21,687,381	$ 4,211,125	$ 4,265,931

Net realized gain	91,540,251	14,300,109	62,247,919	9,768,523

Net change in unrealized gain (loss)	180,120,167	139,803,878	118,731,382	(53,130,896)

Net increase (decrease) in net assets resulting from operations	299,845,659	175,791,368	185,190,426	(39,096,442)

Distributions to shareholders:

From distributable earnings	(22,657,088)	(16,119,210)	(5,116,836)	(3,365,968)

From share transactions:

Proceeds from sales of shares	255,706,702	143,090,181	121,492,031	139,489,002

Reinvestment of distributions	22,657,088	16,119,210	5,116,836	3,365,968

Cost of shares redeemed	(190,703,467)	(256,849,962)	(478,327,989)	(59,610,549)

Net increase (decrease) in net assets resulting from share transactions	87,660,323	(97,640,571)	(351,719,122)	83,244,421

TOTAL INCREASE (DECREASE)	364,848,894	62,031,587	(171,645,532)	40,782,011

Net assets:

Beginning of year	1,221,051,334	1,159,019,747	721,614,649	680,832,638

End of year	$1,585,900,228	$1,221,051,334	$549,969,117	$ 721,614,649

The accompanying notes are an integral part of these financial statements.	13

ACTIVE EQUITY MULTI-MANAGER FUNDS

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager International Equity Fund

	Class P Shares

	Year Ended October 31,
	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$12.45		$10.94	$15.42	$11.16	$11.70

Net investment income(a)	0.28	(b)	0.22 (c)	0.19	0.22	0.16

Net realized and unrealized gain (loss)	2.74		1.45	(3.52)	4.17	(0.40)

Total from investment operations	3.02		1.67	(3.33)	4.39	(0.24)

Distributions to shareholders from net investment income	(0.23)		(0.16)	(0.23)	(0.13)	(0.28)

Distributions to shareholders from net realized gains	—		—	(0.92)	—	(0.02)

Total distributions	(0.23)		(0.16)	(1.15)	(0.13)	(0.30)

Net asset value, end of year	$15.24		$12.45	$10.94	$15.42	$11.16

Total return(d)	24.42%		15.32%	(23.15)%	39.46%	(2.28)%

Net assets, end of year (in 000s)	$1,585,900		$1,221,051	$1,159,020	$1,373,200	$886,359

Ratio of net expenses to average net assets	0.52%		0.54%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets	0.71%		0.71%	0.73%	0.72%	0.74%

Ratio of net investment income to average net assets	1.89	%(c)	1.70%	1.50%	1.50%	1.39%

Portfolio turnover rate(e)	68%		35%	39%	61%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager U.S. Small Cap Equity Fund

	Class P Shares

	Year Ended October 31,
	2024	2023	2022	2021		2020

Per Share Data

Net asset value, beginning of year	$11.56	$12.23	$17.45	$12.14		$13.31

Net investment income(a)	0.07	0.07	0.05	0.03	(b)	0.05

Net realized and unrealized gain (loss)	2.94	(0.68)	(2.47)	5.31		(0.79)

Total from investment operations	3.01	(0.61)	(2.42)	5.34		(0.74)

Distributions to shareholders from net investment income	(0.08)	(0.06)	(0.03)	(0.03)		(0.08)

Distributions to shareholders from net realized gains	—	—	(2.77)	—		(0.35)

Total distributions	(0.08)	(0.06)	(2.80)	(0.03)		(0.43)

Net asset value, end of year	$14.49	$11.56	$12.23	$17.45		$12.14

Total return(c)	26.12%	(5.00)%	(15.77)%	44.07%		(5.88)%

Net assets, end of year (in 000s)	$549,969	$721,615	$680,833	$647,500		$441,314

Ratio of net expenses to average net assets	0.71%	0.71%	0.73%	0.75%		0.77%

Ratio of total expenses to average net assets	0.89%	0.89%	0.90%	0.92%		0.95%

Ratio of net investment income to average net assets	0.51%	0.58%	0.35%	0.17	%(b)	0.44%

Portfolio turnover rate(d)	69%	62%	57%	105%		85%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements October 31, 2024

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager International Equity	Class P	Diversified

Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2024, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC, Victory Capital Management, Inc., and Westfield Capital Management Company, L.P., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

16

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day

17

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

18

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2024:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$51,651,860	$287,738,119	$—

Europe	78,630,870	969,955,986	—

North America	121,814,888	7,860,016	—

South America	11,629,705	—	—

Investment Company	57,892,238	—	—

Total	$321,619,561	$1,265,554,121	$—

Derivative Type

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(436)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

19

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,903,079	$—	$—

Europe	20,586,333	—	—

North America	501,492,543	—	—

Investment Company	24,476,895	—	—

Total	$549,458,850	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2024. These instruments were used as part of the Multi-Manager International Equity Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	—	$—	Payable for unrealized loss on forward foreign currency exchange contracts	$(436)

The following table sets forth, by certain risk types, the Multi-Manager International Equity Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity

Risk	Statements of Operations	Net Realized Gain	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized loss on forward foreign currency exchange contracts	$23,985	$(436)

20

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2024, the relevant values for each derivative type were as follows:

Average Notional Amounts(a)

Fund	Forward Contracts

Multi-Manager International Equity	$392,487

(a)

Amounts disclosed represent average notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives for the fiscal year ended October 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Management Rate	Effective Net Management Rate#*

Multi-Manager International Equity	0.60%	0.41%

Multi-Manager U.S. Small Cap Equity	0.75	0.57

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2025, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2024, the management fees waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Multi-Manager International Equity	$66,627

Multi-Manager U.S. Small Cap Equity	54,664

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition,

21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) October 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2024, these expense reductions, including any fee waivers, were as follows:

Fund	Management Fee Waiver

Multi-Manager International Equity	$2,789,454

Multi-Manager U.S. Small Cap Equity	1,501,203

D. Line of Credit Facility — As of October 31, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended October 31, 2024, Goldman Sachs earned $5,172 and $4,768 in brokerage commissions from portfolio transactions on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2024:

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2024	Shares as of October 31, 2024	Dividend Income

Multi-Manager International Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	$40,942,755	$896,814,440	$(879,864,957)	$57,892,238	57,892,238	$2,128,041

Multi-Manager U.S. Small Cap Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	36,290,923	535,101,973	(546,916,001)	24,476,895	24,476,895	1,769,104

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2024, were as follows:

Fund	Purchases	Sales

Multi-Manager International Equity	$1,062,056,405	$974,126,133

Multi-Manager U.S. Small Cap Equity	534,274,442	870,571,676

22

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2024 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Distributions paid from:

Ordinary income	$22,657,088	$5,116,836

Total taxable distributions	$22,657,088	$5,116,836

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Distributions paid from:

Ordinary income	$16,119,210	$3,365,968

Total taxable distributions	$16,119,210	$3,365,968

As of October 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Undistributed ordinary income — net	$ 50,857,788	$ 18,599,056

Undistributed long-term capital gains	66,446,747	39,655,107

Total Undistributed Earnings	$117,304,535	$ 58,254,163

Capital loss carryforwards(1) :

Unrealized gains (loss) — net	$288,281,160	$ 85,582,592

Total accumulated earnings (loss) net	$405,585,695	$143,836,755

(1)	The Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds utilized $2,335,362 and $11,529,935, respectively, of capital losses in the current fiscal year.

As of October 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Tax Cost	$1,298,657,764	$463,876,258

Gross unrealized gain	332,725,940	103,401,705

Gross unrealized loss	(44,444,780)	(17,819,113)

Net unrealized gain	$ 288,281,160	$ 85,582,592

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) October 31, 2024

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

24

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued) October 31, 2024

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26

ACTIVE EQUITY MULTI-MANAGER FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	17,335,647	$ 255,706,702	10,853,620	$ 143,090,181

Reinvestment of distributions	1,650,188	22,657,088	1,364,878	16,119,210

Shares redeemed	(12,988,352)	(190,703,467)	(20,159,485)	(256,849,962)

NET INCREASE (DECREASE)	5,997,483	$ 87,660,323	(7,940,987)	$ (97,640,571)

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	8,746,296	$ 121,492,031	11,178,433	$139,489,002

Reinvestment of distributions	383,571	5,116,836	284,048	3,365,968

Shares redeemed	(33,568,277)	(478,327,989)	(4,731,818)	(59,610,549)

NET INCREASE (DECREASE)	(24,438,410)	$(351,719,122)	6,730,663	$ 83,244,421

27

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (two of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2024, the related statements of operations for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2024 and each of the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

28

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (the “Sub-Advisers”) (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); and (ii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC, Victory Capital Management, Inc., and Westfield Capital Management Company, L.P. (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates and Designated Sub-Advisers, their respective services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various

30

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

sub-advisers’ efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2023, and information prepared by the Investment Adviser comparing each Fund’s investment performance to its benchmark index as of March 31, 2024. The information on each Fund’s investment performance provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund had placed in the top half of its performance peer group for the one-, three-, and five-year periods ended December 31, 2023, and had outperformed its benchmark index for the three- and five-year periods and had underperformed for the one-year period ended March 31, 2024. They noted that the Multi-Manager U.S. Small Cap Equity Fund had placed in the third quartile of its performance peer group for the one-year period and in the fourth quartile for the three- and five-year periods ended December 31, 2023, and had outperformed its benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2024.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/ reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition. the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and expense limitations. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment program whereby the Funds and other funds act as core “building blocks” for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees.

The Trustees considered that there are no breakpoints in the fee rate payable under the Management Agreement for each of the Funds. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of fees earned by the Investment Adviser and certain affiliates directly from certain clients who invest in the Funds in connection with a broader advisory arrangement; (f) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for

32

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s efforts related to business continuity planning. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until June 30, 2025.

33

Goldman Sachs Trust II – Active Equity Multi-Manager Funds – Tax Information (Unaudited)

For the year ended October 31, 2024, 0.28% and 77.35% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2024, 100% and 100% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2024, the total amount of income received by the Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.2324 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 93.23%. The total amount of taxes paid by the Multi-Manager International Equity Fund to such countries was $0.0248 per share.

34

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 (C) 2024 Goldman Sachs. All rights reserved. MMGRFDSAR-24

Goldman Sachs Funds Annual Financial Statements October 31, 2024 Goldman Sachs Multi-Strategy Alternatives Fund Goldman Sachs Asset Management

Goldman Sachs Multi-Strategy Alternatives Fund

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments October 31, 2024

Shares	Description	Value

Common Stocks(a) – 0.0%

Oil, Gas & Consumable Fuels – 0.0%
39,366	Gazprom PJSC	$—
3,021	LUKOIL PJSC	—
27,893	Rosneft Oil Co. PJSC	—

		—

TOTAL COMMON STOCKS (Cost $621,979)		$—

Shares	Dividend Rate	Value

Investment Company(b) – 92.0%

Goldman Sachs Financial Square Government Fund — Institutional Shares
59,498,130	4.766%	$59,498,130
(Cost $59,498,130)

TOTAL INVESTMENTS – 92.0% (Cost $60,120,109)		$59,498,130

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		5,172,411

NET ASSETS – 100.0%		$64,670,541

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(b)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	AUD	11,920,000	USD	7,833,921	12/18/24	$ 14,367
	CHF	17,990,000	USD	20,843,324	12/18/24	105,998
	EUR	510,000	USD	552,360	12/18/24	3,578
	JPY	420,670,000	USD	2,762,831	12/18/24	24,209
	SEK	118,380,000	USD	11,138,529	12/18/24	2,103
	USD	42,144,764	AUD	62,070,000	12/18/24	1,277,049
	USD	18,640,265	CAD	25,090,000	12/18/24	590,064
	USD	28,781,150	CHF	24,160,000	12/18/24	646,874
	USD	4,151,856	EUR	3,770,000	12/18/24	42,271
	USD	36,926,014	GBP	27,690,000	12/18/24	1,224,709
	USD	549,601	JPY	80,040,000	12/18/24	19,317
	USD	22,530,582	NOK	244,280,000	12/18/24	318,372
	USD	21,142,751	NZD	34,030,000	12/18/24	793,199
	USD	3,696,456	SEK	38,070,000	12/18/24	113,724

TOTAL						$5,175,834

The accompanying notes are an integral part of these financial statements.	1

GOLDMAN SACHS MULTI-STRATEGY A LTERNATIVES FUND

Consolidated Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	30,050,000	USD	20,203,305	12/18/24	$(417,984)
	CAD	25,090,000	USD	18,620,013	12/18/24	(569,812)
	EUR	21,100,000	USD	23,471,697	12/18/24	(471,102)
	GBP	19,520,000	USD	25,696,863	12/18/24	(529,315)
	JPY	3,539,360,000	USD	24,823,136	12/18/24	(1,374,023)
	NOK	144,550,000	USD	13,667,553	12/18/24	(523,723)
	NZD	29,460,000	USD	18,509,883	12/18/24	(893,138)
	SEK	320,810,000	USD	31,370,385	12/18/24	(1,179,254)
	USD	1,835,003	CHF	1,580,000	12/18/24	(4,904)
	USD	327,777	JPY	49,500,000	12/18/24	(172)
	USD	9,617,527	NZD	16,110,000	12/18/24	(16,070)

TOTAL						$(5,979,497)

FUTURES CONTRACTS — At October 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude	2	11/29/24	$145,620	$(2,220)
Coffee	18	12/18/25	1,583,888	43,581
Copper	23	03/27/25	2,522,813	(37,680)
Corn	98	03/14/25	2,087,400	47,825
Cotton No.2	18	12/06/24	626,130	(12,999)
Cotton No.2	16	03/07/25	574,640	(12,035)
Gasoline RBOB	1	11/29/24	82,900	(6,576)
Gasoline RBOB	10	09/30/25	809,256	(39,362)
Gold 100 Oz	2	12/27/24	549,860	(6,395)
Japan 10 Year Government Bond	22	12/13/24	20,877,847	(44,557)
KC HRW Wheat	24	07/14/25	723,000	17,855
Korea 10 Year Government Bonds	304	12/17/24	25,604,290	(198,428)
Lead	53	11/18/24	2,636,936	(82,911)
Lead	9	03/17/25	459,196	(41,737)
Lead	17	02/17/25	862,801	(67,102)
Lead	8	04/14/25	410,474	(30,511)
Lead	7	05/19/25	361,265	(34,906)
Lead	11	12/16/24	550,954	(19,384)
Lead	7	08/18/25	366,384	(507)
Lead	7	09/15/25	367,784	(10,553)
Lean Hogs	26	02/14/25	886,080	99,087
Live Cattle	21	02/28/25	1,568,910	50,792
Low Sulphur Gas Oil	15	12/12/24	1,002,375	(136,075)
Natural Gas	19	11/26/24	514,330	(84,830)
Natural Gas	31	03/27/25	815,920	(74,020)
Nickel	56	11/18/24	5,210,567	(395,839)
Nickel	30	02/17/25	2,837,776	(621,947)
Nickel	5	12/16/24	467,721	(53,275)
Nickel	16	05/19/25	1,535,672	(196,224)
Nickel	1	01/13/25	94,023	(2,822)
Nickel	12	08/18/25	1,166,070	(35,805)
NY Harbor ULSD	8	02/28/25	750,019	(112,984)
NY Harbor ULSD	4	11/29/24	375,430	(28,967)

2	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Primary Aluminum	149	12/16/24	$9,712,155	$1,022,247
Primary Aluminum	44	02/17/25	2,884,354	279,294
Primary Aluminum	34	11/18/24	2,211,003	125,031
Primary Aluminum	34	01/13/25	2,221,509	93,042
Primary Aluminum	67	05/19/25	4,419,722	192,877
Primary Aluminum	30	09/15/25	1,996,350	(4,167)
Soybean Oil	34	12/13/24	1,018,300	(52,070)
Soybean Oil	128	07/14/25	4,611,099	13,949
Sugar 11	47	04/30/25	1,108,072	118,260
Wheat	39	07/14/25	1,183,650	28,341
WTI Crude	41	11/20/24	2,839,660	(151,050)
Zinc	169	11/18/24	12,819,622	2,258,804
Zinc	23	02/17/25	1,743,400	254,369
Zinc	21	03/17/25	1,590,750	119,939
Zinc	20	04/14/25	1,513,380	17,062
Zinc	21	06/16/25	1,586,944	128,241
Zinc	18	08/18/25	1,359,450	50,968
Zinc	16	09/15/25	1,208,300	(26,203)

Total				$2,337,423

Short position contracts:
10 Year U.S. Treasury Notes	(228)	12/19/24	(25,186,875)	800,531
Australian 10 Year Government Bonds	(274)	12/16/24	(20,167,745)	812,534
Cattle Feeder	(7)	01/30/25	(844,638)	10,238
Cocoa	(6)	12/13/24	(440,040)	5,570
Coffee	(19)	12/18/24	(1,752,038)	(21,113)
Copper	(27)	12/27/24	(2,929,500)	(78,262)
Corn	(102)	12/13/24	(2,094,825)	(48,263)
Gasoline RBOB	(10)	12/31/24	(820,554)	38,067
KC HRW Wheat	(56)	12/13/24	(1,593,900)	(18,038)
Lead	(53)	11/18/24	(2,636,936)	131,954
Lead	(17)	02/17/25	(862,801)	41,406
Lead	(9)	03/17/25	(459,196)	59,862
Lead	(8)	04/14/25	(410,474)	40,416
Lead	(7)	01/13/25	(352,723)	9,637
Lead	(7)	05/19/25	(361,265)	4,362
Lead	(7)	08/18/25	(366,384)	10,589
Lean Hogs	(28)	12/13/24	(938,560)	(47,539)
Live Cattle	(31)	12/31/24	(2,310,120)	(9,490)
Low Sulphur Gas Oil	(14)	01/10/25	(933,800)	32,325
Natural Gas	(22)	12/27/24	(652,960)	67,030
Nickel	(56)	11/18/24	(5,210,567)	576,595
Nickel	(30)	02/17/25	(2,837,776)	485,133
Nickel	(16)	05/19/25	(1,535,672)	66,101
Nickel	(12)	01/13/25	(1,128,273)	127,208
Nickel	(1)	08/18/25	(97,173)	6,926
NY Harbor ULSD	(8)	12/31/24	(753,211)	22,831
Primary Aluminum	(149)	12/16/24	(9,712,155)	(1,050,581)
Primary Aluminum	(44)	02/17/25	(2,884,354)	(22,336)
Primary Aluminum	(34)	11/18/24	(2,211,003)	(215,285)
Primary Aluminum	(67)	05/19/25	(4,419,722)	(174,169)

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Primary Aluminum	(63)	01/13/25	$(4,116,326)	$(211,179)
Primary Aluminum	(1)	09/15/25	(66,545)	1,707
Silver	(1)	12/27/24	(163,980)	(21,230)
Soybean Oil	(32)	12/13/24	(866,688)	(56,622)
Soybean Oil	(111)	01/14/25	(3,689,169)	(8,617)
Sugar 11	(44)	02/28/25	(1,120,627)	(86,061)
Wheat	(22)	12/13/24	(627,550)	(21,075)
WTI Crude	(39)	12/19/24	(2,683,590)	145,950
Zinc	(169)	11/18/24	(12,819,622)	(2,064,171)
Zinc	(23)	02/17/25	(1,743,400)	(134,889)
Zinc	(21)	03/17/25	(1,590,750)	(20,477)
Zinc	(20)	04/14/25	(1,513,380)	(120,032)
Zinc	(15)	01/13/25	(1,136,404)	18,218
Zinc	(21)	06/16/25	(1,586,944)	(67,882)
Zinc	(18)	08/18/25	(1,359,450)	30,855

Total				$(951,266)

TOTAL FUTURES CONTRACTS				$1,386,157

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Abbreviation:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a) October 31, 2024

Assets:

Investments in affiliated issuers, at value (cost $59,498,130)	$59,498,130
Investments in unaffiliated issuers, at value (cost $621,979)	—
Cash	2,332,804
Unrealized gain on forward foreign currency exchange contracts	5,175,834
Variation margin on futures contracts	112,941
Unrealized gain on futures contracts	6,152,840
Receivables:
Collateral on certain derivative contracts(b)	3,816,848
Dividends	242,764
Due from broker	107,526
Foreign tax reclaims	40,279
Other assets	52,046

Total assets	77,532,012

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	5,979,497
Unrealized loss on futures contracts	5,704,892
Payables:
Investments purchased	242,829
Due to investment adviser	156,220
Management fees	17,778
Fund shares redeemed	9,099
Distribution and Service fees and Transfer Agency fees	2,150
Accrued expenses	749,006

Total liabilities	12,861,471

Net Assets:

Paid-in capital	104,409,777
Total distributable loss	(39,739,236)

NET ASSETS	$64,670,541
Net Assets:
Class A	$6,183,115
Class C	146,330
Institutional	16,033,218
Investor	2,914,798
Class R6	11,133
Class P	39,381,947
Total Net Assets	$64,670,541
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	583,178
Class C	14,323
Institutional	1,483,795
Investor	271,443
Class R6	1,028
Class P	3,644,532
Net asset value, offering and redemption price per share:(c)
Class A	$10.60
Class C	10.22
Institutional	10.81
Investor	10.74
Class R6	10.83
Class P	10.81
(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes segregated cash of $2,636,848 and $1,180,000 relating to initial margin requirements and/or collateral on futures and forward foreign currency, respectively.
(c)

Maximum public offering price per share for Class A Shares is $11.22. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statement of Operations(a) For the Fiscal Year Ended October 31, 2024

Investment Income:

Dividends — affiliated issuers	$3,888,237
Interest	157,543

Total investment income	4,045,780

Expenses:

Management fees	699,501
Custody, accounting and administrative services	661,156
Professional fees	473,896
Registration fees	115,812
Transfer Agency fees(b)	40,011
Trustee fees	27,486
Printing and mailing costs	23,516
Distribution and Service (12b-1) fees(b)	19,164
Service fees — Class C	691
Other	49,227

Total expenses	2,110,460

Less — expense reductions	(1,459,847)

Net expenses	650,613

NET INVESTMENT INCOME	3,395,167

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $535)	84,212
Futures contracts	(8,200,113)
Written options	2,345
Forward foreign currency exchange contracts	898,013
Foreign currency transactions	(54,885)
Net change in unrealized gain (loss) on:
Futures contracts	3,669,821
Forward foreign currency exchange contracts	(965,413)
Foreign currency translation	(52,033)

Net realized and unrealized loss	(4,618,053)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,222,886)

(a)

Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees

Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

$17,021	$2,072	$71	$10,213	$414	$8,268	$5,786	$4	$21	$15,305

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Strategy Alternatives Fund(a)

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 3,395,167	$ 1,659,237

Net realized gain (loss)	(7,270,428)	967,616

Net change in unrealized gain (loss)	2,652,375	(3,952,838)

Net decrease in net assets resulting from operations	(1,222,886)	(1,325,985)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(235,940)	(19,132)

Class C Shares	(1,187)	—

Institutional Shares	(883,239)	(170,765)

Investor Shares	(151,781)	(25,221)

Class R6 Shares	(387)	(185)

Class R Shares(b)	(875)	—

Class P Shares	(2,093,131)	(484,761)

Total distributions to shareholders	(3,366,540)	(700,064)

From share transactions:

Proceeds from sales of shares	2,516,194	7,328,573

Reinvestment of distributions	3,304,758	692,421

Cost of shares redeemed	(37,132,808)	(56,413,500)

Net decrease in net assets resulting from share transactions	(31,311,856)	(48,392,506)

TOTAL DECREASE	(35,901,282)	(50,418,555)

Net assets:

Beginning of year	100,571,823	150,990,378

End of year	$ 64,670,541	$100,571,823

(a)

Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Class A Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.06		$11.22	$11.86	$10.66	$10.48

Net investment income (loss)(a)	0.41		0.11	(0.14)	(0.07)	(0.01)

Net realized and unrealized gain (loss)	(0.51)		(0.25)	(0.50)	1.27	0.25

Total from investment operations	(0.10)		(0.14)	(0.64)	1.20	0.24

Distributions to shareholders from net investment income	(0.36)		(0.02)	—	—	(0.06)

Net asset value, end of year	$10.60		$11.06	$11.22	$11.86	$10.66

Total return(b)	(1.02)%		(1.30)%	(5.31)%	11.26%	2.33%

Net assets, end of year (in 000s)	$6,183		$7,876	$8,666	$7,943	$8,015

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.07%		2.02%	2.18%	2.15%	2.13%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.07%		1.95%	2.08%	2.08%	2.07%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.85%		3.53%	3.38%	3.36%	4.32%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.85%		3.46%	3.29%	3.30%	4.27%

Ratio of net investment income (loss) to average net assets	3.83%		1.00%	(1.21)%	(0.63)%	(0.17)%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Class C Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.44		$10.64	$11.34	$10.26	$10.11

Net investment income (loss)(a)	0.33		0.00	(0.24)	(0.15)	(0.09)

Net realized and unrealized gain (loss)	(0.52)		(0.20)	(0.46)	1.23	0.24

Total from investment operations	(0.19)		(0.20)	(0.70)	1.08	0.15

Distributions to shareholders from net investment income	(0.03)		—	—	—	—

Net asset value, end of year	$10.22		$10.44	$10.64	$11.34	$10.26

Total return(b)	(1.81)%		(1.97)%	(6.08)%	10.53%	1.48%

Net assets, end of year (in 000s)	$146		$542	$1,810	$3,544	$5,045

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79%		2.85%	2.93%	2.89%	2.88%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.79%		2.76%	2.83%	2.84%	2.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.36%		4.36%	4.11%	4.15%	5.09%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.36%		4.27%	4.01%	4.09%	5.03%

Ratio of net investment income (loss) to average net assets	3.13%		0.03%	(2.16)%	(1.39)%	(0.92)%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Institutional Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.27		$11.42	$12.04	$10.78	$10.62

Net investment income (loss)(a)	0.45		0.14	(0.11)	(0.03)	0.01

Net realized and unrealized gain (loss)	(0.52)		(0.23)	(0.51)	1.29	0.26

Total from investment operations	(0.07)		(0.09)	(0.62)	1.26	0.27

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)

Net asset value, end of year	$10.81		$11.27	$11.42	$12.04	$10.78

Total return(b)	(0.77)%		(0.92)%	(5.07)%	11.58%	2.66%

Net assets, end of year (in 000s)	$16,033		$26,614	$35,165	$54,438	$67,354

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.76%		1.73%	1.86%	1.82%	1.81%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.76%		1.66%	1.76%	1.76%	1.75%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.42%		3.18%	3.00%	3.00%	3.94%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.42%		3.10%	2.90%	2.94%	3.88%

Ratio of net investment income (loss) to average net assets	4.14%		1.26%	(0.98)%	(0.28)%	0.14%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Investor Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.20		$11.35	$11.97	$10.73	$10.56

Net investment income (loss)(a)	0.44		0.14	(0.12)	(0.04)	0.01

Net realized and unrealized gain (loss)	(0.52)		(0.24)	(0.50)	1.28	0.26

Total from investment operations	(0.08)		(0.10)	(0.62)	1.24	0.27

Distributions to shareholders from net investment income	(0.38)		(0.05)	—	—	(0.10)

Net asset value, end of year	$10.74		$11.20	$11.35	$11.97	$10.73

Total return(b)	(0.84)%		(1.00)%	(5.10)%	11.56%	2.59%

Net assets, end of year (in 000s)	$2,915		$4,537	$5,853	$7,478	$10,061

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.82%		1.79%	1.93%	1.89%	1.88%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.82%		1.72%	1.83%	1.83%	1.82%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.58%		3.30%	3.12%	3.10%	4.07%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.58%		3.22%	3.02%	3.04%	4.02%

Ratio of net investment income (loss) to average net assets	4.08%		1.22%	(1.07)%	(0.38)%	0.07%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Class R6 Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.29		$11.44	$12.05	$10.79	$10.63

Net investment income (loss)(a)	0.45		0.13	(0.10)	(0.04)	0.02

Net realized and unrealized gain (loss)	(0.52)		(0.22)	(0.51)	1.30	0.25

Total from investment operations	(0.07)		(0.09)	(0.61)	1.26	0.27

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)

Net asset value, end of year	$10.83		$11.29	$11.44	$12.05	$10.79

Total return(b)	(0.80)%		(0.81)%	(5.06)%	11.68%	2.60%

Net assets, end of year (in 000s)	$11		$11	$37	$12	$11

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.77%		1.80%	1.87%	1.83%	1.81%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.77%		1.70%	1.77%	1.76%	1.76%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.49%		3.24%	3.01%	2.96%	3.93%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.49%		3.14%	2.91%	2.89%	3.88%

Ratio of net investment income (loss) to average net assets	4.12%		1.12%	(0.91)%	(0.30)%	0.12%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Strategy Alternatives Fund

	Class P Shares

	Year Ended October 31,

	2024		2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.27		$11.42	$12.04	$10.78	$10.62

Net investment income (loss)(a)	0.45		0.14	(0.11)	(0.03)	0.02

Net realized and unrealized gain (loss)	(0.52)		(0.23)	(0.51)	1.29	0.25

Total from investment operations	(0.07)		(0.09)	(0.62)	1.26	0.27

Distributions to shareholders from net investment income	(0.39)		(0.06)	—	—	(0.11)

Net asset value, end of year	$10.81		$11.27	$11.42	$12.04	$10.78

Total return(b)	(0.76)%		(0.91)%	(5.07)%	11.69%	2.60%

Net assets, end of year (in 000s)	$39,382		$60,963	$99,431	$103,080	$59,182

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	0.75%		1.75%	1.85%	1.81%	1.80%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	0.75%		1.66%	1.75%	1.76%	1.74%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.43%		3.19%	2.99%	2.91%	3.93%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.43%		3.11%	2.89%	2.85%	3.88%

Ratio of net investment income (loss) to average net assets	4.14%		1.24%	(0.93)%	(0.29)%	0.15%

Portfolio turnover rate(c)	—	%(d)	242%	236%	269%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the fiscal year ended October 31, 2024.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements October 31, 2024

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6 and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Goldman Sachs Multi-Strategy Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2024, the Fund’s net assets were $64,670,541 of which, $11,089,875 or 17.1%, represented the Subsidiary’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

14

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

15

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

16

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2024:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$—	$—

Investment Company	59,498,130	—	—

Total	$59,498,130	$—	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$5,175,834	$—

Futures Contracts	8,507,609	—	—

Total	$8,507,609	$5,175,834	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(5,979,497)	$—

Futures Contracts	(7,121,452)	—	—

Total	$(7,121,452)	$(5,979,497)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2024. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

17

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Strategy Alternatives Fund
Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$6,894,544	(a)	Variation margin on futures contracts	$(6,878,467	)(a)

Currency	Receivable for unrealized gain on forward foreign currency contracts	5,175,834		Payable for unrealized loss on forward foreign currency contracts	(5,979,497)

Interest rate	Variation margin on futures contracts	1,613,065	(a)	Variation margin on futures contracts	(242,985)	(a)

Total		$13,683,443			$(13,100,949)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Multi-Strategy Alternatives Fund
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(7,730,948)	$945,952

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	898,013	(965,413)

Equity	Net realized gain (loss) from written options	2,345	—

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(469,165)	2,723,869

Total		$(7,299,755)	$2,704,408

For the fiscal year ended October 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts(a)

Futures Contracts		Forward Contracts

4,804		$447,994,365

(a)

Amounts disclosed represent average number of contracts for Futures and Notional amounts for forwards contracts, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2024.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

18

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2024:

Multi-Strategy Alternatives Fund

	Derivative Assets(1)	Derivative Liabilities(1)

Counterparty	Forward Currency Contracts	Forward Currency Contracts	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

MS & Co. Int. PLC	$5,175,834	$(5,979,497)	$(803,663)	$803,663	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate				Effective Rate	Effective Net Management Rate^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.64%	0.63%	0.75%	0.59%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

19

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2024, GSAM waived $157,251 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2024, GSAM waived $67,719 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C

Distribution and/or Service Plan	0.25%	0.75%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Multi-Strategy Alternatives Fund	$9

During the fiscal year ended October 31, 2024, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares. Goldman Sachs has agreed to waive

20

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund through at least February 28, 2025 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the average daily net assets of the Fund. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Multi-Strategy Alternatives Fund	$157,251	$6,631	$1,295,965	$1,459,847

G. Line of Credit Facility — As of October 31, 2024, the Fund participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2024, the Fund did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2024, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

As of October 31, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2024.

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2024	Shares as of October 31, 2024	Dividend Income

Multi-Strategy Alternatives Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$84,998,501	$58,569,401	$(84,069,772)	$59,498,130	59,498,130	$3,888,237

6. PORTFOLIO SECURITIES TRANSACTIONS

For the fiscal year ended October 31, 2024, there were no purchases and proceeds from sales and maturities of long-term securities for the Fund.

21

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2024 was as follows:

Distributions paid from:

Ordinary income	$3,366,540

Total taxable distributions	$3,366,540

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

Distributions paid from:

Ordinary income	$700,064

Total taxable distributions	$700,064

As of October 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,922,756

Capital loss carryforwards(1) :

Perpetual Short-Term	(41,032,619)

Perpetual Long-Term	(1,000,057)

Total capital loss carryforwards	(42,032,676)

Timing differences (Straddles, Misc. Tax Adjustment)	$(968,372)

Unrealized gains (loss) — net	339,056

Total accumulated earnings (loss) net	$(39,739,236)

(1)	The Fund utilized $1,062,087 of capital losses in the current fiscal year.

As of October 31, 2024, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$59,686,687

Gross unrealized gain	961,035

Gross unrealized loss	(621,979)

Net unrealized gain	$339,056

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

The Fund reclassed $6,453,959 from paid in capital to distributable earnings for the year ending October 31, 2024. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

22

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable

23

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

8. OTHER RISKS (continued)

increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked

24

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

8. OTHER RISKS (continued)

structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Treasury regulations generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued) October 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	43,380	$473,137	147,853	$1,646,506

Reinvestment of distributions	20,637	230,923	1,655	18,502

Shares redeemed	(193,122)	(2,098,306)	(209,620)	(2,342,229)

	(129,105)	(1,394,246)	(60,112)	(677,221)

Class C Shares

Shares sold	—	—	2,316	24,403

Reinvestment of distributions	108	1,171	—	—

Shares redeemed	(37,726)	(397,977)	(120,429)	(1,267,292)

	(37,618)	(396,806)	(118,113)	(1,242,889)

Institutional Shares

Shares sold	110,702	1,208,825	258,269	2,933,294

Reinvestment of distributions	72,629	826,520	14,428	163,755

Shares redeemed	(1,061,924)	(11,535,306)	(988,807)	(11,214,686)

	(878,593)	(9,499,961)	(716,110)	(8,117,637)

Investor Shares

Shares sold	20,220	219,737	72,337	814,913

Reinvestment of distributions	13,417	151,751	2,234	25,218

Shares redeemed	(167,437)	(1,794,483)	(185,030)	(2,074,466)

	(133,800)	(1,422,995)	(110,459)	(1,234,335)

Class R6 Shares

Reinvestment of distributions	34	387	16	185

Shares redeemed	—	—	(2,246)	(25,364)

	34	387	(2,230)	(25,179)

Class R Shares(a)

Shares sold	705	7,561	—	—

Reinvestment of distributions	80	875	—	—

Shares redeemed	(3,410)	(34,985)	—	—

	(2,625)	(26,549)	—	—

Class P Shares

Shares sold	55,447	606,934	169,134	1,909,457

Reinvestment of distributions	184,092	2,093,131	42,710	484,761

Shares redeemed	(2,006,392)	(21,271,751)	(3,504,125)	(39,489,463)

	(1,766,853)	(18,571,686)	(3,292,281)	(37,095,245)

NET DECREASE	(2,948,560)	$(31,311,856)	(4,299,305)	$(48,392,506)

(a)	At the close of business on April 16, 2024, Class R Shares of the Fund were liquidated.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Strategy Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Strategy Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and an expense limitation;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

28

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

     Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2023, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk

29

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

    Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

They observed that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s performance peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s U.S. Treasury-based benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2024. The Trustees noted that, on September 22, 2023, the Fund was repositioned from allocating assets among the Fund’s previous sub-advisers to being managed solely by the Investment Adviser’s Quantitative Investment Strategies Team.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. The Trustees also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

30

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

    Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	0.75%

Next $3 billion	0.68

Next $3 billion	0.64

Over $8 billion	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

31

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

    Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2025.

32

Goldman Sachs Multi-Strategy Alternatives Fund - Tax Information (Unaudited)

 For the year ended October 31, 2024, 4.09% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Fund qualify for the dividends received deduction available to corporations.

 For the year ended October 31, 2024, 23.02% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

 For the year ended October 31, 2024, 0.13% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Fund qualify as section 199A dividends.

33

Goldman Sachs Funds Annual Financial Statements October 31, 2024 Strategic Multi-Asset Class Funds Goldman Sachs Multi-Manager Global Equity Fund Goldman Sachs Multi-Manager Non-Core Fixed Income Fund Goldman Sachs Multi-Manager Real Assets Strategy Fund

Strategic Multi-Asset Class Funds

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments October 31, 2024

Shares	Description	Value

Common Stocks – 91.3%

Argentina* – 0.0%
5,105	Grupo Financiero Galicia SA ADR (Banks)	$269,136

Australia – 0.2%
12,683	AUB Group Ltd. (Insurance)	265,800
321,336	Bellevue Gold Ltd.* (Metals & Mining)	340,996
296,609	De Grey Mining Ltd.* (Metals & Mining)	295,267
24,441	Flight Centre Travel Group Ltd. (Hotels, Restaurants & Leisure)	255,630
35,157	GrainCorp Ltd. Class A (Consumer Staples Distribution & Retail)	207,742
167,678	HomeCo Daily Needs REIT (Retail REITs)	132,982
234,093	Mirvac Group (Diversified REITs)	327,247
10,953	Seven Group Holdings Ltd. (Trading Companies & Distributors)	298,416
80,817	Stockland (Diversified REITs)	273,292
119,694	Ventia Services Group Pty. Ltd. (Construction & Engineering)	359,478

		2,756,850

Austria – 0.1%
4,927	ANDRITZ AG (Machinery)	297,458
5,621	BAWAG Group AG(a) (Banks)	435,681
6,096	Erste Group Bank AG (Banks)	344,825
11,939	Wienerberger AG (Construction Materials)	360,571

		1,438,535

Belgium – 0.2%
29,996	Anheuser-Busch InBev SA (Beverages)	1,778,504
9,598	KBC Group NV (Banks)	699,129

		2,477,633

Bermuda – 0.2%
22,000	Arch Capital Group Ltd.* (Insurance)	2,168,320
4,512	Assured Guaranty Ltd. (Insurance)	376,571
5,060	Axis Capital Holdings Ltd. (Insurance)	395,996

		2,940,887

Brazil – 0.6%
151,263	Banco Bradesco SA ADR (Banks)	373,620
22,100	Banco BTG Pactual SA (Capital Markets)	124,322
186,400	Banco do Brasil SA (Banks)	848,987
62,150	BRF SA* (Food Products)	281,997
164,200	Embraer SA* (Aerospace & Defense)	1,377,020
5,480	Embraer SA ADR* (Aerospace & Defense)	183,689
23,900	Lojas Renner SA (Specialty Retail)	76,774

Shares	Description	Value

Common Stocks (continued)

Brazil (continued)
18,200	Marfrig Global Foods SA* (Food Products)	$49,397
178,973	NU Holdings Ltd. Class A* (Banks)	2,700,702
91,700	TIM SA (Wireless Telecommunication Services)	263,002
82,000	WEG SA (Electrical Equipment)	767,531

		7,047,041

Canada – 1.5%
21,800	Alamos Gold, Inc. Class A (Metals & Mining)	440,431
16,400	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	271,616
9,950	ATS Corp.* (Machinery)	298,210
22,847	Barrick Gold Corp. (Metals & Mining)	441,565
7,300	Canadian Apartment Properties REIT (Residential REITs)	243,220
11,798	Canadian National Railway Co. (Ground Transportation)	1,273,240
38,770	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	1,318,461
50,549	Canadian Pacific Kansas City Ltd. (Ground Transportation)	3,899,977
10,180	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	412,874
46,400	Capstone Copper Corp.* (Metals & Mining)	320,919
6,760	Celestica, Inc.* (Electronic Equipment, Instruments & Components)	462,594
10,274	Descartes Systems Group, Inc.* (Software)	1,067,642
14,300	Element Fleet Management Corp. (Commercial Services & Supplies)	292,604
8,150	Empire Co. Ltd. Class A (Consumer Staples Distribution & Retail)	235,132
13,320	Filo Corp.* (Metals & Mining)	306,895
7,510	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	367,531
4,324	Intact Financial Corp. (Insurance)	825,763
9,200	Keyera Corp. (Oil, Gas & Consumable Fuels)	282,538
4,085	Methanex Corp. (Chemicals)	160,009
21,100	Osisko Gold Royalties Ltd. (Metals & Mining)	424,622
10,300	Quebecor, Inc. Class B (Diversified Telecommunication Services)	256,474
36,441	Shopify, Inc. Class A* (IT Services)	2,850,051
3,470	Stantec, Inc. (Construction & Engineering)	281,468
27,584	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	1,041,272

The accompanying notes are an integral part of these financial statements.	1

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
2,417	Toromont Industries Ltd. (Trading Companies & Distributors)	$213,517
18,608	Toronto-Dominion Bank (Banks)	1,028,662
62,900	Veren, Inc. (Oil, Gas & Consumable Fuels)	323,908

		19,341,195

Cayman Islands* – 0.1%
21,565	Legend Biotech Corp. ADR (Biotechnology)	970,856

Chile – 0.0%
1,434,400	Banco de Chile (Banks)	166,617
54,828	Cencosud SA (Consumer Staples Distribution & Retail)	112,829

		279,446

China – 2.7%
38,050	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	153,684
103,200	Alibaba Group Holding Ltd. (Broadline Retail)	1,262,374
358,100	Aluminum Corp. of China Ltd. Class H (Metals & Mining)	228,164
4,940	Anker Innovations Technology Co. Ltd. Class A (Technology Hardware, Storage & Peripherals)	55,635
12,750	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	136,083
5,334	Atour Lifestyle Holdings Ltd. ADR (Hotels, Restaurants & Leisure)	139,751
19,300	Avary Holding Shenzhen Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	101,515
59,600	Baidu, Inc. Class A* (Interactive Media & Services)	680,085
180,400	Baoshan Iron & Steel Co. Ltd. Class A (Metals & Mining)	165,420
418,000	BOE Technology Group Co. Ltd. Class A (Electronic Equipment, Instruments & Components)	274,125
2,700	BYD Co. Ltd. Class A (Automobiles)	111,161
954,650	China CITIC Bank Corp. Ltd. Class H (Banks)	594,981
767,000	China Construction Bank Corp. Class H (Banks)	595,373
184,550	China Everbright Bank Co. Ltd. Class H (Banks)	62,381
493,200	China Feihe Ltd.(a) (Food Products)	372,240
971,400	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	150,802

Shares	Description	Value

Common Stocks (continued)

China (continued)
44,200	China Merchants Securities Co. Ltd. Class A (Capital Markets)	$119,485
832,200	China Minsheng Banking Corp. Ltd. Class A (Banks)	441,830
393,300	China National Building Material Co. Ltd. Class H (Construction Materials)	167,326
26,850	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	93,246
497,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	279,955
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	136,543
234,650	China Taiping Insurance Holdings Co. Ltd. (Insurance)	404,173
164,550	CITIC Ltd. (Industrial Conglomerates)	193,282
64,550	CMOC Group Ltd. Class H (Metals & Mining)	53,432
9,400	Dong-E-E-Jiao Co. Ltd. Class A (Pharmaceuticals)	77,794
60,600	Dongyue Group Ltd. (Chemicals)	49,392
16,500	Eastroc Beverage Group Co. Ltd. Class A (Beverages)	491,091
38,300	Fuyao Glass Industry Group Co. Ltd. Class H(a) (Automobile Components)	271,703
332,100	Geely Automobile Holdings Ltd. (Automobiles)	583,798
87,200	Giant Biogene Holding Co. Ltd.(a) (Personal Products)	591,420
26,400	GoerTek, Inc. Class A (Electronic Equipment, Instruments & Components)	86,598
20,300	Great Wall Motor Co. Ltd. Class A (Automobiles)	74,686
155,400	Guotai Junan Securities Co. Ltd. Class A (Capital Markets)	414,040
176,400	Henan Pinggao Electric Co. Ltd. Class A (Electrical Equipment)	451,275
60,700	Hoyuan Green Energy Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	202,954
61,300	Huatai Securities Co. Ltd. Class A (Capital Markets)	151,783
796,850	Industrial & Commercial Bank of China Ltd. Class H (Banks)	477,995
301,150	JD Logistics, Inc.*(a) (Air Freight & Logistics)	612,804
66,700	JD.com, Inc. Class A (Broadline Retail)	1,352,625
74,550	Kingsoft Corp. Ltd. (Entertainment)	256,918
484,700	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	639,143

2	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

China (continued)
126,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	$258,112
242,900	Meituan Class B*(a) (Hotels, Restaurants & Leisure)	5,739,817
27,700	Midea Group Co. Ltd. Class A (Household Durables)	277,446
8,500	NAURA Technology Group Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	467,521
67,850	NetEase, Inc. (Entertainment)	1,091,625
3,099	PDD Holdings, Inc. ADR* (Broadline Retail)	373,708
440,850	People’s Insurance Co. Group of China Ltd. Class H (Insurance)	222,521
173,000	PetroChina Co. Ltd. Class A (Oil, Gas & Consumable Fuels)	196,576
98,150	Pop Mart International Group Ltd.(a) (Specialty Retail)	887,363
4,643	Qifu Technology, Inc. ADR (Consumer Finance)	152,337
7,900	Rockchip Electronics Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	97,776
44,500	Sanan Optoelectronics Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	85,707
56,400	Shenzhen Envicool Technology Co. Ltd. Class A (Machinery)	256,389
12,200	Shenzhen Goodix Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	153,569
109,250	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	272,173
168,216	Tencent Holdings Ltd. (Interactive Media & Services)	8,771,134
8,070	Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	519,708
17,700	Trip.com Group Ltd.* (Hotels, Restaurants & Leisure)	1,139,074
21,600	Weichai Power Co. Ltd. Class H (Machinery)	32,639
71,000	Weichai Power Co. Ltd. Class A (Machinery)	133,193
22,000	Wuliangye Yibin Co. Ltd. Class A (Beverages)	453,868
6,000	Yealink Network Technology Corp. Ltd. Class A (Communications Equipment)	32,830

		35,374,151

Colombia – 0.0%
11,109	Bancolombia SA ADR (Banks)	354,488

Shares	Description	Value

Common Stocks (continued)

Denmark – 0.7%
8,826	Bavarian Nordic AS* (Biotechnology)	$277,880
12,754	Carlsberg AS Class B (Beverages)	1,409,491
4,175	NKT AS* (Electrical Equipment)	391,435
59,021	Novo Nordisk AS Class B (Pharmaceuticals)	6,620,090
3,758	Royal Unibrew AS (Beverages)	282,722
417	Sydbank AS (Banks)	19,901
1,620	Zealand Pharma AS* (Biotechnology)	187,017

		9,188,536

France – 3.6%
23,833	Air Liquide SA (Chemicals)	4,273,287
189,767	Alstom SA* (Machinery)	4,174,202
33,311	AXA SA (Insurance)	1,250,738
13,109	BNP Paribas SA (Banks)	895,266
13,289	Capgemini SE (IT Services)	2,305,386
50,876	Carrefour SA (Consumer Staples Distribution & Retail)	807,958
39,752	Cie de Saint-Gobain SA (Building Products)	3,604,906
29,111	Cie Generale des Etablissements Michelin SCA (Automobile Components)	983,821
21,127	Danone SA (Food Products)	1,509,281
20,450	Dassault Systemes SE (Software)	699,905
26,879	Edenred SE (Financial Services)	869,338
19,282	Elis SA (Commercial Services & Supplies)	438,651
96,795	Engie SA (Multi-Utilities)	1,622,430
8,129	EssilorLuxottica SA (Health Care Equipment & Supplies)	1,906,721
2,548	Gecina SA (Office REITs)	272,300
13,372	Kering SA (Textiles, Apparel & Luxury Goods)	3,339,931
10,097	Legrand SA (Electrical Equipment)	1,139,632
3,420	L’Oreal SA (Personal Products)	1,283,082
3,142	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,091,693
10,069	Pernod Ricard SA (Beverages)	1,256,294
9,969	Rexel SA (Trading Companies & Distributors)	274,660
12,940	Safran SA (Aerospace & Defense)	2,929,170
14,981	Sanofi SA (Pharmaceuticals)	1,583,189
21,159	Schneider Electric SE (Electrical Equipment)	5,481,210
7,587	Sodexo SA (Hotels, Restaurants & Leisure)	658,570
1,293	Sopra Steria Group (IT Services)	248,675
8,632	SPIE SA (Commercial Services & Supplies)	312,423
11,921	Technip Energies NV (Energy Equipment & Services)	297,636

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

France (continued)
19,640	Vallourec SACA* (Energy Equipment & Services)	$323,358
75,879	Worldline SA*(a) (Financial Services)	537,866

		47,371,579

Germany – 1.7%
2,287	Allianz SE (Insurance)	719,959
15,019	Beiersdorf AG (Personal Products)	2,027,471
11,327	Deutsche Boerse AG (Capital Markets)	2,631,016
61,115	Deutsche Telekom AG (Diversified Telecommunication Services)	1,847,721
4,682	Fraport AG Frankfurt Airport Services Worldwide* (Transportation Infrastructure)	253,354
3,357	Gerresheimer AG (Life Sciences Tools & Services)	282,726
60,024	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,898,237
7,812	KION Group AG (Machinery)	303,320
44,427	Lanxess AG (Chemicals)	1,290,167
11,020	Merck KGaA (Pharmaceuticals)	1,821,884
2,583	MTU Aero Engines AG (Aerospace & Defense)	844,230
34,728	RWE AG (Independent Power and Renewable Electricity Producers)	1,125,520
22,649	SAP SE (Software)	5,288,199
3,353	Scout24 SE(a) (Interactive Media & Services)	289,650
17,358	Siemens Energy AG* (Electrical Equipment)	712,947
3,837	Stroeer SE & Co. KGaA (Media)	227,673
19,455	TAG Immobilien AG* (Real Estate Management & Development)	323,416

		21,887,490

Greece – 0.1%
94,950	Alpha Services & Holdings SA (Banks)	143,026
112,850	Eurobank Ergasias Services & Holdings SA Class A (Banks)	233,511
78,129	National Bank of Greece SA (Banks)	612,119
76,320	Piraeus Financial Holdings SA (Banks)	287,561

		1,276,217

Hong Kong – 0.3%
222,500	AIA Group Ltd. (Insurance)	1,756,041
310,550	Kunlun Energy Co. Ltd. (Gas Utilities)	294,514
120,300	Link REIT (Retail REITs)	560,528

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
8,000	Orient Overseas International Ltd. (Marine Transportation)	$109,050
754,400	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	342,699
24,800	Techtronic Industries Co. Ltd. (Machinery)	358,743
129,500	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	272,225

		3,693,800

India – 2.0%
6,550	ABB India Ltd. (Electrical Equipment)	576,922
56,497	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	921,786
8,650	Anant Raj Ltd. (Real Estate Management & Development)	75,728
8,117	Bajaj Auto Ltd. (Automobiles)	948,018
850	Bajaj Holdings & Investment Ltd. (Financial Services)	103,297
80,450	Bank of Baroda (Banks)	239,242
497,950	Bharat Electronics Ltd. (Aerospace & Defense)	1,680,879
27,799	Bharti Airtel Ltd. (Wireless Telecommunication Services)	532,086
18,926	Central Depository Services India Ltd. (Capital Markets)	346,868
14,049	Chambal Fertilisers & Chemicals Ltd. (Chemicals)	80,497
110,500	Coal India Ltd. (Oil, Gas & Consumable Fuels)	592,717
2,950	Colgate-Palmolive India Ltd. (Personal Products)	107,292
14,878	Cummins India Ltd. (Machinery)	617,140
3,355	Dixon Technologies India Ltd. (Household Durables)	559,747
28,704	DLF Ltd. (Real Estate Management & Development)	279,022
8,750	Dr. Reddy’s Laboratories Ltd. (Pharmaceuticals)	132,350
7,900	Eicher Motors Ltd. (Automobiles)	458,497
113,500	Federal Bank Ltd. (Banks)	274,534
2,300	Godrej Properties Ltd.* (Real Estate Management & Development)	78,282
13,702	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Chemicals)	101,621
23,600	HCL Technologies Ltd. (IT Services)	493,821
2,050	HDFC Asset Management Co. Ltd.(a) (Capital Markets)	104,614
65,986	HDFC Bank Ltd. (Banks)	1,356,323
14,600	Hindalco Industries Ltd. (Metals & Mining)	118,470

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

India (continued)
5,800	Hindustan Aeronautics Ltd. (Aerospace & Defense)	$291,867
57,270	ICICI Bank Ltd. ADR (Banks)	1,741,581
77,750	ICICI Bank Ltd. (Banks)	1,192,650
24,750	Indian Bank (Banks)	174,206
66,703	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	534,944
15,700	InterGlobe Aviation Ltd.*(a) (Passenger Airlines)	754,220
100,200	Jio Financial Services Ltd.* (Financial Services)	383,247
9,750	Lupin Ltd. (Pharmaceuticals)	252,981
19,251	Mahindra & Mahindra Ltd. (Automobiles)	621,662
2,350	Mahindra & Mahindra Ltd. GDR (Automobiles)	77,080
5,990	MakeMyTrip Ltd.* (Hotels, Restaurants & Leisure)	607,925
37,095	Max Healthcare Institute Ltd. (Health Care Providers & Services)	447,787
13,050	Motilal Oswal Financial Services Ltd. (Capital Markets)	144,959
1,700	Multi Commodity Exchange of India Ltd. (Capital Markets)	131,162
6,350	Natco Pharma Ltd. (Pharmaceuticals)	105,398
1,000	Nuvama Wealth Management Ltd. (Capital Markets)	82,849
105,450	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	332,560
19,463	PB Fintech Ltd.* (Insurance)	393,239
1,200	Persistent Systems Ltd. (IT Services)	76,406
7,972	Polycab India Ltd. (Electrical Equipment)	611,419
152,250	Punjab National Bank (Banks)	176,838
4,709	Reliance Industries Ltd.* (Oil, Gas & Consumable Fuels)	74,459
180,666	Samvardhana Motherson International Ltd. (Automobile Components)	387,092
5,189	Siemens Ltd. (Industrial Conglomerates)	429,268
350	Solar Industries India Ltd. (Chemicals)	42,444
22,178	Tata Consultancy Services Ltd. (IT Services)	1,043,188
9,100	Tata Motors Ltd. (Automobiles)	90,008
99,000	Tata Power Co. Ltd. (Electric Utilities)	516,044
3,900	Torrent Power Ltd. (Electric Utilities)	84,368
8,500	Trent Ltd. (Specialty Retail)	718,275
12,030	TVS Motor Co. Ltd. (Automobiles)	356,086

Shares	Description	Value

Common Stocks (continued)

India (continued)
2,905	UltraTech Cement Ltd. (Construction Materials)	$381,473
26,600	United Spirits Ltd. (Beverages)	457,714
70,825	Varun Beverages Ltd. (Beverages)	503,479
51,600	Vedanta Ltd. (Metals & Mining)	284,041
13,150	Zensar Technologies Ltd. (IT Services)	109,570
418,781	Zomato Ltd.* (Hotels, Restaurants & Leisure)	1,201,485
7,450	Zydus Lifesciences Ltd. (Pharmaceuticals)	88,491

		26,682,218

Indonesia – 0.2%
2,494,450	Adaro Energy Indonesia Tbk. PT (Oil, Gas & Consumable Fuels)	574,131
555,800	Bank Central Asia Tbk. PT (Banks)	362,979
1,555,300	Bank Mandiri Persero Tbk. PT (Banks)	660,254
704,250	Chandra Asri Pacific Tbk. PT (Chemicals)	392,621

		1,989,985

Ireland – 1.9%
5,112	Accenture PLC Class A (IT Services)	1,762,720
194,554	AIB Group PLC (Banks)	1,043,012
20,205	Aon PLC Class A (Insurance)	7,412,608
21,309	Bank of Ireland Group PLC (Banks)	197,496
82,035	Experian PLC (Professional Services)	4,003,784
10,390	ICON PLC* (Life Sciences Tools & Services)	2,307,723
6,194	Linde PLC (Chemicals)	2,825,393
41,906	Medtronic PLC (Health Care Equipment & Supplies)	3,740,111
40,268	Ryanair Holdings PLC ADR (Passenger Airlines)	1,782,262
2,795	Weatherford International PLC (Energy Equipment & Services)	220,805

		25,295,914

Israel* – 0.2%
17,612	Cellebrite DI Ltd. (Software)	319,658
8,678	Check Point Software Technologies Ltd. (Software)	1,503,116
1,149	CyberArk Software Ltd. (Software)	317,722
1,508	Nova Ltd. (Semiconductors & Semiconductor Equipment)	279,432

		2,419,928

Italy – 1.0%
31,772	Banca Mediolanum SpA (Financial Services)	392,728

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

Italy (continued)
65,321	Banca Monte dei Paschi di Siena SpA (Banks)	$358,482
20,796	BFF Bank SpA(a) (Financial Services)	203,070
3,726	Brunello Cucinelli SpA (Textiles, Apparel & Luxury Goods)	368,579
8,414	Buzzi SpA (Construction Materials)	329,642
309,891	Enel SpA (Electric Utilities)	2,350,236
84,375	Eni SpA (Oil, Gas & Consumable Fuels)	1,285,300
9,671	ERG SpA (Independent Power and Renewable Electricity Producers)	217,190
6,560	Ferrari NV (Automobiles)	3,131,541
83,439	Hera SpA (Multi-Utilities)	319,200
437,461	Intesa Sanpaolo SpA (Banks)	1,872,337
40,686	UniCredit SpA (Banks)	1,799,915

		12,628,220

Japan – 3.6%
10,900	ABC-Mart, Inc. (Specialty Retail)	213,572
14,400	ADEKA Corp. (Chemicals)	259,785
19,900	Air Water, Inc. (Chemicals)	250,323
14,216	Allegro MicroSystems, Inc.* (Semiconductors & Semiconductor Equipment)	296,261
33,400	Amada Co. Ltd. (Machinery)	329,154
10,800	Amano Corp. (Electronic Equipment, Instruments & Components)	311,497
18,100	Amvis Holdings, Inc. (Health Care Providers & Services)	234,962
20,300	Asics Corp. (Textiles, Apparel & Luxury Goods)	354,578
8,800	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	264,344
37,900	Chiba Bank Ltd. (Banks)	276,583
49,300	Concordia Financial Group Ltd. (Banks)	244,198
16,000	Credit Saison Co. Ltd. (Consumer Finance)	359,876
12,600	Daikin Industries Ltd. (Building Products)	1,512,715
99,600	Denso Corp. (Automobile Components)	1,414,668
81,000	FANUC Corp. (Machinery)	2,149,037
19,800	Food & Life Cos. Ltd. (Hotels, Restaurants & Leisure)	390,448
24,000	Fuji Media Holdings, Inc. (Media)	271,306
87,800	Fujitsu Ltd. (IT Services)	1,688,029
10,600	Fuso Chemical Co. Ltd. (Chemicals)	258,528
4,900	GMO Payment Gateway, Inc. (Financial Services)	293,496

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
8,100	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	$108,396
138,000	Hitachi Ltd. (Industrial Conglomerates)	3,467,231
5,300	Hoya Corp. (Health Care Equipment & Supplies)	709,108
10,800	IDOM, Inc. (Specialty Retail)	74,704
39,000	INFRONEER Holdings, Inc. (Construction & Engineering)	293,174
11,300	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	216,971
748	Invincible Investment Corp. (Hotel & Resort REITs)	304,674
9,000	JINS Holdings, Inc. (Specialty Retail)	366,829
15,800	Kajima Corp. (Construction & Engineering)	272,163
13,600	Kamigumi Co. Ltd. (Transportation Infrastructure)	283,854
336	KDX Realty Investment Corp. (Diversified REITs)	319,622
16,200	Kinden Corp. (Construction & Engineering)	335,765
15,700	KOMEDA Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	297,116
11,800	Kose Corp. (Personal Products)	648,479
9,700	Kotobuki Spirits Co. Ltd. (Food Products)	130,976
88,000	Kyocera Corp. (Electronic Equipment, Instruments & Components)	892,470
13,000	Kyushu Railway Co. (Ground Transportation)	342,037
85,400	Mebuki Financial Group, Inc. (Banks)	319,430
4,200	Menicon Co. Ltd. (Health Care Equipment & Supplies)	46,214
90,800	Mitsubishi Electric Corp. (Electrical Equipment)	1,597,402
153,000	Mitsubishi Heavy Industries Ltd. (Machinery)	2,159,893
432	Mitsui Fudosan Logistics Park, Inc. (Industrial REITs)	287,628
8,900	Monogatari Corp. (Hotels, Restaurants & Leisure)	209,311
54,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	955,670
14,200	NET One Systems Co. Ltd. (IT Services)	344,759
10,300	Nifco, Inc. (Automobile Components)	239,281
10,200	Nintendo Co. Ltd. (Entertainment)	538,794
24,400	NOF Corp. (Chemicals)	396,414

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
74,100	Olympus Corp. (Health Care Equipment & Supplies)	$1,304,329
7,700	Organo Corp. (Machinery)	359,786
190,800	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,556,399
29,800	Rengo Co. Ltd. (Containers & Packaging)	180,497
16,200	Rohto Pharmaceutical Co. Ltd. (Personal Products)	364,295
8,500	Sankyu, Inc. (Air Freight & Logistics)	295,244
3,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	210,674
177,800	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	2,560,308
32,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,198,257
4,800	SMC Corp. (Machinery)	2,037,822
14,300	Socionext, Inc. (Semiconductors & Semiconductor Equipment)	266,225
15,500	Sojitz Corp. (Trading Companies & Distributors)	316,769
5,100	Sompo Holdings, Inc. (Insurance)	109,339
91,800	Sony Group Corp. (Household Durables)	1,615,452
30,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	651,286
10,300	Sumitomo Osaka Cement Co. Ltd. (Construction Materials)	253,805
6,500	Suzuken Co. Ltd. (Health Care Providers & Services)	212,511
7,200	SWCC Corp. (Electrical Equipment)	252,498
35,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	987,702
15,500	TechnoPro Holdings, Inc. (Professional Services)	276,650
59,200	Terumo Corp. (Health Care Equipment & Supplies)	1,127,482
11,100	TIS, Inc. (IT Services)	276,795
37,200	Tohoku Electric Power Co., Inc. (Electric Utilities)	364,891
21,400	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	349,458
16,000	Towa Corp. (Semiconductors & Semiconductor Equipment)	204,860
5,600	Toyo Suisan Kaisha Ltd. (Food Products)	328,965
8,400	U-Next Holdings Co. Ltd. (Diversified Telecommunication Services)	267,957

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
14,300	Yamazaki Baking Co. Ltd. (Food Products)	$290,413
30,600	ZOZO, Inc. (Specialty Retail)	992,219

		47,744,613

Jordan – 0.0%
10,218	Hikma Pharmaceuticals PLC (Pharmaceuticals)	244,719

Luxembourg – 0.1%
56,814	ArcelorMittal SA (Metals & Mining)	1,405,254
5,713	Orion SA (Chemicals)	85,638
2,982	Ternium SA ADR (Metals & Mining)	101,716

		1,592,608

Macau – 0.0%
223,200	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure)	289,658

Malaysia – 0.2%
52,000	AMMB Holdings Bhd. (Banks)	60,368
497,900	CIMB Group Holdings Bhd. (Banks)	902,856
163,000	Gamuda Bhd. (Construction & Engineering)	316,443
13,150	Hong Leong Bank Bhd. (Banks)	61,349
154,150	Malayan Banking Bhd. (Banks)	369,160
93,400	Press Metal Aluminium Holdings Bhd. (Metals & Mining)	100,523
522,400	Public Bank Bhd. (Banks)	525,682
377,993	RHB Bank Bhd. (Banks)	552,515

		2,888,896

Mexico – 0.2%
7,810	BBB Foods, Inc. Class A* (Consumer Staples Distribution & Retail)	249,451
21,085	Cemex SAB de CV ADR (Construction Materials)	110,064
121,250	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	316,858
21,050	Gruma SAB de CV Class B (Food Products)	363,613
1,650	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	44,131
27,700	Grupo Mexico SAB de CV (Metals & Mining)	144,927
2,120	Southern Copper Corp. (Metals & Mining)	232,246
10,570	Vista Energy SAB de CV ADR* (Oil, Gas & Consumable Fuels)	527,020

		1,988,310

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

Netherlands – 1.4%
1,290	Adyen NV*(a) (Financial Services)	$1,970,680
43,040	Akzo Nobel NV (Chemicals)	2,746,531
3,331	Argenx SE ADR* (Biotechnology)	1,952,965
2,887	ASM International NV (Semiconductors & Semiconductor Equipment)	1,612,410
5,698	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,832,190
6,886	ASR Nederland NV (Insurance)	326,389
11,338	Expro Group Holdings NV* (Energy Equipment & Services)	144,560
11,854	Heineken NV (Beverages)	972,226
154,277	ING Groep NV (Banks)	2,618,140
77,905	Koninklijke Philips NV* (Health Care Equipment & Supplies)	2,049,588
16,519	SBM Offshore NV (Energy Equipment & Services)	302,376

		18,528,055

Norway – 0.0%
84,862	Var Energi ASA (Oil, Gas & Consumable Fuels)	267,644

Peru – 0.0%
1,993	Credicorp Ltd. (Banks)	366,971

Philippines – 0.0%
43,550	International Container Terminal Services, Inc. (Transportation Infrastructure)	296,778

Poland – 0.1%
2,350	Alior Bank SA (Banks)	51,352
1,300	Bank Polska Kasa Opieki SA (Banks)	45,482
50,300	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	698,880

		795,714

Portugal – 0.1%
49,572	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	847,279
195,071	Sonae SGPS SA (Consumer Staples Distribution & Retail)	192,879

		1,040,158

Romania – 0.0%
9,650	NEPI Rockcastle NV (Real Estate Management & Development)	75,739

Russia(b) – 0.0%
61,284	Gazprom PJSC (Oil, Gas & Consumable Fuels)	—
5,200	LUKOIL PJSC ADR* (Oil, Gas & Consumable Fuels)	—

Shares	Description	Value

Common Stocks (continued)

Russia(b) (continued)
2,390	Magnit PJSC (Consumer Staples Distribution & Retail)	$—
3,393	Novolipetsk Steel PJSC GDR* (Metals & Mining)	—
5,614	PhosAgro PJSC GDR* (Chemicals)	—
36	PhosAgro PJSC* (Chemicals)	—
19,000	Surgutneftegas PJSC ADR* (Oil, Gas & Consumable Fuels)	—
23,847	VTB Bank PJSC GDR* (Banks)	—

		—

Singapore – 0.5%
175,600	CapitaLand Ascendas REIT (Industrial REITs)	355,855
56,950	DBS Group Holdings Ltd. (Banks)	1,651,253
30,937	Sea Ltd. ADR* (Entertainment)	2,909,625
69,900	Sembcorp Industries Ltd. (Multi-Utilities)	265,190
41,700	United Overseas Bank Ltd. (Banks)	1,013,687

		6,195,610

South Africa – 0.2%
2,158	Capitec Bank Holdings Ltd. (Banks)	389,844
32,950	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	703,369
88,750	FirstRand Ltd. (Financial Services)	389,940
45,794	Harmony Gold Mining Co. Ltd. ADR (Metals & Mining)	496,407
35,515	Investec Ltd. (Capital Markets)	276,989
24,000	Sasol Ltd. (Chemicals)	134,893
9,100	Standard Bank Group Ltd. (Banks)	125,285

		2,516,727

South Korea – 1.6%
300	Alteogen, Inc.* (Biotechnology)	81,223
1,785	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals)	132,302
182,797	Coupang, Inc.* (Broadline Retail)	4,714,335
2,400	GS Holdings Corp. (Industrial Conglomerates)	71,487
1,500	Hankook Tire & Technology Co. Ltd. (Automobile Components)	38,203
2,498	Hanwha Aerospace Co. Ltd. (Aerospace & Defense)	660,954
34,550	Hanwha Life Insurance Co. Ltd. (Insurance)	73,714
4,800	HD Hyundai Co. Ltd. (Oil, Gas & Consumable Fuels)	276,954
3,544	HD Hyundai Electric Co. Ltd. (Electrical Equipment)	829,486
550	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Machinery)	72,771
950	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	83,583

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
1,300	Hyundai Mobis Co. Ltd. (Automobile Components)	$233,652
3,000	Hyundai Rotem Co. Ltd. (Machinery)	134,628
16,550	Hyundai Steel Co. (Metals & Mining)	302,519
20,182	KB Financial Group, Inc. (Banks)	1,313,219
950	KCC Corp. (Chemicals)	180,074
11,424	Kia Corp. (Automobiles)	755,457
1,850	Korea Gas Corp.* (Gas Utilities)	52,322
6,400	Korea Investment Holdings Co. Ltd. (Capital Markets)	355,193
1,000	Krafton, Inc.* (Entertainment)	239,070
7,250	KT Corp. (Diversified Telecommunication Services)	231,167
550	LG H&H Co. Ltd. (Personal Products)	131,668
1,100	LigaChem Biosciences, Inc.* (Life Sciences Tools & Services)	102,111
2,350	LS Corp. (Electrical Equipment)	176,546
2,950	NAVER Corp. (Interactive Media & Services)	360,849
5,300	Poongsan Corp. (Metals & Mining)	265,091
869	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	628,495
7,650	Samsung E&A Co. Ltd.* (Construction & Engineering)	98,455
72,778	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	3,090,226
3,272	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	3,459,092
13,079	Shinhan Financial Group Co. Ltd. (Banks)	487,195
10,281	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,345,925
1	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	84
950	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	38,987
41,505	Woori Financial Group, Inc. (Banks)	462,076

		21,479,113

Spain – 0.2%
2,329	Aena SME SA(a) (Transportation Infrastructure)	516,153
27,378	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	1,984,721
5,986	CIE Automotive SA (Automobile Components)	160,626

Shares	Description	Value

Common Stocks (continued)

Spain (continued)
3,602	Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals)	$305,990

		2,967,490

Sweden – 0.1%
12,206	AAK AB (Food Products)	350,394
25,434	Castellum AB* (Real Estate Management & Development)	318,503
15,076	Electrolux AB Class B* (Household Durables)	126,528
13,681	Saab AB Class B (Aerospace & Defense)	280,991
30,213	Securitas AB Class B (Commercial Services & Supplies)	355,422
8,893	Trelleborg AB Class B (Machinery)	295,827

		1,727,665

Switzerland – 1.1%
14,757	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	2,148,625
22,669	Julius Baer Group Ltd. (Capital Markets)	1,382,164
21,169	Novartis AG (Pharmaceuticals)	2,296,969
3,073	PSP Swiss Property AG (Real Estate Management & Development)	436,396
3,011	Sika AG (Chemicals)	838,615
2,983	Sonova Holding AG (Health Care Equipment & Supplies)	1,091,592
762	Tecan Group AG (Life Sciences Tools & Services)	192,536
117,391	UBS Group AG (Capital Markets)	3,590,754
475	VAT Group AG(a) (Machinery)	197,787
3,413	Zurich Insurance Group AG (Insurance)	2,012,321

		14,187,759

Taiwan – 3.1%
55,000	Accton Technology Corp. (Communications Equipment)	924,202
25,350	Arcadyan Technology Corp. (Communications Equipment)	123,317
41,050	Asia Optical Co., Inc. (Electronic Equipment, Instruments & Components)	128,593
7,030	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	891,454
21,950	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	387,591
211,300	AUO Corp. (Electronic Equipment, Instruments & Components)	108,861

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
7,500	Bizlink Holding, Inc. (Electrical Equipment)	$108,116
600,600	Cathay Financial Holding Co. Ltd. (Insurance)	1,268,434
531,400	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	583,343
70,450	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	870,119
51,200	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	479,191
9,800	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	163,808
278,650	Fubon Financial Holding Co. Ltd. (Insurance)	778,397
178,600	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,407,672
142,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	910,181
396,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	190,911
9,000	International Games System Co. Ltd. (Entertainment)	283,970
5,750	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	292,436
51,450	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,002,854
10,050	MPI Corp. (Semiconductors & Semiconductor Equipment)	247,529
112,350	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	340,664
3,550	PharmaEssentia Corp.* (Biotechnology)	69,426
83,650	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	97,801
16,550	Raydium Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	173,566
34,800	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	510,602
6,864	Silicon Motion Technology Corp. ADR (Semiconductors & Semiconductor Equipment)	369,352
309,100	Taishin Financial Holding Co. Ltd. (Banks)	164,231
399,410	Taiwan Business Bank (Banks)	192,130

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
424,355	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$13,307,553
66,150	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	12,604,221
48,500	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	69,973
5,500	Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	312,688
134,222	Yuanta Financial Holding Co. Ltd. (Financial Services)	134,620

		40,497,806

Thailand – 0.3%
134,950	Bangkok Bank PCL (Banks)	587,330
705,400	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	574,999
87,350	Bumrungrad Hospital PCL (Health Care Providers & Services)	704,970
205,500	CP ALL PCL NVDR (Consumer Staples Distribution & Retail)	385,185
103,350	Kasikornbank PCL (Banks)	447,939
788,800	Krung Thai Bank PCL (Banks)	479,095
2,685,600	TMBThanachart Bank PCL (Banks)	141,701

		3,321,219

Turkey – 0.0%
10,472	Eldorado Gold Corp.* (Metals & Mining)	181,899
9,600	Mavi Giyim Sanayi Ve Ticaret AS Class B(a) (Textiles, Apparel & Luxury Goods)	21,364

		203,263

United Arab Emirates – 0.2%
216,172	Abu Dhabi Commercial Bank PJSC (Banks)	525,454
744,858	Emaar Properties PJSC (Real Estate Management & Development)	1,761,097
114,647	Emirates NBD Bank PJSC (Banks)	593,047

		2,879,598

United Kingdom – 4.7%
49,910	3i Group PLC (Capital Markets)	2,046,695
4,301	4imprint Group PLC (Media)	283,310
32,822	AstraZeneca PLC (Pharmaceuticals)	4,670,360
64,693	B&M European Value Retail SA (Broadline Retail)	323,659
55,573	Balfour Beatty PLC (Construction & Engineering)	318,738

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
1,188,233	Barclays PLC (Banks)	$3,642,533
39,785	Beazley PLC (Insurance)	387,835
8,091	Bellway PLC (Household Durables)	295,878
11,282	Berkeley Group Holdings PLC (Household Durables)	643,806
502,285	BP PLC (Oil, Gas & Consumable Fuels)	2,456,585
61,702	Breedon Group PLC (Construction Materials)	350,071
47,502	British American Tobacco PLC (Tobacco)	1,661,102
90,690	British Land Co. PLC (Diversified REITs)	466,687
151,036	Compass Group PLC (Hotels, Restaurants & Leisure)	4,905,108
8,971	Computacenter PLC (IT Services)	252,422
117,184	ConvaTec Group PLC(a) (Health Care Equipment & Supplies)	323,244
5,060	Cranswick PLC (Food Products)	330,798
104,530	Diageo PLC (Beverages)	3,228,071
6,930	Diploma PLC (Trading Companies & Distributors)	380,968
53,614	DS Smith PLC (Containers & Packaging)	376,941
5,878	Endava PLC ADR* (IT Services)	139,015
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	931
118,353	GSK PLC (Pharmaceuticals)	2,137,287
31,131	IG Group Holdings PLC (Capital Markets)	360,205
15,092	IMI PLC (Machinery)	321,449
16,786	Intermediate Capital Group PLC (Capital Markets)	445,910
183,868	JD Sports Fashion PLC (Specialty Retail)	294,830
19,154	JET2 PLC (Passenger Airlines)	355,986
239,793	Kingfisher PLC (Specialty Retail)	906,850
327,131	Legal & General Group PLC (Insurance)	917,565
12,603	London Stock Exchange Group PLC (Capital Markets)	1,708,158
122,477	Man Group PLC (Capital Markets)	313,443
19,899	National Grid PLC (Multi-Utilities)	249,855
119,586	NatWest Group PLC (Banks)	566,629
9,591	Nomad Foods Ltd. (Food Products)	168,322
341,554	Prudential PLC (Insurance)	2,843,385
51,897	Reckitt Benckiser Group PLC (Household Products)	3,148,282
72,932	RELX PLC (Professional Services)	3,352,212
14,018	Rio Tinto PLC (Metals & Mining)	905,955
1,220,575	Rolls-Royce Holdings PLC* (Aerospace & Defense)	8,422,453
63,934	Segro PLC (Industrial REITs)	647,804
132,200	Serco Group PLC (Commercial Services & Supplies)	298,707

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
31,670	Shell PLC (Oil, Gas & Consumable Fuels)	$1,065,912
38,015	Smith & Nephew PLC (Health Care Equipment & Supplies)	472,634
100,695	Standard Chartered PLC (Banks)	1,167,698
251,640	Tesco PLC (Consumer Staples Distribution & Retail)	1,111,160
174,077	Tritax Big Box REIT PLC (Industrial REITs)	316,718
12,860	Weir Group PLC (Machinery)	346,321
66,240	WH Smith PLC (Specialty Retail)	1,127,454
7,007	Whitbread PLC (Hotels, Restaurants & Leisure)	272,621

		61,730,562

United States – 56.0%
81,059	Abbott Laboratories (Health Care Equipment & Supplies)	9,189,659
15,192	AbbVie, Inc. (Biotechnology)	3,097,193
831	Abercrombie & Fitch Co. Class A* (Specialty Retail)	109,517
1,052	Addus HomeCare Corp.* (Health Care Providers & Services)	130,890
17,760	Adeia, Inc. (Software)	220,757
12,679	Adobe, Inc.* (Software)	6,061,576
1,501	Adtalem Global Education, Inc.* (Diversified Consumer Services)	121,461
4,157	Advanced Energy Industries, Inc. (Electronic Equipment, Instruments & Components)	451,159
19,023	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	2,740,644
8,831	Affirm Holdings, Inc.* (Financial Services)	387,239
6,376	Agios Pharmaceuticals, Inc.* (Biotechnology)	283,286
304,585	AGNC Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	2,835,686
6,716	Agree Realty Corp. (Retail REITs)	498,663
4,174	Allison Transmission Holdings, Inc. (Machinery)	446,034
19,354	Allstate Corp. (Insurance)	3,609,908
124,773	Alphabet, Inc. Class A (Interactive Media & Services)	21,349,908
163,949	Amazon.com, Inc.* (Broadline Retail)	30,560,094
148,213	American International Group, Inc. (Insurance)	11,246,402
11,377	Ameris Bancorp (Banks)	705,260
3,273	Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	83,298

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

United States (continued)
78,434	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	$5,256,647
143,145	Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	3,704,593
2,708	Appfolio, Inc. Class A* (Software)	562,912
71,180	Apple, Inc. (Technology Hardware, Storage & Peripherals)	16,080,274
7,425	Archrock, Inc. (Energy Equipment & Services)	148,649
21,219	Arcutis Biotherapeutics, Inc.* (Biotechnology)	176,330
1,108	Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	131,486
15,442	Artivion, Inc.* (Health Care Equipment & Supplies)	406,588
2,044	Asbury Automotive Group, Inc.* (Specialty Retail)	465,705
1,493	Ashland, Inc. (Chemicals)	126,263
27,724	Atlassian Corp. Class A* (Software)	5,227,083
4,084	Atmus Filtration Technologies, Inc. (Machinery)	159,031
13,714	AtriCure, Inc.* (Health Care Equipment & Supplies)	455,031
107,053	Aurora Innovation, Inc.* (Software)	556,140
15,405	Avient Corp. (Chemicals)	718,027
6,335	Avnet, Inc. (Electronic Equipment, Instruments & Components)	343,420
2,007	Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	171,217
1,982	Axos Financial, Inc.* (Banks)	134,221
6,006	Azenta, Inc.* (Life Sciences Tools & Services)	246,787
1,713	AZZ, Inc. (Building Products)	130,496
3,797	Balchem Corp. (Chemicals)	635,352
15,109	Baldwin Insurance Group, Inc.* (Insurance)	698,942
199,099	Bank of America Corp. (Banks)	8,326,320
4,764	Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	438,621
7,183	Beazer Homes USA, Inc.* (Household Durables)	220,949
46,480	Becton Dickinson & Co. (Health Care Equipment & Supplies)	10,857,263
1,494	Belden, Inc. (Electronic Equipment, Instruments & Components)	170,122
2,758	BellRing Brands, Inc.* (Personal Products)	181,559
18,171	Berkshire Hathaway, Inc. Class B* (Financial Services)	8,193,667
35,212	BGC Group, Inc. Class A (Capital Markets)	329,936

Shares	Description	Value

Common Stocks (continued)

United States (continued)
39,715	BioCryst Pharmaceuticals, Inc.* (Biotechnology)	$318,117
11,771	Boeing Co.* (Aerospace & Defense)	1,757,528
967	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)	4,521,934
3,698	Boot Barn Holdings, Inc.* (Specialty Retail)	460,586
17,798	Bowlero Corp. Class A (Hotels, Restaurants & Leisure)	184,565
3,042	Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	210,780
2,172	Brady Corp. Class A (Commercial Services & Supplies)	154,516
894	Brinker International, Inc.* (Hotels, Restaurants & Leisure)	91,823
4,283	Brink’s Co. (Commercial Services & Supplies)	440,250
17,837	Builders FirstSource, Inc.* (Building Products)	3,057,262
4,944	Byline Bancorp, Inc. (Banks)	133,043
2,017	Cactus, Inc. Class A (Energy Equipment & Services)	119,588
3,932	Cadence Bank (Banks)	131,447
2,897	Caleres, Inc. (Specialty Retail)	86,475
76,241	CarMax, Inc.* (Specialty Retail)	5,518,324
12,328	Cars.com, Inc.* (Interactive Media & Services)	197,125
7,254	Catalyst Pharmaceuticals, Inc.* (Biotechnology)	158,137
15,929	Caterpillar, Inc. (Machinery)	5,992,490
10,962	Cathay General Bancorp (Banks)	504,033
8,755	CBIZ, Inc.* (Professional Services)	603,482
19,948	Central Garden & Pet Co. Class A* (Household Products)	581,285
8,196	Champion Homes, Inc.* (Household Durables)	723,133
19,354	ChampionX Corp. (Energy Equipment & Services)	546,170
30,679	Charles Schwab Corp. (Capital Markets)	2,172,994
2,913	Chart Industries, Inc.* (Machinery)	351,657
38,000	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	2,119,260
2,729	Chord Energy Corp. (Oil, Gas & Consumable Fuels)	341,398
14,010	Cigna Group (Health Care Providers & Services)	4,410,488
3,850	Clearfield, Inc.* (Communications Equipment)	138,331
1,776	Coca-Cola Consolidated, Inc. (Beverages)	1,996,686
5,453	Cohen & Steers, Inc. (Capital Markets)	538,593

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
6,463	Columbia Banking System, Inc. (Banks)	$184,260
14,960	Comfort Systems USA, Inc. (Construction & Engineering)	5,849,958
2,208	Commercial Metals Co. (Metals & Mining)	118,790
2,692	Concentrix Corp. (Professional Services)	114,437
91,308	ConocoPhillips (Oil, Gas & Consumable Fuels)	10,001,878
116,150	Corteva, Inc. (Chemicals)	7,075,858
6,537	Cousins Properties, Inc. (Office REITs)	200,228
5,207	Crinetics Pharmaceuticals, Inc.* (Biotechnology)	291,384
33,561	Danaher Corp. (Life Sciences Tools & Services)	8,244,595
10,498	Deere & Co. (Machinery)	4,248,436
27,467	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	4,855,342
3,588	Dime Community Bancshares, Inc. (Banks)	107,891
42,516	Dominion Energy, Inc. (Multi-Utilities)	2,530,977
39,750	DoorDash, Inc. Class A* (Hotels, Restaurants & Leisure)	6,228,825
4,198	Ducommun, Inc.* (Aerospace & Defense)	246,800
35,629	Dynatrace, Inc.* (Software)	1,916,840
18,355	Eaton Corp. PLC (Electrical Equipment)	6,086,151
10,040	Ecovyst, Inc.* (Chemicals)	66,866
7,808	Eli Lilly & Co. (Pharmaceuticals)	6,478,610
2,472	Employers Holdings, Inc. (Insurance)	120,436
5,720	Enact Holdings, Inc. (Financial Services)	194,995
4,217	Enerpac Tool Group Corp. (Machinery)	186,054
3,058	EnerSys (Electrical Equipment)	296,198
7,436	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	778,624
3,610	EPAM Systems, Inc.* (IT Services)	681,026
8,188	Equifax, Inc. (Professional Services)	2,169,984
6,316	Essent Group Ltd. (Financial Services)	379,023
7,343	Evolent Health, Inc. Class A* (Health Care Technology)	171,459
25,372	Extra Space Storage, Inc. (Specialized REITs)	4,143,248
1,066	Fair Isaac Corp.* (Software)	2,124,655
2,801	Federal Agricultural Mortgage Corp. Class C (Financial Services)	513,339
29,562	Ferguson Enterprises, Inc. (Trading Companies & Distributors)	5,815,110

Shares	Description	Value

Common Stocks (continued)

United States (continued)
12,139	First Advantage Corp.* (Professional Services)	$219,959
3,289	First American Financial Corp. (Insurance)	210,989
2,283	First Industrial Realty Trust, Inc. (Industrial REITs)	119,835
16,598	First Watch Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	282,083
3,470	FirstCash Holdings, Inc. (Consumer Finance)	359,041
44,715	Fiserv, Inc.* (Financial Services)	8,849,098
31,072	Flywire Corp.* (Financial Services)	541,274
4,369	Fox Factory Holding Corp.* (Automobile Components)	157,240
83,112	Freeport-McMoRan, Inc. (Metals & Mining)	3,741,702
7,442	Frontdoor, Inc.* (Diversified Consumer Services)	369,793
833	FTI Consulting, Inc.* (Professional Services)	162,502
9,000	Gates Industrial Corp. PLC* (Machinery)	174,645
150,429	General Motors Co. (Automobiles)	7,635,776
8,817	Glacier Bancorp, Inc. (Banks)	459,807
2,600	Globant SA* (IT Services)	545,714
9,768	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	718,339
5,645	Grand Canyon Education, Inc.* (Diversified Consumer Services)	773,986
3,601	Granite Construction, Inc. (Construction & Engineering)	302,664
3,662	Griffon Corp. (Building Products)	230,267
628	Group 1 Automotive, Inc. (Specialty Retail)	228,793
3,767	Hackett Group, Inc. (IT Services)	91,613
2,699	Haemonetics Corp.* (Health Care Equipment & Supplies)	192,061
12,211	Halozyme Therapeutics, Inc.* (Biotechnology)	617,510
4,609	Hancock Whitney Corp. (Banks)	240,037
33,121	Hartford Financial Services Group, Inc. (Insurance)	3,657,883
15,359	HCA Healthcare, Inc. (Health Care Providers & Services)	5,509,888
9,199	HealthEquity, Inc.* (Health Care Providers & Services)	784,215
9,176	Heritage Commerce Corp. (Banks)	89,099
41,346	Hillman Solutions Corp.* (Machinery)	438,268
5,395	Home BancShares, Inc. (Banks)	147,230
9,048	Home Depot, Inc. (Specialty Retail)	3,562,650
15,210	Horace Mann Educators Corp. (Insurance)	566,420

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,422	Houlihan Lokey, Inc. (Capital Markets)	$763,989
23,160	Howmet Aerospace, Inc. (Aerospace & Defense)	2,309,515
5,151	HubSpot, Inc.* (Software)	2,857,723
1,341	Huron Consulting Group, Inc.* (Professional Services)	155,194
3,544	ICF International, Inc. (Professional Services)	597,483
1,335	ICU Medical, Inc.* (Health Care Equipment & Supplies)	227,925
4,298	IDACORP, Inc. (Electric Utilities)	444,757
22,885	Independence Realty Trust, Inc. (Residential REITs)	449,004
6,128	Independent Bank Corp. (Banks)	385,451
27,484	Ingersoll Rand, Inc. (Machinery)	2,638,464
8,072	Insmed, Inc.* (Biotechnology)	543,084
407	Installed Building Products, Inc. (Household Durables)	88,278
18,656	Intapp, Inc.* (Software)	935,972
59,595	Intercontinental Exchange, Inc. (Capital Markets)	9,289,073
3,826	InterDigital, Inc. (Software)	575,583
4,038	International Money Express, Inc.* (Financial Services)	71,028
48,392	International Paper Co. (Containers & Packaging)	2,687,692
7,441	Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	630,625
23,480	Intuit, Inc. (Software)	14,329,844
12,254	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	6,174,055
3,735	ITT, Inc. (Machinery)	523,348
18,487	Janus International Group, Inc.* (Building Products)	136,064
81,250	JBS SA (Food Products)	506,117
32,895	JPMorgan Chase & Co. (Banks)	7,300,058
9,146	Kelly Services, Inc. Class A (Professional Services)	182,829
237,792	KeyCorp (Banks)	4,101,912
1,341	Knife River Corp.* (Construction Materials)	130,506
725,975	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	2,729,666
17,519	L3Harris Technologies, Inc. (Aerospace & Defense)	4,335,427
22,372	Labcorp Holdings, Inc. (Health Care Providers & Services)	5,106,856
2,002	Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	219,900
18,206	Laureate Education, Inc. (Diversified Consumer Services)	312,779
7,661	La-Z-Boy, Inc. (Household Durables)	291,501

Shares	Description	Value

Common Stocks (continued)

United States (continued)
4,069	Liberty Media Corp.-Liberty Live Class A* (Entertainment)	$230,875
4,523	LiveRamp Holdings, Inc.* (Software)	113,211
11,404	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	3,397,252
7,918	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	889,983
26,396	Magnite, Inc.* (Media)	329,422
27,928	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	706,020
6,549	Martin Marietta Materials, Inc. (Construction Materials)	3,879,235
19,523	Mastercard, Inc. Class A (Financial Services)	9,753,496
14,540	Matador Resources Co. (Oil, Gas & Consumable Fuels)	757,679
1,010	Matson, Inc. (Marine Transportation)	156,439
1,548	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	486,413
2,516	Merchants Bancorp (Financial Services)	92,941
1,319	Meritage Homes Corp. (Household Durables)	239,003
34,403	Meta Platforms, Inc. Class A (Interactive Media & Services)	19,526,455
92,228	Microsoft Corp. (Software)	37,476,848
6,597	Minerals Technologies, Inc. (Chemicals)	496,688
6,340	Monday.com Ltd.* (Software)	1,863,136
1,786	MongoDB, Inc.* (IT Services)	482,934
13,765	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	10,451,764
56,733	Nasdaq, Inc. (Capital Markets)	4,193,703
6,699	Natera, Inc.* (Biotechnology)	810,311
5,666	National Health Investors, Inc. (Health Care REITs)	434,299
28,613	Nestle SA (Food Products)	2,703,717
5,739	Netflix, Inc.* (Entertainment)	4,338,856
13,620	Newpark Resources, Inc.* (Energy Equipment & Services)	90,709
1,858	Nexstar Media Group, Inc. (Media)	326,859
1,815	Northeast Bank (Banks)	161,281
11,289	Northwestern Energy Group, Inc. (Multi-Utilities)	603,510
4,690	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	798,426
268,309	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	35,620,703
376	NVR, Inc.* (Household Durables)	3,441,457

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
29,559	OceanFirst Financial Corp. (Banks)	$537,974
55,664	Olaplex Holdings, Inc.* (Personal Products)	99,082
11,224	Old National Bancorp (Banks)	216,174
63,645	ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	4,486,336
5,733	O’Reilly Automotive, Inc.* (Specialty Retail)	6,610,952
5,197	Organon & Co. (Pharmaceuticals)	97,600
1,804	OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	238,507
5,071	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	368,256
18,291	Pacific Premier Bancorp, Inc. (Banks)	466,603
22,758	Paragon 28, Inc.* (Health Care Equipment & Supplies)	120,617
5,910	Parker-Hannifin Corp. (Machinery)	3,747,354
4,359	Patrick Industries, Inc. (Automobile Components)	549,147
4,452	Peapack-Gladstone Financial Corp. (Banks)	143,087
11,134	Pediatrix Medical Group, Inc.* (Health Care Providers & Services)	137,171
1,967	PennyMac Financial Services, Inc. (Financial Services)	196,071
2,774	Penumbra, Inc.* (Health Care Equipment & Supplies)	634,885
21,411	PepsiCo, Inc. (Beverages)	3,555,939
9,779	Perdoceo Education Corp. (Diversified Consumer Services)	218,561
16,290	Perella Weinberg Partners (Capital Markets)	329,547
214,442	Pfizer, Inc. (Pharmaceuticals)	6,068,709
3,855	Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	87,894
19,344	Phreesia, Inc.* (Health Care Technology)	353,802
1,361	Portland General Electric Co. (Electric Utilities)	64,511
3,128	Preferred Bank (Banks)	263,909
16,240	Primoris Services Corp. (Construction & Engineering)	1,016,949
9,917	Progyny, Inc.* (Health Care Providers & Services)	149,251
19,408	Qiagen NV* (Life Sciences Tools & Services)	822,481
2,938	RBC Bearings, Inc.* (Machinery)	823,668
22,179	Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	162,350
26,673	Regal Rexnord Corp. (Electrical Equipment)	4,442,121

Shares	Description	Value

Common Stocks (continued)

United States (continued)
5,808	Resideo Technologies, Inc.* (Building Products)	$114,243
8,048	Revolve Group, Inc.* (Specialty Retail)	199,751
17,408	Roche Holding AG (Pharmaceuticals)	5,394,799
23,443	Ross Stores, Inc. (Specialty Retail)	3,275,456
5,164	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	552,806
1,567	S&T Bancorp, Inc. (Banks)	59,515
16,450	Saia, Inc.* (Ground Transportation)	8,037,634
21,202	SBA Communications Corp. (Specialized REITs)	4,865,223
39,899	Schlumberger NV (Energy Equipment & Services)	1,598,753
9,430	Schneider National, Inc. Class B (Ground Transportation)	266,680
1,181	Science Applications International Corp. (Professional Services)	170,406
17,811	Seacoast Banking Corp. of Florida (Banks)	475,554
12,467	Select Water Solutions, Inc. (Energy Equipment & Services)	132,150
4,561	Sensata Technologies Holding PLC (Electrical Equipment)	156,625
15,864	ServiceNow, Inc.* (Software)	14,800,953
13,410	Sherwin-Williams Co. (Chemicals)	4,811,106
3,083	Shift4 Payments, Inc. Class A* (Financial Services)	278,827
21,901	Shoals Technologies Group, Inc. Class A* (Electrical Equipment)	118,484
13,801	Silgan Holdings, Inc. (Containers & Packaging)	714,064
3,401	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	353,228
4,283	Simply Good Foods Co.* (Food Products)	144,166
3,874	Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	152,674
31,075	SLM Corp. (Consumer Finance)	684,582
20,691	Smurfit WestRock PLC (Containers & Packaging)	1,065,586
1,501	SouthState Corp. (Banks)	146,393
8,352	Spotify Technology SA* (Entertainment)	3,216,355
8,045	SpringWorks Therapeutics, Inc.* (Biotechnology)	242,396
6,877	SPX Technologies, Inc.* (Machinery)	986,781
69,758	SS&C Technologies Holdings, Inc. (Professional Services)	4,878,177
20,523	STAG Industrial, Inc. (Industrial REITs)	765,097
19,676	Stagwell, Inc.* (Media)	122,188

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

United States (continued)
40,219	Starbucks Corp. (Hotels, Restaurants & Leisure)	$3,929,396
7,360	STERIS PLC (Health Care Equipment & Supplies)	1,632,816
4,657	Sterling Infrastructure, Inc.* (Construction & Engineering)	719,274
6,201	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	278,859
7,842	Stifel Financial Corp. (Capital Markets)	812,588
2,242	StoneX Group, Inc.* (Capital Markets)	201,870
18,729	Stryker Corp. (Health Care Equipment & Supplies)	6,672,768
15,656	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	533,400
85,499	Sysco Corp. (Consumer Staples Distribution & Retail)	6,408,150
934	Talen Energy Corp.* (Independent Power and Renewable Electricity Producers)	169,390
8,036	Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	252,089
31,214	Target Corp. (Consumer Staples Distribution & Retail)	4,683,349
2,441	Taylor Morrison Home Corp.* (Household Durables)	167,209
11,840	TEGNA, Inc. (Media)	194,531
3,000	Texas Capital Bancshares, Inc.* (Banks)	231,130
36,457	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	7,406,604
5,396	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	1,031,284
12,040	TopBuild Corp.* (Household Durables)	4,254,695
11,224	Tradeweb Markets, Inc. Class A (Capital Markets)	1,425,448
12,279	Tri Pointe Homes, Inc.* (Household Durables)	496,440
4,123	U.S. Physical Therapy, Inc. (Health Care Providers & Services)	330,582
6,276	UFP Industries, Inc. (Building Products)	767,806
4,523	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	151,294
5,404	UMB Financial Corp. (Banks)	592,981
23,685	Union Pacific Corp. (Ground Transportation)	5,496,578
13,684	UnitedHealth Group, Inc. (Health Care Providers & Services)	7,724,618
2,723	Universal Corp. (Tobacco)	138,655

Shares	Description	Value

Common Stocks (continued)

United States (continued)
30,037	Utz Brands, Inc. (Food Products)	$517,237
664	Valmont Industries, Inc. (Construction & Engineering)	206,956
14,783	Veracyte, Inc.* (Biotechnology)	498,778
47,780	Viavi Solutions, Inc.* (Communications Equipment)	440,532
4,941	Victoria’s Secret & Co.* (Specialty Retail)	149,515
11,165	Viper Energy, Inc. (Oil, Gas & Consumable Fuels)	579,463
35,407	Visa, Inc. Class A (Financial Services)	10,262,719
11,341	Vita Coco Co., Inc.* (Beverages)	335,807
17,240	Vivid Seats, Inc. Class A* (Entertainment)	70,167
3,257	Voya Financial, Inc. (Financial Services)	261,537
85,040	Walt Disney Co. (Entertainment)	8,180,848
8,720	Waste Connections, Inc. (Commercial Services & Supplies)	1,541,260
25,028	Waste Management, Inc. (Commercial Services & Supplies)	5,402,294
78,289	Wells Fargo & Co. (Banks)	5,082,522
4,698	Western Alliance Bancorp (Banks)	390,921
175	White Mountains Insurance Group Ltd. (Insurance)	314,499
3,646	WillScot Holdings Corp.* (Construction & Engineering)	120,828
4,200	Wintrust Financial Corp. (Banks)	486,738
9,208	World Kinect Corp. (Oil, Gas & Consumable Fuels)	240,789
3,925	Zions Bancorp NA (Banks)	204,336
52,740	Zoetis, Inc. (Pharmaceuticals)	9,428,857

		736,442,317

Uruguay* – 0.3%
2,002	MercadoLibre, Inc. (Broadline Retail)	4,078,434

TOTAL COMMON STOCKS (Cost $978,847,780)		$1,200,031,531

Shares	Dividend Rate	Value

Preferred Stocks – 0.1%

Brazil – 0.1%

Banco Bradesco SA (Banks)
75,700	10.503%	$188,173

Cia Energetica de Minas Gerais (Electric Utilities)
17,550	14.033	34,518

Gerdau SA (Metals & Mining)
20,400	4.781	64,578

Itausa SA (Banks)
553,705	6.475	1,016,245

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Dividend Rate	Value

Preferred Stocks (continued)

Brazil (continued)

Metalurgica Gerdau SA (Metals & Mining)
73,800	12.171%	$131,108

Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
32,000	13.605	198,779

		1,633,401

South Korea – 0.0%

Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)
13,733	3.014	472,419

TOTAL PREFERRED STOCKS (Cost $2,312,368)		$2,105,820

Shares	Description	Value

Exchange Traded Funds – 0.2%

13,100	iShares Core MSCI Emerging Markets ETF	$728,622
42,255	iShares MSCI Saudi Arabia ETF	1,772,175

TOTAL EXCHANGE TRADED FUNDS (Cost $2,478,474)		$2,500,797

Shares	Dividend Rate	Value

Investment Companies(c) – 8.8%

Goldman Sachs Financial Square Government Fund — Class R6
50,789,613	4.766%	$50,789,613

Goldman Sachs Financial Square Government Fund — Institutional Shares
64,685,562	4.766	64,685,562

TOTAL INVESTMENT COMPANIES – 8.8% (Cost $ 115,475,175)		$115,475,175

TOTAL INVESTMENTS – 100.4% (Cost $ 1,099,113,797)		$1,320,113,323

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(5,514,774)

NET ASSETS – 100.0%		$1,314,598,549

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2024

Sector	% of Total Market Value

Information Technology	19.8%
Financials	15.8
Industrials	12.8
Consumer Discretionary	11.8
Health Care	11.5
Investment Companies	8.7
Communication Services	5.9
Consumer Staples	4.1
Materials	3.9
Energy	3.0
Real Estate	1.6
Utilities	0.9
Exchange Traded Funds	0.2

100.0%

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	CHF	8,520,000	USD	9,839,056	11/04/24	$32,145
	DKK	25,870,000	USD	3,752,331	11/04/24	20,964
	EUR	30,010,000	USD	32,458,468	11/04/24	191,284
	JPY	3,257,000,000	USD	21,193,885	11/05/24	256,053
	NOK	6,100,000	USD	554,402	11/04/24	155
	SGD	1,620,000	USD	1,225,792	11/04/24	1,263
	USD	7,825,991	AUD	11,380,000	11/04/24	336,403
	USD	7,519,180	AUD	11,380,000	12/03/24	27,426
	USD	10,079,620	CHF	8,520,000	11/04/24	208,418
	USD	3,888,822	DKK	25,870,000	11/04/24	115,527
	USD	33,626,418	EUR	30,010,000	11/04/24	976,666
	USD	15,300,690	GBP	11,445,000	11/04/24	543,018
	USD	14,862,308	GBP	11,445,000	12/03/24	105,335
	USD	1,708,699	HKD	13,270,000	12/03/24	585
	USD	353,985	ILS	1,320,000	12/03/24	250
	USD	22,683,346	JPY	3,257,000,000	11/05/24	1,233,407
	USD	584,608	NOK	6,100,000	11/04/24	30,051
	USD	189,430	NZD	300,000	11/04/24	10,115
	USD	179,646	NZD	300,000	12/03/24	292
	USD	3,328,384	SEK	33,600,000	11/04/24	174,201
	USD	3,174,282	SEK	33,600,000	12/03/24	15,372
	USD	1,263,168	SGD	1,620,000	11/04/24	36,113
Brown Brothers Harriman & Co.	ZAR	731,335	USD	41,388	11/04/24	79
	ZAR	848,409	USD	48,087	11/05/24	14
JPMorgan Securities, Inc.	CHF	2,990,000	USD	3,452,908	11/04/24	11,281
	DKK	9,060,000	USD	1,314,113	11/04/24	7,342
	EUR	11,090,000	USD	11,994,815	11/04/24	70,688
	JPY	1,278,000,000	USD	8,316,176	11/05/24	100,471
	NOK	2,300,000	USD	209,037	11/04/24	58
	SGD	560,000	USD	423,731	11/04/24	437
	USD	2,702,649	AUD	3,930,000	11/04/24	116,174
	USD	2,596,694	AUD	3,930,000	12/03/24	9,471
	USD	3,537,331	CHF	2,990,000	11/04/24	73,142
	USD	1,361,914	DKK	9,060,000	11/04/24	40,459
	USD	12,426,424	EUR	11,090,000	11/04/24	360,921
	USD	5,474,559	GBP	4,095,000	11/04/24	194,291
	USD	5,317,706	GBP	4,095,000	12/03/24	37,689
	USD	627,081	HKD	4,870,000	12/03/24	215
	USD	139,449	ILS	520,000	12/03/24	99
	USD	8,900,619	JPY	1,278,000,000	11/05/24	483,971
	USD	220,426	NOK	2,300,000	11/04/24	11,331
	USD	69,458	NZD	110,000	11/04/24	3,709
	USD	65,870	NZD	110,000	12/03/24	107
	USD	1,173,850	SEK	11,850,000	11/04/24	61,437
	USD	1,119,501	SEK	11,850,000	12/03/24	5,421
	USD	436,651	SGD	560,000	11/04/24	12,483
State Street Bank and Trust	JPY	1,837,583	USD	12,030	11/05/24	73
	SGD	21,405	USD	16,178	11/04/24	35

TOTAL						$5,916,441

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	AUD	11,380,000	USD	7,516,870	11/04/24	$(27,283)
	GBP	11,445,000	USD	14,862,969	11/04/24	(105,297)
	HKD	13,270,000	USD	1,707,816	11/04/24	(703)
	ILS	1,320,000	USD	353,742	11/04/24	(331)
	NZD	300,000	USD	179,620	11/04/24	(305)
	SEK	33,600,000	USD	3,169,599	11/04/24	(15,416)
	USD	1,053,073	AUD	1,600,000	12/03/24	(249)
	USD	11,182,448	CHF	9,650,000	12/03/24	(33,051)
	USD	3,757,923	DKK	25,870,000	12/03/24	(20,911)
	USD	37,212,274	EUR	34,340,000	12/03/24	(192,367)
	USD	1,759,912	GBP	1,365,000	12/03/24	(95)
	USD	1,706,065	HKD	13,270,000	11/04/24	(1,047)
	USD	450,438	HKD	3,500,000	12/03/24	(83)
	USD	351,926	ILS	1,320,000	11/04/24	(1,484)
	USD	85,628	ILS	320,000	12/03/24	(126)
	USD	24,837,033	JPY	3,797,000,000	12/03/24	(261,150)
	USD	654,508	NOK	7,200,000	12/03/24	(150)
	USD	17,932	NZD	30,000	12/03/24	(3)
	USD	514,564	SEK	5,475,000	12/03/24	(169)
	USD	1,386,648	SGD	1,830,000	12/03/24	(1,273)
JPMorgan Securities, Inc.	AUD	3,930,000	USD	2,595,896	11/04/24	(9,422)
	GBP	4,095,000	USD	5,317,943	11/04/24	(37,675)
	HKD	4,870,000	USD	626,757	11/04/24	(258)
	ILS	520,000	USD	139,353	11/04/24	(130)
	NZD	110,000	USD	65,861	11/04/24	(112)
	SEK	11,850,000	USD	1,117,850	11/04/24	(5,437)
	USD	3,463,762	CHF	2,990,000	12/03/24	(11,300)
	USD	1,316,072	DKK	9,060,000	12/03/24	(7,323)
	USD	12,009,180	EUR	11,090,000	12/03/24	(70,536)
	USD	626,114	HKD	4,870,000	11/04/24	(384)
	USD	138,638	ILS	520,000	11/04/24	(585)
	USD	8,346,253	JPY	1,278,000,000	12/03/24	(101,331)
	USD	209,073	NOK	2,300,000	12/03/24	(54)
	USD	424,297	SGD	560,000	12/03/24	(422)
State Street Bank and Trust	USD	639,023	JPY	97,651,669	11/05/24	(4,090)

TOTAL						$(910,552)

FUTURES CONTRACTS — At October 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	246	12/20/24	$70,583,550	$588,515
S&P Toronto Stock Exchange 60 Index	171	12/19/24	35,549,725	628,242

TOTAL FUTURES CONTRACTS				$1,216,757

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CP	—Commercial Paper
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SPX	—S&P 500 Index

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments October 31, 2024

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 36.5%

Brazil Real – 2.5%
Brazil Notas do Tesouro Nacional
BRL	37,000,000	10.000%		01/01/25	$6,383,905
	154,346,000	10.000		01/01/27	25,318,989
	33,546,000	10.000		01/01/29	5,292,527
	21,132,000	10.000		01/01/33	3,168,852

					40,164,273

Chilean Peso – 0.4%
Bonos de la Tesoreria de la Republica
CLP	607,542,720	1.900		09/01/30	610,136
	75,942,840	2.000		03/01/35	75,931
	1,177,114,020	3.400	(a)	10/01/39	1,381,315
Bonos de la Tesoreria de la Republica en pesos
	190,000,000	4.500		03/01/26	196,537
	635,000,000	5.000	(a)	10/01/28	651,950
	2,375,000,000	4.700	(a)	09/01/30	2,345,282
	600,000,000	6.000	(a)	04/01/33	633,955
	1,350,000,000	5.000		03/01/35	1,346,016

					7,241,122

Chinese Yuan Renminbi – 0.8%
China Government Bonds
CNY	8,020,000	2.800		03/25/30	1,177,895
	9,100,000	1.870		09/15/31	1,265,256
	21,670,000	2.880		02/25/33	3,228,221
	30,990,000	2.270		05/25/34	4,401,339
	1,140,000	3.530		10/18/51	196,486
	6,150,000	3.120		10/25/52	997,824
	12,000,000	3.000		10/15/53	1,928,786

					13,195,807

Colombia Peso – 1.2%
Colombia TES
COP	18,000,000,000	6.000		04/28/28	3,612,152
	13,083,600,000	7.750		09/18/30	2,633,831
	19,565,100,000	7.000		06/30/32	3,603,666
	24,467,200,000	13.250		02/09/33	6,216,916
	1,205,400,000	7.250		10/18/34	212,717
	5,507,600,000	6.250		07/09/36	850,733
	9,556,000,000	9.250		05/28/42	1,793,835
	1,447,800,000	7.250		10/26/50	211,570

					19,135,420

Czech Republic Koruna – 1.7%
Czech Republic Government Bonds
CZK	108,780,000	5.750		03/29/29	5,053,341
	44,920,000	0.950		05/15/30	1,653,390
	33,360,000	5.000		09/30/30	1,519,174
	115,810,000	1.200		03/13/31	4,220,668
	86,770,000	1.750		06/23/32	3,180,987
	70,190,000	3.000		03/03/33	2,780,942
	106,650,000	2.000		10/13/33	3,858,897
	22,750,000	4.900		04/14/34	1,033,721
	99,590,000	3.500		05/30/35	4,029,876

					27,330,996

	Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Dominican Peso – 0.2%
Dominican Republic Central Bank Notes
DOP	39,000,000	10.500%	01/17/25	$645,173
Dominican Republic International Bonds (a)(b)
	176,650,000	10.750	06/01/36	3,086,218

				3,731,391

Egyptian Pound – 0.9%
Egypt Treasury Bills (c)
EGP	42,825,000	0.000	11/26/24	859,719
	78,800,000	0.000	12/03/24	1,572,024
	238,125,000	0.000	12/10/24	4,723,729
	345,100,000	0.000	12/17/24	6,807,459

				13,962,931

Hungarian Forint – 1.1%
Hungary Government Bonds
HUF	918,510,000	5.500	06/24/25	2,449,194
	425,000,000	9.500	10/21/26	1,195,661
	310,510,000	2.750	12/22/26	769,645
	474,880,000	3.000	10/27/27	1,145,096
	550,000,000	6.750	10/22/28	1,468,088
	2,115,940,000	2.000	05/23/29	4,631,321
	132,020,000	3.250	10/22/31	284,611
	125,000,000	4.750	11/24/32	290,916
	518,390,000	4.750	11/24/32	1,206,461
	2,353,630,000	2.250	04/20/33	4,442,416

				17,883,409

Indian Rupee – 1.1%
India Government Bonds
INR	150,630,000	7.320	11/13/30	1,835,913
	728,120,000	7.180	08/14/33	8,842,563
	620,880,000	7.100	04/08/34	7,516,387

				18,194,863

Indonesia Rupiah – 2.9%
Indonesia Treasury Bonds
IDR	24,713,000,000	6.375	08/15/28	1,561,194
	21,730,000,000	9.000	03/15/29	1,502,894
	139,670,000,000	6.875	04/15/29	8,956,203
	53,855,000,000	7.000	09/15/30	3,472,524
	51,105,000,000	6.375	04/15/32	3,186,126
	52,887,000,000	7.500	08/15/32	3,498,017
	55,465,000,000	7.000	02/15/33	3,570,746
	193,420,000,000	6.625	02/15/34	12,155,555
	12,373,000,000	8.375	03/15/34	865,702
	20,868,000,000	7.500	06/15/35	1,389,130
	90,880,000,000	6.750	07/15/35	5,764,496
	4,000,000,000	7.125	06/15/38	257,265
	19,262,000,000	6.875	08/15/51	1,208,861

				47,388,713

Malaysia Ringgit – 2.7%
Malaysia Government Bonds
MYR	14,000,000	3.882	03/14/25	3,204,270

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Malaysia Ringgit – (continued)
MYR	6,855,000	3.906%		07/15/26	$1,577,558
	11,214,000	3.519		04/20/28	2,552,792
	15,324,000	3.733		06/15/28	3,511,502
	19,596,000	3.885		08/15/29	4,514,509
	18,169,000	2.632		04/15/31	3,852,293
	15,403,000	3.582		07/15/32	3,439,945
	5,863,000	4.642		11/07/33	1,405,232
	23,919,000	4.762		04/07/37	5,838,880
	24,959,000	4.893		06/08/38	6,197,002
	14,795,000	4.054		04/18/39	3,387,984
	9,894,000	3.757		05/22/40	2,167,801
	7,455,000	4.065		06/15/50	1,658,469
	4,288,000	4.457		03/31/53	1,011,337

					44,319,574

Mexican Peso – 2.7%
Mexico Bonos
MXN	161,000,000	10.000		12/05/24	8,041,029
	104,500,000	7.500		06/03/27	4,941,718
	7,892,900	8.500		03/01/29	374,287
	147,052,600	7.750		05/29/31	6,584,002
	215,919,400	7.500		05/26/33	9,211,065
	183,772,800	7.750		11/23/34	7,839,010
	23,534,700	10.000		11/20/36	1,170,175
	73,747,300	8.500		11/18/38	3,222,323
	66,975,200	7.750		11/13/42	2,640,850

					44,024,459

Nigerian Naira(c) –0.1%
Nigeria OMO Bills
NGN	2,362,405,000	0.000		05/20/25	1,220,056

Peru Nuevo Sol – 1.3%
Peru Government Bonds
PEN	5,002,000	6.150		08/12/32	1,297,130
	8,519,000	7.300	(a)	08/12/33	2,350,965
	4,896,000	5.400		08/12/34	1,166,723
	8,018,000	7.600	(a)	08/12/39	2,181,396
Peru Government International Bonds
	10,177,000	5.940		02/12/29	2,761,936
	3,931,000	6.950		08/12/31	1,080,429
	26,300,000	6.950		08/12/31	7,228,510
	9,935,000	6.900		08/12/37	2,572,804

					20,639,893

Philippine Peso – 0.2%
Philippines Government Bonds
PHP	18,170,000	6.750		09/15/32	327,494
	203,830,000	6.250		01/25/34	3,567,973

					3,895,467

Polish Zloty – 1.1%
Republic of Poland Government Bonds
PLN	3,889,000	2.500		07/25/26	931,536
	6,625,000	0.250		10/25/26	1,509,760
	9,065,000	2.500		07/25/27	2,116,673

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Polish Zloty – (continued)
PLN	1,500,000	7.500%		07/25/28	$400,473
	9,490,000	2.750		10/25/29	2,085,322
	21,108,000	1.250		10/25/30	4,117,293
	10,753,000	1.750		04/25/32	2,041,707
	10,234,000	6.000		10/25/33	2,573,559
	8,404,000	5.000		10/25/34	1,950,651

					17,726,974

Romania New Leu – 0.6%
Romania Government Bonds
RON	7,930,000	5.800		07/26/27	1,712,209
	14,900,000	4.150		01/26/28	3,051,966
	26,290,000	6.700		02/25/32	5,662,808

					10,426,983

South African Rand – 3.3%
Republic of South Africa Government Bonds
ZAR	53,309,896	10.500		12/21/26	3,146,773
	130,600,000	8.000		01/31/30	7,017,046
	155,706,341	8.250		03/31/32	8,072,287
	182,860,807	8.875		02/28/35	9,284,231
	85,288,619	6.250		03/31/36	3,435,697
	167,915,289	8.500		01/31/37	7,971,619
	149,657,617	9.000		01/31/40	7,120,176
	184,165,637	8.750		01/31/44	8,350,313

					54,398,142

Thailand Baht – 1.6%
Thailand Government Bonds
THB	101,491,000	2.650		06/17/28	3,053,753
	111,504,000	1.600		12/17/29	3,197,665
	61,547,000	2.000		12/17/31	1,784,808
	231,049,000	3.350		06/17/33	7,330,816
	26,161,000	1.585		12/17/35	706,316
	110,248,000	3.300		06/17/38	3,501,260
	207,109,000	3.450		06/17/43	6,615,121

					26,189,739

Turkish Lira – 0.5%
Turkiye Government Bonds
TRY	239,092,477	31.080		11/08/28	6,743,992
	23,119,781	26.200		10/05/33	624,509

					7,368,501

United States Dollar – 9.5%
Abu Dhabi Government International Bonds
	$512,000	1.700		03/02/31	430,351
	1,733,000	3.125		09/30/49	1,206,601
	715,000	5.500	(a)	04/30/54	726,619
Angola Government International Bonds
	2,603,000	8.000		11/26/29	2,380,118
Argentina Republic Government International Bonds (b)
	437,354	1.000		07/09/29	312,708
	2,098,060	0.750	(d)	07/09/30	1,406,749
	979,070	4.125	(d)	07/09/35	540,936

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$4,250,118	3.500	%(d)	07/09/41	$2,178,185
Bahrain Government International Bonds
979,000	6.750		09/20/29	1,001,028
1,501,000	5.450		09/16/32	1,400,613
Benin Government International Bonds (a)
216,000	7.960		02/13/38	211,140
Bolivia Government International Bonds
409,000	4.500		03/20/28	257,670
Brazil Government International Bonds
1,086,000	3.875		06/12/30	987,435
700,000	6.125		01/22/32	704,200
2,768,000	7.125		05/13/54	2,762,879
CBB International Sukuk Programme Co. WLL
3,432,000	3.950		09/16/27	3,287,212
Chile Government International Bonds (b)
1,681,000	4.850		01/22/29	1,681,840
962,383	4.950		01/05/36	942,231
304,000	3.500		01/25/50	220,874
China Government International Bonds
1,937,000	1.950		12/03/24	1,931,576
1,288,000	0.550		10/21/25	1,239,584
656,000	1.250		10/26/26	620,346
Colombia Government International Bonds (b)
2,409,000	7.750		11/07/36	2,381,296
730,000	8.750		11/14/53	742,045
2,366,000	8.375		11/07/54	2,303,597
Costa Rica Government International Bonds (b)
1,516,000	6.550		04/03/34	1,573,324
313,000	7.300	(a)	11/13/54	330,841
200,000	7.300		11/13/54	211,400
Dominican Republic International Bonds (b)
982,000	5.500		02/22/29	962,360
4,620,000	7.050		02/03/31	4,816,812
Ecuador Government International Bonds
1,616,920	0.000	(c)	07/31/30	881,221
947,411	6.900	(d)	07/31/30	651,345
1,559,591	5.500	(d)	07/31/35	860,894
Egypt Government International Bonds
3,358,000	7.300		09/30/33	2,832,272
2,728,000	8.500		01/31/47	2,156,839
El Salvador Government International Bonds
179,000	9.250	(a)(b)	04/17/30	177,434
305,000	8.250		04/10/32	283,650
643,000	7.125	(b)	01/20/50	490,609
282,000	9.500	(b)	07/15/52	266,490
Ethiopia International Bonds (e)
200,000	6.625		12/11/24	155,688
Export-Import Bank of India
1,632,000	2.250		01/13/31	1,390,260
Gabon Government International Bonds
200,000	6.950		06/16/25	194,313
200,000	7.000	(a)(b)	11/24/31	159,563
200,000	7.000	(b)	11/24/31	159,563
Ghana Government International Bonds (a)
115,232	0.000	(c)	07/03/26	107,051

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$871,442	5.000	%(d)	07/03/29	$748,351
222,944	0.000	(c)	01/03/30	168,880
1,253,148	5.000	(d)	07/03/35	869,371
Guatemala Government Bonds (b)
1,646,000	6.600		06/13/36	1,669,661
494,000	6.600	(a)	06/13/36	501,101
Hazine Mustesarligi Varlik Kiralama AS
793,000	8.509		01/14/29	857,183
2,759,000	8.509	(a)	01/14/29	2,982,307
Honduras Government International Bonds (b)
259,000	5.625		06/24/30	231,805
Hungary Government International Bonds
200,000	6.125	(a)	05/22/28	205,000
2,824,000	6.125		05/22/28	2,894,600
750,000	5.500	(a)	03/26/36	722,578
858,000	5.500		03/26/36	826,629
810,000	3.125		09/21/51	498,515
Indonesia Government International Bonds
971,000	4.550	(b)	01/11/28	968,269
1,752,000	4.400	(b)	03/10/29	1,732,837
1,762,000	2.850		02/14/30	1,602,869
2,381,000	3.550	(b)	03/31/32	2,178,615
1,944,000	5.650	(b)	01/11/53	2,013,255
Ivory Coast Government International Bonds
990,000	8.250	(a)	01/30/37	985,357
471,000	8.250		01/30/37	468,791
Jordan Government International Bonds
811,000	7.500	(a)	01/13/29	821,138
886,000	7.500		01/13/29	897,075
Kazakhstan Government International Bonds (a)
1,065,000	4.714		04/09/35	1,031,452
Latvia Government International Bonds (a)
357,000	5.125		07/30/34	354,837
Lebanon Government International Bonds (e)
275,000	6.100		10/04/22	22,688
1,247,000	6.600		11/27/26	102,878
1,564,000	7.000		03/20/28	129,030
1,259,000	6.650		11/03/28	103,868
Mexico Government International Bonds
1,353,000	4.600		01/23/46	1,028,280
Mongolia Government International Bonds
200,000	8.650		01/19/28	212,688
271,000	7.875	(a)	06/05/29	285,228
200,000	7.875		06/05/29	210,500
Nigeria Government International Bonds
1,140,000	8.375		03/24/29	1,097,774
3,068,000	7.375		09/28/33	2,589,576
Oman Government International Bonds
3,010,000	6.750		10/28/27	3,128,519
500,000	7.000		01/25/51	532,813
Oriental Republic of Uruguay (b)
1,006,046	5.250		09/10/60	950,713
Pakistan Government International Bonds
711,000	6.000		04/08/26	666,563
838,000	6.875		12/05/27	757,866

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$315,000	8.875%		04/08/51	$250,425
Panama Government International Bonds (b)
1,994,000	2.252		09/29/32	1,458,611
5,295,000	4.500		04/16/50	3,515,245
Paraguay Government International Bonds (b)
200,000	4.950		04/28/31	194,563
1,146,000	5.850	(a)	08/21/33	1,155,168
200,000	5.850		08/21/33	201,600
Peru Government International Bonds (b)
1,156,000	2.783		01/23/31	1,002,830
873,000	5.375		02/08/35	858,596
1,322,000	5.875		08/08/54	1,308,264
Philippines Government International Bonds
3,028,000	5.170		10/13/27	3,079,097
3,442,000	1.950		01/06/32	2,839,650
Qatar Government International Bonds
5,328,000	4.500		04/23/28	5,341,320
436,000	4.750	(a)	05/29/34	441,723
Republic of Azerbaijan International Bonds
33,000	5.125		09/01/29	32,293
532,000	5.125		09/01/29	520,610
628,000	3.500		09/01/32	544,790
Republic of Kenya Government International Bonds
1,405,000	9.750	(a)	02/16/31	1,411,589
220,000	9.750		02/16/31	221,032
Republic of Poland Government International Bonds (b)
595,000	4.625		03/18/29	595,720
1,648,000	5.125		09/18/34	1,628,685
3,459,000	5.500		03/18/54	3,338,661
Republic of South Africa Government International Bonds
2,634,000	4.300		10/12/28	2,489,130
2,836,000	5.750		09/30/49	2,208,535
Republic of Turkiye
3,266,000	6.500		01/03/35	3,094,535
Republic of Uzbekistan International Bonds (a)
793,000	6.900		02/28/32	780,362
Romania Government International Bonds
2,612,000	5.750	(a)	03/24/35	2,457,108
3,898,000	4.000		02/14/51	2,623,841
Saudi Government International Bonds
402,000	4.750		01/16/30	399,613
4,686,000	4.750	(a)	01/16/30	4,658,177
3,412,000	5.750		01/16/54	3,302,176
Senegal Government International Bonds
1,135,000	6.750		03/13/48	798,756
Serbia International Bonds (a)
1,206,000	6.000		06/12/34	1,206,000
Sri Lanka Government International Bonds (e)
2,776,000	6.750		04/18/28	1,745,410
339,000	5.750		04/18/49	206,790
Trinidad & Tobago Government International Bonds (b)
686,000	5.950	(a)	01/14/31	680,855
400,000	5.950		01/14/31	397,000
Turkiye Government International Bonds
1,261,000	7.125		07/17/32	1,262,967

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Ukraine Government International Bonds (d)
	$351,182	1.750%		02/01/29	$210,182
	389,589	1.750	(a)	02/01/29	233,169
	285,086	3.000		02/01/35	138,267
	528,556	0.000	(a)(c)	02/01/35	256,350
	3,204,118	1.750	(a)	02/01/35	1,465,884
Uruguay Government International Bonds (b)
	695,262	4.375		01/23/31	684,181
	2,503,159	5.750		10/28/34	2,636,922
Venezuela Government International Bonds (e)
	757,000	7.750		10/13/19	92,354
	1,864,900	9.250		05/07/28	270,411
	1,286,400	11.950		08/05/31	199,392
Zambia Government International Bonds (a)
	435,628	5.750	(d)	06/30/33	381,196
	405,779	0.500		12/31/53	217,599

					153,606,856

Uruguayan Peso – 0.1%
Uruguay Government International Bonds (b)
UYU	10,463,571	9.750		07/20/33	256,947
	28,346,369	3.400		05/16/45	684,846

					941,793

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $592,043,049)					$592,987,362

Corporate Obligations – 31.8%

Advertising(a)(b) – 0.1%
CMG Media Corp.
	$1,710,000	8.875%		12/15/27	$1,247,052
Summer BC Holdco A SARL
EUR	282,930	9.250		10/31/27	308,804
Summer BC Holdco B SARL
	442,000	5.750		10/31/26	479,261

					2,035,117

Aerospace & Defense(a)(b) – 0.3%
Bombardier, Inc.
	$562,000	7.875		04/15/27	562,809
	325,000	7.250		07/01/31	336,004
Rolls-Royce PLC
GBP	450,000	5.750		10/15/27	586,166
Spirit AeroSystems, Inc.
	$820,000	9.750		11/15/30	910,799
TransDigm, Inc.
	1,675,000	7.125		12/01/31	1,736,137

					4,131,915

Airlines(a) – 0.3%
Air Canada (b)
	925,000	3.875		08/15/26	895,400

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Airlines(a) – (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	$350,000	5.500%	04/20/26	$349,136
Azul Secured Finance LLP (b)
	484,000	11.930	08/28/28	471,295
Grupo Aeromexico SAB de CV (b)
	272,000	8.625	11/15/31	270,980
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (b)
	887,000	8.000	09/20/25	551,350
	335,000	8.000	09/20/25	209,543
United Airlines, Inc. (b)
	345,000	4.375	04/15/26	338,962
	730,000	4.625	04/15/29	699,026
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (b)
	347,000	9.500	06/01/28	340,858
	1,334,000	6.375	02/01/30	1,140,957

				5,267,507

Apparel(a)(b) – 0.1%
Hanesbrands, Inc.
	580,000	9.000	02/15/31	622,578
Wolverine World Wide, Inc.
	1,314,000	4.000	08/15/29	1,123,404

				1,745,982

Automotive(b) – 0.3%
Adient Global Holdings Ltd. (a)
	513,000	8.250	04/15/31	531,063
Clarios Global LP/Clarios U.S. Finance Co. (a)
	569,000	8.500	05/15/27	572,135
Dana Financing Luxembourg SARL
EUR	554,000	8.500	07/15/31	645,013
Dealer Tire LLC/DT Issuer LLC (a)
	$919,000	8.000	02/01/28	906,079
IHO Verwaltungs GmbH (a)(f) (PIK 7.750%, Cash 7.000%)
EUR	1,000,000	7.000	11/15/31	1,096,658
Tenneco, Inc. (a)
	$1,142,000	8.000	11/17/28	1,056,693

				4,807,641

Banks – 1.7%
Banca Monte dei Paschi di Siena SpA (b)(g) (5 yr. EURIBOR ICE Swap + 5.005%)
EUR	1,680,000	7.708	01/18/28	2,005,593
Banco de Credito e Inversiones SA (a)(b)(g) (5 yr. CMT + 3.767%)
	$1,726,000	7.500	12/12/34	1,721,046
Banco de Sabadell SA (b)(g) (5 yr. EUR Swap + 6.830%)
EUR	1,000,000	9.375	07/18/28	1,207,402
Banco Santander SA (b)(g) (5 yr. CMT + 3.911%)
	$600,000	8.000	02/01/34	622,032
Barclays PLC (b)(g) (5 yr. GBP Swap + 4.881%)
GBP	1,072,000	8.500	06/15/30	1,416,848
(5 yr. GBP Swap + 5.639%)
	1,628,000	9.250	09/15/28	2,204,187

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
BBVA Bancomer SA (a)(b)(g) (5 yr. CMT + 4.214%)
	$1,100,000	8.125%		01/08/39	$1,133,000
CaixaBank SA (b)(g)
(-1X 5 yr. EUR Swap + 3.857%)
EUR	800,000	3.625		09/14/28	774,626
(5 yr. EURIBOR ICE Swap + 5.295%)
	600,000	7.500		01/16/30	699,726
Commerzbank AG (b)(g) (5 yr. EURIBOR ICE Swap + 5.129%)
	600,000	7.875		10/09/31	705,678
Deutsche Bank AG (b)(g)
(5 yr. EURIBOR ICE Swap + 5.692%)
	600,000	6.750		10/30/28	650,202
(5 yr. EURIBOR ICE Swap + 6.940%)
	1,000,000	10.000		12/01/27	1,191,097
Development Bank of Kazakhstan JSC (a)
	$461,000	5.250		10/23/29	459,847
Freedom Mortgage Corp. (a)(b)
	1,050,000	6.625		01/15/27	1,037,967
	1,392,000	12.000		10/01/28	1,504,655
Intesa Sanpaolo SpA (b)(g)
(1 yr. CMT + 2.750%)
	1,760,000	4.950	(a)	06/01/42	1,362,222
(-1X 5 yr. EUR Swap + 5.848%)
EUR	621,000	5.500		03/01/28	666,205
(-1X 5 yr. EUR Swap + 6.086%)
	1,020,000	5.875		09/01/31	1,096,657
Lloyds Banking Group PLC (b)(g)
(5 yr. U.K. Government Bond + 5.143%)
GBP	650,000	8.500		03/27/28	864,293
(5 yr. U.K. Government Bond + 5.883%)
	400,000	8.500		09/27/27	532,002
Metro Bank Holdings PLC (a)(b)(g) (1 yr. U.K. Government Bond +7.814%)
	1,020,000	12.000		04/30/29	1,369,493
Societe Generale SA (b)(g)
(5 yr. CMT + 4.514%)
	$810,000	5.375		11/18/30	686,848
(5 yr. CMT + 5.385%)
	602,000	9.375		11/22/27	627,230
(5 yr. EUR Swap + 5.228%)
EUR	800,000	7.875		01/18/29	904,033
UniCredit SpA (b)(g)
(-1X 5 yr. EUR Swap + 4.606%)
	921,000	4.450		12/03/27	955,484
(5 yr. USD ICE Swap + 3.703%)
	$1,525,000	5.861	(a)	06/19/32	1,518,458

					27,916,831

Biotechnology(b) – 0.1%
Biocon Biologics Global PLC (a)
	738,000	6.670		10/09/29	726,653
Cidron Aida Finco SARL
EUR	1,048,000	5.000		04/01/28	1,110,072

					1,836,725

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a)(b) – 0.6%
AmeriTex HoldCo Intermediate LLC
	$1,370,000	10.250%		10/15/28	$1,442,048
Builders FirstSource, Inc.
	787,000	6.375		03/01/34	792,643
Camelot Return Merger Sub, Inc.
	1,601,000	8.750		08/01/28	1,609,773
CP Atlas Buyer, Inc.
	1,300,000	7.000		12/01/28	1,189,851
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
	787,000	6.625		12/15/30	799,828
Sisecam U.K. PLC
	609,000	8.625		05/02/32	621,180
Smyrna Ready Mix Concrete LLC
	875,000	8.875		11/15/31	919,573
Standard Industries, Inc.
	1,150,000	4.375		07/15/30	1,058,276
Summit Materials LLC/Summit Materials Finance Corp.
	563,000	5.250		01/15/29	558,130
	415,000	7.250		01/15/31	431,451
Wilsonart LLC
	643,000	11.000		08/15/32	633,715

					10,056,468

Chemicals – 1.3%
ASP Unifrax Holdings, Inc. (a)(b)(f) (PIK 1.250%, Cash 5.850%)
	1,310,892	7.100		09/30/29	777,765
Avient Corp. (a)(b)
	329,000	6.250		11/01/31	330,592
Axalta Coating Systems Dutch Holding B BV (a)(b)
	1,345,000	7.250		02/15/31	1,407,677
Axalta Coating Systems LLC (a)(b)
	5,000	3.375		02/15/29	4,599
Braskem Netherlands Finance BV (a)(b)
	1,056,000	8.000		10/15/34	1,051,121
Cerdia Finanz GmbH (a)(b)
	1,100,000	9.375		10/03/31	1,131,020
CF Industries, Inc.
	792,000	5.150		03/15/34	776,025
Chemours Co. (a)(b)
	922,000	5.750		11/15/28	853,551
	999,000	4.625		11/15/29	865,963
Cornerstone Chemical Co. LLC (a)(b)(h)
	1,000,000	10.250	(e)	09/01/27	1,000,000
(PIK 10.000%, Cash 5.000%)
	1,285,963	15.000	(f)	12/06/28	1,285,963
Herens Midco SARL (a)(b)
EUR	200,000	5.250		05/15/29	165,084
INEOS Finance PLC (b)
	553,000	6.375		04/15/29	622,549
Innophos Holdings, Inc. (a)(b)
	$715,000	9.375		02/15/28	674,588
Iris Holdings, Inc. (a)(b)(f) (PIK 9.500%, Cash 8.750%)
	615,000	8.750		02/15/26	574,755
Lune Holdings SARL (a)(b)
EUR	200,000	5.625		11/15/28	179,788

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – (continued)
Monitchem HoldCo 3 SA (a)(b)
EUR	400,000	8.750%		05/01/28	$440,935
NOVA Chemicals Corp. (a)(b)
	$740,000	4.250		05/15/29	673,489
OCI NV (a)(b)
	1,124,000	6.700		03/16/33	1,122,280
OCP SA (a)(b)
	1,542,000	7.500		05/02/54	1,595,014
Rain Carbon, Inc. (a)(b)
	855,000	12.250		09/01/29	910,558
Rain CII Carbon LLC/CII Carbon Corp. (a)(b)
	14,000	7.250		04/01/25	13,752
SCIH Salt Holdings, Inc. (a)(b)
	1,197,000	4.875		05/01/28	1,145,828
	556,000	6.625		05/01/29	539,087
Tronox, Inc. (a)(b)
	2,488,000	4.625		03/15/29	2,255,297
Vibrantz Technologies, Inc. (a)(b)
	830,000	9.000		02/15/30	777,511
WR Grace Holdings LLC (a)(b)
	578,000	5.625		08/15/29	533,702

					21,708,493

Commercial Services(b) –1.3%
ADT Security Corp. (a)
	547,000	4.125		08/01/29	511,483
Albion Financing 1 SARL/Aggreko Holdings, Inc. (a)
EUR	575,000	5.250		10/15/26	630,303
Allied Universal Holdco LLC (a)
	$2,000,000	7.875		02/15/31	2,036,020
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)
	606,000	8.000		02/15/31	619,205
BCP V Modular Services Finance II PLC (a)
EUR	615,000	4.750		11/30/28	646,823
BCP V Modular Services Finance PLC (a)
	280,000	6.750		11/30/29	263,822
Boels Topholding BV
	475,000	5.750	(a)	05/15/30	533,019
	520,000	5.750		05/15/30	583,515
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV
GBP	926,000	8.500		01/15/31	1,286,569
Cerved Group SpA (a)
EUR	691,000	6.000		02/15/29	720,698
Champions Financing, Inc. (a)
	$684,000	8.750		02/15/29	690,505
CPI CG, Inc. (a)
	605,000	10.000		07/15/29	636,835
Garda World Security Corp. (a)
	862,000	8.375		11/15/32	861,681
House of HR Group BV (a)
EUR	550,000	9.000		11/03/29	597,712
Kapla Holding SAS (a)
	650,000	3.375		12/15/26	701,798
Korn Ferry (a)
	$1,265,000	4.625		12/15/27	1,232,932

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services(b) – (continued)
Loxam SAS (a)
EUR	700,000	4.500%		04/15/27	$740,486
Neptune Bidco U.S., Inc. (a)
	$598,000	9.290		04/15/29	559,190
Q-Park Holding I BV (a)
EUR	600,000	5.125		03/01/29	671,994
Sabre GLBL, Inc. (a)
	$1,345,000	11.250		12/15/27	1,383,776
Service Corp. International
	680,000	5.750		10/15/32	669,222
StoneMor, Inc. (a)
	975,000	8.500		05/15/29	868,111
United Rentals North America, Inc.
	535,000	5.250		01/15/30	525,600
	595,000	4.000		07/15/30	549,120
Verisure Holding AB (a)
EUR	100,000	3.250		02/15/27	107,005
	461,000	7.125		02/01/28	521,486
Wand NewCo 3, Inc. (a)
	$1,892,550	7.625		01/30/32	1,954,777

					21,103,687

Computers – 0.3%
Ahead DB Holdings LLC (a)(b)
	529,000	6.625		05/01/28	513,326
Amentum Holdings, Inc. (a)(b)
	344,000	7.250		08/01/32	356,587
CA Magnum Holdings (a)(b)
	1,800,000	5.375		10/31/26	1,766,250
Endo Design LLC (a)(h)
	1,183,000	9.500		07/31/27	—
	946,000	6.000	(e)	06/30/28	—
Entorian Technologies, Inc. (a)(e)(h)(i)
	835,000	8.750		10/15/26	—
Lutech SpA (a)(b)
EUR	500,000	5.000		05/15/27	541,150
McAfee Corp. (a)(b)
	$1,745,000	7.375		02/15/30	1,683,942
Seagate HDD Cayman (b)
	552,000	3.375		07/15/31	457,001

					5,318,256

Distribution & Wholesale(a)(b) –0.1%
American Builders & Contractors Supply Co., Inc.
	453,000	4.000		01/15/28	430,590
Green Bidco SA
EUR	295,000	10.250		07/15/28	295,231
H&E Equipment Services, Inc.
	$1,143,000	3.875		12/15/28	1,055,904

					1,781,725

Diversified Financial Services – 1.2%
Bach Bidco SpA (a)(b)(g) (3 mo. EUR EURIBOR + 4.250%)
EUR	575,000	7.429		10/15/28	627,270

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Bread Financial Holdings, Inc. (a)(b)
	$626,000	9.750%		03/15/29	$660,493
CI Financial Corp. (a)(b)
	1,780,000	7.500		05/30/29	1,852,873
Coinbase Global, Inc. (a)(b)
	766,000	3.375		10/01/28	684,046
Finance of America Funding LLC (a)(b)
	1,810,000	7.875		11/15/25	1,531,061
Focus Financial Partners LLC (a)(b)
	900,000	6.750		09/15/31	894,213
Freedom Mortgage Holdings LLC (a)(b)
	494,000	9.250		02/01/29	506,478
Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)(b)
	774,000	5.000		08/15/28	714,464
	795,000	6.625		10/15/31	791,001
Kane Bidco Ltd. (b)
EUR	300,000	5.000	(a)	02/15/27	324,935
GBP	213,000	6.500		02/15/27	272,673
Macquarie Airfinance Holdings Ltd. (a)(b)
	$705,000	6.400		03/26/29	726,834
	105,000	6.500		03/26/31	108,884
Midcap Financial Issuer Trust (a)(b)
	1,948,000	6.500		05/01/28	1,842,983
	775,000	5.625		01/15/30	686,673
Nationstar Mortgage Holdings, Inc. (a)(b)
	500,000	5.000		02/01/26	495,225
	1,418,000	5.500		08/15/28	1,385,414
Navient Corp.
	900,000	5.625		08/01/33	776,871
OneMain Finance Corp. (b)
	377,000	3.500		01/15/27	359,760
	775,000	3.875		09/15/28	715,387
	91,000	9.000		01/15/29	96,301
	1,565,000	5.375		11/15/29	1,499,082
	700,000	4.000		09/15/30	616,147
PennyMac Financial Services, Inc. (a)(b)
	555,000	4.250		02/15/29	517,998
PRA Group, Inc. (a)(b)
	867,000	8.875		01/31/30	900,033
United Wholesale Mortgage LLC (a)(b)
	345,000	5.500		11/15/25	343,599
Voyager Aviation Holdings LLC (a)(b)(e)
	729,562	8.500		05/09/26	106,005

					20,036,703

Electrical – 1.4%
Abu Dhabi National Energy Co. PJSC (a)
	1,409,000	4.750		03/09/37	1,359,685
AES Andes SA (a)(b)(g) (5 yr. CMT + 3.835%)
	600,000	8.150		06/10/55	612,000
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/ Buffalo Energy (a)(b)
	692,000	7.875		02/15/39	713,369
Calpine Corp. (a)(b)
	443,000	4.500		02/15/28	426,706

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
	$1,000,000	5.125%		03/15/28	$977,930
	755,000	4.625		02/01/29	717,114
Comision Federal de Electricidad (a)(b)
	1,545,000	6.450		01/24/35	1,490,925
Electricite de France SA (b)(g) (-1X 5 yr. EUR Swap + 3.970%)
EUR	1,400,000	3.375		06/15/30	1,402,925
Eskom Holdings SOC Ltd. (j)
ZAR	17,000,000	7.500		09/15/33	755,471
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple (a)(b)
	$1,247,000	7.250		01/31/41	1,246,532
Lightning Power LLC (a)(b)
	1,100,000	7.250		08/15/32	1,144,891
Mazoon Assets Co. SAOC (a)
	916,000	5.250		10/09/31	911,603
NRG Energy, Inc. (a)(b)
	732,000	5.750		07/15/29	725,667
	3,665,000	3.625		02/15/31	3,245,981
(5 yr. CMT + 5.920%)
	781,000	10.250	(g)	03/15/28	862,365
PG&E Corp. (b)
	1,000,000	5.250		07/01/30	975,080
Termocandelaria Power SA (a)(b)
	1,000,000	7.750		09/17/31	1,002,500
Vistra Corp. (a)(b)(g) (5 yr. CMT + 5.740%)
	1,395,000	7.000		12/15/26	1,408,518
Vistra Operations Co. LLC (a)(b)
	1,000,000	5.000		07/31/27	987,420
	400,000	4.375		05/01/29	381,092
	29,000	4.300		07/15/29	27,781
	550,000	7.750		10/15/31	581,059

					21,956,614

Electrical Components & Equipment(a)(b) – 0.0%
Belden, Inc.
EUR	751,000	3.375		07/15/31	769,928

Electronics(a)(b) – 0.1%
Coherent Corp.
	$750,000	5.000		12/15/29	719,160
Sensata Technologies BV
	1,365,000	4.000		04/15/29	1,275,511

					1,994,671

Energy-Alternate Sources(a)(b) – 0.2%
Cullinan Holdco SCSp
EUR	700,000	4.625		10/15/26	666,095
Enviva Partners LP/Enviva Partners Finance Corp. (e)
	$994,000	6.500		01/15/26	252,734
FS Luxembourg SARL
	780,000	8.875		02/12/31	796,052
TerraForm Power Operating LLC
	1,102,000	5.000		01/31/28	1,077,095
	250,000	4.750		01/15/30	233,765

					3,025,741

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Engineering & Construction(a)(b) – 0.2%
Artera Services LLC
	$275,000	8.500%		02/15/31	$272,572
Assemblin Caverion Group AB
EUR	225,000	6.250		07/01/30	252,135
(3 mo. EUR EURIBOR + 3.500%)
	246,000	6.826	(g)	07/01/31	267,228
Global Infrastructure Solutions, Inc.
	$1,208,000	5.625		06/01/29	1,177,824
Kingston Airport Revenue Finance Ltd.
	922,000	6.750		12/15/36	933,405

					2,903,164

Entertainment(b) – 0.9%
888 Acquisitions Ltd. (a)
EUR	1,296,000	7.558		07/15/27	1,376,440
Allwyn Entertainment Financing U.K. PLC
	750,000	7.250	(a)	04/30/30	863,741
	770,000	7.250		04/30/30	886,775
Allwyn International AS (a)
	550,000	3.875		02/15/27	594,523
Banijay Entertainment SAS (a)
	475,000	7.000		05/01/29	541,348
Boyne USA, Inc. (a)
	$601,000	4.750		05/15/29	572,705
Caesars Entertainment, Inc. (a)
	389,000	4.625		10/15/29	364,590
	1,140,000	7.000		02/15/30	1,168,511
Churchill Downs, Inc. (a)
	505,000	4.750		01/15/28	489,795
Cirsa Finance International SARL (a)
EUR	1,040,000	4.500		03/15/27	1,124,789
	400,000	6.500		03/15/29	457,477
Flutter Treasury DAC (a)
	509,000	5.000		04/29/29	567,988
	$670,000	6.375		04/29/29	685,651
International Game Technology PLC (a)
EUR	1,250,000	2.375		04/15/28	1,293,756
	$375,000	5.250		01/15/29	368,048
Jacobs Entertainment, Inc. (a)
	970,000	6.750		02/15/29	954,538
	150,000	6.750		02/15/29	146,442
LHMC Finco 2 SARL (a)(f) (PIK 8.000%, Cash 7.250%)
EUR	157,259	7.250		10/02/25	171,122
Live Nation Entertainment, Inc. (a)
	$625,000	4.750		10/15/27	607,888
Loarre Investments SARL (a)
EUR	800,000	6.500		05/15/29	896,358
Pinewood Finco PLC (a)
GBP	400,000	6.000		03/27/30	516,961
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (a)
	$500,000	6.250		03/15/33	497,785

					15,147,231

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Environmental(a)(b) – 0.1%
Clean Harbors, Inc.
	$398,000	4.875%		07/15/27	$392,102
GFL Environmental, Inc.
	450,000	3.500		09/01/28	421,848
	700,000	4.375		08/15/29	655,949
Madison IAQ LLC
	449,000	4.125		06/30/28	425,095

					1,894,994

Food & Drug Retailing – 0.6%
Bellis Acquisition Co. PLC (a)(b)
GBP	843,000	8.125		05/14/30	1,073,985
Iceland Bondco PLC (a)(b)
	238,400	4.625		03/15/25	305,588
(3 mo. EUR EURIBOR + 5.500%)
EUR	200,000	9.042	(g)	12/15/27	221,209
Lamb Weston Holdings, Inc. (a)(b)
	$946,000	4.125		01/31/30	878,285
MARB BondCo PLC (b)
	1,428,000	3.950		01/29/31	1,232,364
Minerva Luxembourg SA (a)(b)
	1,064,000	8.875		09/13/33	1,111,880
New Albertsons LP
	1,050,000	8.700		05/01/30	1,146,726
	387,000	8.000		05/01/31	409,709
Nomad Foods Bondco PLC (a)(b)
EUR	807,000	2.500		06/24/28	833,441
Performance Food Group, Inc. (a)(b)
	$390,000	6.125		09/15/32	391,973
Picard Groupe SAS (a)(b)
EUR	550,000	6.375		07/01/29	612,112
Sigma Holdco BV (a)(b)
	313,968	5.750		05/15/26	337,506
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (a)(b)
	$1,065,000	4.625		03/01/29	987,692

					9,542,470

Food Service(a)(b) – 0.0%
Aramark Services, Inc.
	350,000	5.000		04/01/25	349,412

Forest Products & Paper(a)(b) – 0.3%
Domtar Corp.
	3,537,000	6.750		10/01/28	3,235,825
LD Celulose International GmbH
	687,000	7.950		01/26/32	702,114
WEPA Hygieneprodukte GmbH
EUR	566,000	5.625		01/15/31	634,604

					4,572,543

Hand/Machine Tools(a)(b) – 0.0%
IMA Industria Macchine Automatiche SpA
	360,000	3.750		01/15/28	380,892

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Health Care Providers & Services(a)(b) – 0.1%
Kedrion SpA
	$1,250,000	6.500%		09/01/29	$1,175,150

Healthcare Providers & Services(a)(b) – 1.2%
Akumin, Inc.
	15,000	8.000		08/01/28	12,190
(PIK 9.000%, Cash 8.000%)
	1,590,000	9.000	(f)	08/01/27	1,363,504
Avantor Funding, Inc.
EUR	195,000	3.875		07/15/28	211,042
CAB SELAS
	835,000	3.375		02/01/28	842,303
Charles River Laboratories International, Inc.
	$850,000	4.000		03/15/31	760,444
CHS/Community Health Systems, Inc.
	2,049,000	5.625		03/15/27	1,997,755
	903,000	10.875		01/15/32	968,540
DaVita, Inc.
	1,100,000	3.750		02/15/31	957,209
Embecta Corp.
	900,000	5.000		02/15/30	815,886
Ephios Subco 3 SARL
EUR	300,000	7.875		01/31/31	354,405
Fortrea Holdings, Inc.
	$695,000	7.500		07/01/30	684,200
Global Medical Response, Inc. (f)
	1,722,268	10.000		10/31/28	1,722,010
IQVIA, Inc.
EUR	600,000	2.250		03/15/29	614,555
LifePoint Health, Inc.
	$437,000	4.375		02/15/27	424,069
	1,745,000	9.875		08/15/30	1,908,629
	372,000	10.000		06/01/32	397,158
Medline Borrower LP
	1,911,000	3.875		04/01/29	1,788,792
Molina Healthcare, Inc.
	893,000	4.375		06/15/28	856,941
	650,000	3.875		11/15/30	588,607
Radiology Partners, Inc. (f)
	676,652	9.781		02/15/30	639,984
(PIK 4.275%, Cash 3.500%)
	1,372,102	7.775		01/31/29	1,361,084
RAY Financing LLC
EUR	500,000	6.500		07/15/31	562,965

					19,832,272

Home Builders(a)(b) – 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
	$950,000	4.875		02/15/30	884,517

Home Furnishings(a)(b) – 0.0%
Flos B&b Italia SpA
EUR	300,000	10.000		11/15/28	351,733

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc. (a)(b)
	$959,000	8.250%		02/01/29	$974,833
	200,000	7.500		11/06/30	203,124
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (a)(b)
	150,000	4.250		10/15/27	142,289
	3,000,000	6.750		10/15/27	2,988,810
	1,469,000	7.000		01/15/31	1,479,812
	2,250,000	7.375		10/01/32	2,233,755
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves (a)(b)
	868,000	7.875		11/01/29	867,097
Ardonagh Finco Ltd. (a)(b)
	775,000	7.750		02/15/31	794,801
Ardonagh Group Finance Ltd. (a)(b)
	1,050,000	8.875		02/15/32	1,075,032
Athora Holding Ltd. (b)
EUR	640,000	5.875		09/10/34	698,422
Genworth Holdings, Inc.
	$940,000	6.500		06/15/34	932,950
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC (a)(b)
	2,025,000	7.250		02/15/31	2,066,836
	575,000	8.125		02/15/32	582,280
Panther Escrow Issuer LLC (a)(b)
	846,000	7.125		06/01/31	864,079

					15,904,120

Internet – 0.5%
ANGI Group LLC (a)(b)
	1,679,000	3.875		08/15/28	1,520,620
Cablevision Lightpath LLC (a)(b)
	750,000	5.625		09/15/28	697,350
Engineering - Ingegneria Informatica - SpA (a)(b)
EUR	650,000	5.875		09/30/26	694,798
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (a)(b)
	$817,000	3.500		03/01/29	753,405
Ocado Group PLC (a)(b)
GBP	700,000	3.875		10/08/26	846,996
Rakuten Group, Inc. (a)
	$500,000	9.750		04/15/29	539,040
United Group BV (b)
EUR	500,000	3.625	(a)	02/15/28	524,214
	1,257,000	5.250	(a)	02/01/30	1,326,173
(3 mo. EUR EURIBOR + 4.250%)
	610,000	7.792	(g)	02/15/31	661,869

					7,564,465

Investment Companies – 0.3%
Abu Dhabi Developmental Holding Co. PJSC (a)(b)
	$420,000	5.250		10/02/54	395,325
Blackstone Private Credit Fund (b)
	1,200,000	2.625		12/15/26	1,130,664
Blue Owl Capital Corp. (b)
	962,000	3.400		07/15/26	926,704

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Investment Companies – (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (b)
	$1,175,000	5.250%		05/15/27	$1,094,689
Khazanah Global Sukuk Bhd.
	696,000	4.687		06/01/28	692,687

					4,240,069

Iron/Steel – 0.4%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (a)(b)
	1,360,000	8.750		07/15/26	1,232,840
Cleveland-Cliffs, Inc. (a)(b)
	771,000	7.375		05/01/33	776,798
CSN Resources SA (b)
	890,000	8.875		12/05/30	892,448
Mineral Resources Ltd. (a)(b)
	365,000	8.125		05/01/27	367,460
	500,000	8.000		11/01/27	512,235
	973,000	9.250		10/01/28	1,025,046
	640,000	8.500		05/01/30	660,685
Samarco Mineracao SA (b)(f) (PIK 9.049%, Cash 9.000%)
	1,459,619	9.000		06/30/31	1,380,551
Tacora Resources, Inc. (h)
	27,984	13.000		09/18/31	27,984

					6,876,047

Leisure Time(b) – 0.4%
Carnival Corp.
	350,000	4.000	(a)	08/01/28	333,802
EUR	1,000,000	5.750	(a)	01/15/30	1,154,744
	540,000	5.750		01/15/30	625,565
Carnival Holdings Bermuda Ltd. (a)
	$670,000	10.375		05/01/28	719,084
Deuce Finco PLC (a)
GBP	250,000	5.500		06/15/27	315,322
(3 mo. EUR EURIBOR + 4.750%)
EUR	200,000	8.231	(g)	06/15/27	218,638
NCL Corp. Ltd. (a)
	$700,000	5.875		03/15/26	699,048
	200,000	8.125		01/15/29	211,714
Pinnacle Bidco PLC (a)
GBP	350,000	10.000		10/11/28	481,374
Viking Cruises Ltd. (a)
	$1,200,000	5.875		09/15/27	1,192,596
Viking Ocean Cruises Ship VII Ltd. (a)
	370,000	5.625		02/15/29	365,094

					6,316,981

Lodging(b) – 0.7%
Genting New York LLC/GENNY Capital, Inc. (a)
	1,200,000	7.250		10/01/29	1,216,224
Hilton Domestic Operating Co., Inc. (a)
	1,030,000	3.750		05/01/29	959,775
	1,215,000	4.000		05/01/31	1,107,169
Melco Resorts Finance Ltd.
	950,000	5.375	(a)	12/04/29	873,406
	1,367,000	7.625	(a)	04/17/32	1,384,293

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Lodging(b) – (continued)
	$540,000	7.625%	04/17/32	$547,738
MGM Resorts International
	530,000	6.500	04/15/32	530,064
Station Casinos LLC (a)
	403,000	4.625	12/01/31	366,170
Studio City Finance Ltd. (a)
	1,550,000	5.000	01/15/29	1,397,003
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)
	1,602,000	5.250	05/15/27	1,590,289
Wynn Macau Ltd. (a)
	1,475,000	5.125	12/15/29	1,367,347

				11,339,478

Machinery - Construction & Mining(a)(b) – 0.1%
BWX Technologies, Inc.
	1,334,000	4.125	06/30/28	1,272,676

Machinery-Diversified(a)(b) – 0.2%
Chart Industries, Inc.
	250,000	7.500	01/01/30	259,750
	565,000	9.500	01/01/31	606,624
Mangrove Luxco III SARL (g) (3 mo. EUR EURIBOR + 5.000%)
EUR	1,368,000	8.179	07/15/29	1,502,431
TK Elevator Holdco GmbH
	450,000	6.625	07/15/28	489,747

				2,858,552

Media – 2.5%
Altice Financing SA (a)(b)
	300,000	2.250	01/15/25	323,404
	$625,000	9.625	07/15/27	607,081
	2,968,000	5.000	01/15/28	2,510,869
	767,000	5.750	08/15/29	626,209
AMC Networks, Inc. (a)(b)
	611,000	10.250	01/15/29	629,024
Beasley Mezzanine Holdings LLC (a)(b)
	1,112,000	9.200	08/01/28	552,497
CCO Holdings LLC/CCO Holdings Capital Corp. (a)(b)
	410,000	5.000	02/01/28	396,769
	1,025,000	5.375	06/01/29	980,156
	2,109,000	6.375	09/01/29	2,088,437
	2,590,000	4.500	08/15/30	2,311,575
	650,000	4.250	02/01/31	564,083
	1,328,000	7.375	03/01/31	1,350,231
	820,000	4.250	01/15/34	656,361
CSC Holdings LLC (a)(b)
	721,000	5.500	04/15/27	641,690
	425,000	7.500	04/01/28	280,050
	590,000	11.750	01/31/29	575,468
	951,000	6.500	02/01/29	803,291
	2,293,000	5.750	01/15/30	1,213,341
	94,000	4.125	12/01/30	69,297
Diamond Sports Group LLC/Diamond Sports Finance Co. (a)(b)(e)
	1,620,000	5.375	08/15/26	10,951
	1,274,000	6.625	08/15/27	8,077

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
Directv Financing LLC (a)(b)
	$1,348,000	8.875%		02/01/30	$1,331,905
DISH DBS Corp.
	435,000	7.750		07/01/26	367,523
	2,843,000	5.250	(a)(b)	12/01/26	2,631,452
	1,408,000	5.750	(a)(b)	12/01/28	1,232,268
	790,000	5.125		06/01/29	524,710
DISH Network Corp. (a)(b)
	680,000	11.750		11/15/27	715,870
Gray Television, Inc. (a)(b)
	435,000	7.000		05/15/27	423,729
	1,551,000	10.500		07/15/29	1,611,210
	2,416,000	4.750		10/15/30	1,526,429
	665,000	5.375		11/15/31	398,448
Liberty Interactive LLC (b)
	2,710,000	4.000		11/15/29	928,175
	149,907	3.750		02/15/30	51,718
McGraw-Hill Education, Inc. (a)(b)
	450,000	5.750		08/01/28	441,338
Nexstar Media, Inc. (a)(b)
	556,000	4.750		11/01/28	522,623
Paramount Global (b)(g) (5 yr. CMT + 3.999%)
	1,347,000	6.375		03/30/62	1,247,443
Scripps Escrow II, Inc. (a)(b)
	2,096,000	3.875		01/15/29	1,630,038
Sinclair Television Group, Inc. (a)(b)
	805,000	5.500		03/01/30	554,484
	798,000	4.125		12/01/30	610,462
Sirius XM Radio, Inc. (a)(b)
	300,000	3.125		09/01/26	288,030
Spanish Broadcasting System, Inc. (a)(b)
	1,225,000	9.750		03/01/26	809,517
TEGNA, Inc. (b)
	993,000	4.625		03/15/28	936,310
Telenet Finance Luxembourg Notes SARL (a)(b)
	1,000,000	5.500		03/01/28	973,100
Univision Communications, Inc. (a)(b)
	390,000	4.500		05/01/29	346,476
	645,000	7.375		06/30/30	619,000
Urban One, Inc. (a)(b)
	1,215,000	7.375		02/01/28	901,457
Virgin Media Secured Finance PLC (a)(b)
	222,000	4.500		08/15/30	194,434
Virgin Media Vendor Financing Notes III DAC (a)(b)
GBP	635,000	4.875		07/15/28	761,723
Virgin Media Vendor Financing Notes IV DAC (a)(b)
	$709,000	5.000		07/15/28	677,620
Ziggo BV (a)(b)
EUR	600,000	2.875		01/15/30	604,321

					41,060,674

Metal Fabricate & Hardware(a)(b) – 0.1%
Vallourec SACA
	$995,000	7.500		04/15/32	1,042,561

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Mining – 0.9%
Aris Mining Corp. (a)(b)
$275,000	8.000%	10/31/29	$276,001
Compass Minerals International, Inc. (a)(b)
502,000	6.750	12/01/27	495,012
Corp. Nacional del Cobre de Chile (b)
2,198,000	5.950	01/08/34	2,224,788
Eldorado Gold Corp. (a)(b)
1,450,000	6.250	09/01/29	1,429,874
First Quantum Minerals Ltd. (a)(b)
2,500,000	9.375	03/01/29	2,649,025
1,150,000	8.625	06/01/31	1,158,625
FMG Resources August 2006 Pty. Ltd. (a)(b)
179,000	4.500	09/15/27	174,530
409,000	4.375	04/01/31	372,117
Freeport-McMoRan, Inc. (b)
320,000	4.625	08/01/30	312,080
795,000	5.400	11/14/34	795,334
Mountain Province Diamonds, Inc. (a)(b)(h)
2,861,000	9.000	12/15/25	2,697,923
Navoi Mining & Metallurgical Combinat (a)
1,024,000	6.700	10/17/28	1,026,048
Northwest Acquisitions ULC/Dominion Finco, Inc. (a)(b)(e)
1,260,000	7.125	11/01/22	13
Novelis Corp. (a)(b)
400,000	4.750	01/30/30	374,580
WE Soda Investments Holding PLC (b)
880,000	9.375	02/14/31	905,300

			14,891,250

Miscellaneous Manufacturing(a)(b) – 0.0%
Amsted Industries, Inc.
357,000	4.625	05/15/30	332,570
LSB Industries, Inc.
360,000	6.250	10/15/28	348,617

			681,187

Office & Business Equipment(a)(b) – 0.1%
Pitney Bowes, Inc.
420,000	6.875	03/15/27	415,636
560,000	7.250	03/15/29	550,312
Xerox Holdings Corp.
646,000	8.875	11/30/29	562,679

			1,528,627

Oil Field Services – 3.6%
Adnoc Murban Rsc Ltd. (a)(b)
3,414,000	4.500	09/11/34	3,243,300
1,468,000	5.125	09/11/54	1,365,240
Aethon United BR LP/Aethon United Finance Corp. (a)(b)
820,000	7.500	10/01/29	825,371
Apache Corp. (b)
1,434,000	5.100	09/01/40	1,241,141
Archrock Partners LP/Archrock Partners Finance Corp. (a)(b)
444,000	6.250	04/01/28	444,835
457,000	6.625	09/01/32	458,983

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a)(b)
$500,000	8.250%		12/31/28	$510,250
178,000	6.625		10/15/32	176,339
Chesapeake Energy Corp. (b)(e)(i)
195,000	7.000		10/01/24	4,144
935,000	7.500		10/01/26	19,869
CITGO Petroleum Corp. (a)(b)
1,074,000	6.375		06/15/26	1,075,364
1,559,000	8.375		01/15/29	1,621,750
Civitas Resources, Inc. (a)(b)
460,000	8.625		11/01/30	483,377
CNX Resources Corp. (a)(b)
1,175,000	6.000		01/15/29	1,164,907
Comstock Resources, Inc. (a)(b)
1,329,000	6.750		03/01/29	1,272,770
Ecopetrol SA (b)
2,658,000	7.750		02/01/32	2,592,613
825,000	8.875		01/13/33	843,315
EDO Sukuk Ltd.
923,000	5.662	(a)	07/03/31	937,131
250,000	5.662		07/03/31	253,828
Energean Israel Finance Ltd. (a)(b)
1,270,240	8.500		09/30/33	1,204,213
Greenfire Resources Ltd. (a)(b)
2,213,000	12.000		10/01/28	2,373,442
Guara Norte SARL (a)
745,335	5.198		06/15/34	704,826
Kosmos Energy Ltd. (a)(b)
1,565,000	7.750		05/01/27	1,534,189
Kraken Oil & Gas Partners LLC (a)(b)
950,000	7.625		08/15/29	938,591
Moss Creek Resources Holdings, Inc. (a)(b)
858,000	8.250		09/01/31	841,518
Nabors Industries, Inc. (a)(b)
175,000	9.125		01/31/30	181,311
175,000	8.875		08/15/31	165,813
NewCo Holding USD 20 SARL (a)(b)
370,000	9.375		11/07/29	369,075
Permian Resources Operating LLC (a)(b)
500,000	8.000		04/15/27	513,840
500,000	9.875		07/15/31	552,175
Petrobras Global Finance BV (b)
1,192,000	6.000		01/13/35	1,154,678
Petroleos de Venezuela SA (e)
4,204,523	6.000		11/15/26	409,941
3,726,536	6.000		05/16/49	361,474
Petroleos del Peru SA
2,582,000	5.625		06/19/47	1,678,300
Petroleos Mexicanos
1,478,000	5.950	(b)	01/28/31	1,271,080
1,066,000	6.375		01/23/45	744,868
7,029,000	6.750		09/21/47	5,014,840
Petronas Capital Ltd. (b)
1,204,000	3.500		04/21/30	1,123,777
938,000	2.480		01/28/32	794,486

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
	$2,217,000	3.404%		04/28/61	$1,529,797
Saudi Arabian Oil Co. (b)
	534,000	5.875	(a)	07/17/64	512,806
	200,000	5.875		07/17/64	192,062
Strathcona Resources Ltd. (a)(b)
	1,370,000	6.875		08/01/26	1,359,670
Sunoco LP (a)(b)
	345,000	7.250		05/01/32	359,431
TGNR Intermediate Holdings LLC (a)(b)
	1,217,000	5.500		10/15/29	1,150,442
Transocean Titan Financing Ltd. (a)(b)
	370,000	8.375		02/01/28	381,244
Transocean, Inc.
	632,000	8.250	(a)(b)	05/15/29	635,084
	918,850	8.750	(a)(b)	02/15/30	951,322
	946,000	8.500	(a)(b)	05/15/31	952,991
	1,295,000	6.800		03/15/38	1,074,669
Valaris Ltd. (a)(b)
	1,845,000	8.375		04/30/30	1,871,660
Var Energi ASA (b)(g) (5 yr. EURIBOR ICE Swap + 4.765%)
EUR	1,160,000	7.862		11/15/83	1,386,707
Vital Energy, Inc. (a)(b)
	$1,363,000	7.875		04/15/32	1,310,088
Wintershall Dea Finance 2 BV (b)(g) (-1X 5 yr. EUR Swap + 3.319%)
EUR	1,100,000	3.000		07/20/28	1,104,153
Yinson Boronia Production BV (a)(b)
	$1,480,000	8.947		07/31/42	1,565,692
YPF SA (a)(b)
	1,355,000	9.500		01/17/31	1,422,072

					58,226,854

Packaging(b) – 0.6%
ARD Finance SA (a)(f)
(PIK 5.750%, Cash 5.000%)
EUR	271,000	5.000		06/30/27	57,633
(PIK 7.250%, Cash 6.500%)
	$135,000	6.500		06/30/27	29,539
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal
Packaging Finance PLC (a)
EUR	400,000	2.000		09/01/28	396,393
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)
	$765,000	4.125		08/15/26	665,688
	453,000	5.250		08/15/27	271,795
	328,000	5.250		08/15/27	196,731
Ball Corp.
EUR	1,065,000	1.500		03/15/27	1,119,286
	$949,000	2.875		08/15/30	825,545
Canpack SA/Canpack U.S. LLC (a)
EUR	532,000	2.375		11/01/27	557,885
Fiber Bidco SpA (a)
	250,000	6.125		06/15/31	271,984
(3 mo. EUR EURIBOR + 4.000%)
	250,000	7.345	(g)	01/15/30	273,781

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(b) – (continued)
Graphic Packaging International LLC (a)
	$375,000	3.750%		02/01/30	$342,938
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (a)
	1,481,000	6.000		09/15/28	1,460,755
OI European Group BV (a)
	469,000	4.750		02/15/30	424,801
Sealed Air Corp./Sealed Air Corp. U.S. (a)
	1,324,000	6.125		02/01/28	1,336,512
Trident TPI Holdings, Inc. (a)(g)
	1,061,000	12.750		12/31/28	1,164,352

					9,395,618

Pharmaceuticals – 0.6%
1375209 BC Ltd. (a)(b)
	300,000	9.000		01/30/28	299,112
Bausch Health Cos., Inc. (a)
	850,000	11.000		09/30/28	782,264
	500,000	5.250	(b)	02/15/31	269,250
Bayer AG (b)(g)
(5 yr. EUR Swap + 3.432%)
EUR	700,000	6.625		09/25/83	794,737
(5 yr. EUR Swap + 3.896%)
	500,000	7.000		09/25/83	580,625
Bormioli Pharma SpA (a)(b)(g) (3 mo. EUR EURIBOR + 5.500%)
	550,000	9.042		05/15/28	600,021
Cheplapharm Arzneimittel GmbH (a)(b)
	650,000	4.375		01/15/28	699,889
	$622,000	5.500		01/15/28	600,255
Endo Finance Holdings, Inc. (a)(b)
	350,000	8.500		04/15/31	374,322
Grifols SA (a)(b)
EUR	122,749	1.625		02/15/25	131,977
	$1,090,000	4.750		10/15/28	1,006,484
Nidda Healthcare Holding GmbH (a)(b)
EUR	198,179	7.500		08/21/26	222,480
	110,000	5.625		02/21/30	120,453
(3 mo. EUR EURIBOR + 3.750%)
	455,000	6.888	(g)	10/23/30	495,649
Option Care Health, Inc. (a)(b)
	$700,000	4.375		10/31/29	643,489
Organon & Co./Organon Foreign Debt Co-Issuer BV (a)(b)
	685,000	5.125		04/30/31	624,583
Par Pharmaceutical, Inc. (a)(h)(i)
	344,000	7.500		04/01/27	—
Rossini SARL (b)
EUR	594,000	6.750		12/31/29	679,696
Teva Pharmaceutical Finance Netherlands II BV (b)
	600,000	4.375		05/09/30	648,936
	420,000	7.875		09/15/31	543,657

					10,117,879

Pipelines – 1.3%
CQP Holdco LP/BIP-V Chinook Holdco LLC (a)(b)
	$978,000	7.500		12/15/33	1,036,044

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Energy Transfer LP (b)
	$540,000	5.750%		04/01/25	$540,011
EnLink Midstream LLC (b)
	502,000	5.375		06/01/29	505,755
EnLink Midstream Partners LP (b)
	71,000	5.600		04/01/44	66,336
	549,000	5.450		06/01/47	499,799
EQM Midstream Partners LP (b)
	200,000	6.000	(a)	07/01/25	200,298
	1,191,000	6.500		07/15/48	1,199,254
Genesis Energy LP/Genesis Energy Finance Corp. (b)
	900,000	8.000		01/15/27	916,110
	650,000	8.875		04/15/30	669,500
	500,000	7.875		05/15/32	499,540
Greensaif Pipelines Bidco SARL (a)
	200,000	5.853		02/23/36	200,314
ITT Holdings LLC (a)(b)
	1,988,000	6.500		08/01/29	1,837,190
New Fortress Energy, Inc. (a)(b)
	1,135,000	6.500		09/30/26	1,049,818
NGL Energy Operating LLC/NGL Energy Finance Corp. (a)(b)
	593,000	8.125		02/15/29	597,086
Prairie Acquiror LP (a)(b)
	853,000	9.000		08/01/29	864,669
QazaqGaz NC JSC
	929,000	4.375		09/26/27	891,840
Summit Midstream Holdings LLC (a)(b)
	700,000	8.625		10/31/29	723,191
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (a)(b)
	522,000	7.375		02/15/29	523,409
	2,822,000	6.000		12/31/30	2,648,645
Venture Global Calcasieu Pass LLC (a)(b)
	1,980,000	3.875		11/01/33	1,719,115
Venture Global LNG, Inc. (a)(b)
	1,107,000	9.500		02/01/29	1,223,943
(5 yr. CMT + 5.440%)
	850,000	9.000	(g)	09/30/29	849,643
Western Midstream Operating LP (b)
	1,300,000	5.250		02/01/50	1,132,040

					20,393,550

Real Estate(b) – 0.2%
Heimstaden Bostad Treasury BV
EUR	1,062,000	1.625		10/13/31	973,641
Howard Hughes Corp. (a)
	$1,300,000	4.375		02/01/31	1,164,852
Kennedy-Wilson, Inc.
	535,000	4.750		03/01/29	490,846
NEINOR HOMES SLU
EUR	143,000	5.875		02/15/30	155,081
Samhallsbyggnadsbolaget i Norden AB
	550,000	3.000		01/14/25	585,783

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate(b) – (continued)
EUR	500,000	2.375	%(d)	09/04/26	$467,629

					3,837,832

Real Estate Investment Trust – 1.0%
Apollo Commercial Real Estate Finance, Inc. (a)(b)
	$2,350,000	4.625		06/15/29	2,040,153
Brandywine Operating Partnership LP (b)
	997,000	8.300		03/15/28	1,042,403
	546,000	8.875		04/12/29	591,728
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (a)(b)
	1,621,000	4.500		04/01/27	1,562,206
Diversified Healthcare Trust (b)
	1,000,000	0.000	(a)(c)	01/15/26	920,580
	300,000	4.750		02/15/28	265,074
	2,505,000	4.375		03/01/31	2,025,743
HAT Holdings I LLC/HAT Holdings II LLC (a)
	506,000	3.375	(b)	06/15/26	488,685
	126,000	3.750		09/15/30	110,545
Iron Mountain U.K. PLC (a)(b)
GBP	400,000	3.875		11/15/25	509,498
Iron Mountain, Inc. (a)(b)
	$935,000	4.875		09/15/29	899,638
	175,000	4.500		02/15/31	162,524
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (a)(b)
	883,000	4.250		02/01/27	854,576
	650,000	4.750		06/15/29	619,366
RLJ Lodging Trust LP (a)(b)
	141,000	3.750		07/01/26	136,743
	249,000	4.000		09/15/29	224,491
Service Properties Trust (b)
	880,000	5.500		12/15/27	832,920
	485,000	4.375		02/15/30	367,649
Starwood Property Trust, Inc. (a)(b)
	700,000	3.625		07/15/26	672,000
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (a)(b)
	325,000	6.000		01/15/30	272,045
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC (a)(b)
	1,400,000	10.500		02/15/28	1,492,526
	175,000	6.500		02/15/29	150,418

					16,241,511

Retailing – 1.4%
1011778 BC ULC/New Red Finance, Inc. (a)(b)
	750,000	3.875		01/15/28	714,450
	450,000	4.375		01/15/28	433,188
Agrifarma SpA (a)(b)
EUR	343,000	4.500		10/31/28	369,666
Asbury Automotive Group, Inc. (b)
	$782,000	4.500		03/01/28	755,545
	138,000	4.625	(a)	11/15/29	129,225
Bath & Body Works, Inc.
	256,000	9.375	(a)	07/01/25	262,380

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
	$145,000	5.250%		02/01/28	$143,038
	795,000	6.875		11/01/35	806,591
	250,000	6.750		07/01/36	250,647
BCPE Ulysses Intermediate, Inc. (a)(b)(f) (PIK 8.500%, Cash 7.750%)
	1,013,667	7.750		04/01/27	988,650
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC (a)(b)
	700,000	5.125		04/15/29	649,530
CD&R Firefly Bidco PLC (a)(b)
GBP	100,000	8.625		04/30/29	135,471
Constellation Automotive Financing PLC (a)(b)
	400,000	4.875		07/15/27	455,682
Cougar JV Subsidiary LLC (a)(b)
	$361,000	8.000		05/15/32	377,267
Doman Building Materials Group Ltd. (a)(b)
CAD	1,590,000	5.250		05/15/26	1,131,962
eG Global Finance PLC (a)(b)
EUR	650,000	11.000		11/30/28	779,990
Ferrellgas LP/Ferrellgas Finance Corp. (a)(b)
	$976,000	5.375		04/01/26	969,334
	573,000	5.875		04/01/29	535,004
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (a)(b)
	910,000	4.625		01/15/29	849,803
Global Auto Holdings Ltd./AAG FH U.K. Ltd. (a)(b)
	1,012,000	8.375		01/15/29	948,497
	612,000	8.750		01/15/32	558,419
Kohl’s Corp. (b)
	220,000	4.625		05/01/31	181,993
	260,000	5.550		07/17/45	175,937
LBM Acquisition LLC (a)(b)
	1,671,000	6.250		01/15/29	1,543,787
LCM Investments Holdings II LLC (a)(b)
	1,154,000	4.875		05/01/29	1,090,172
Macy’s Retail Holdings LLC (b)
	493,000	6.125	(a)	03/15/32	469,725
	670,000	4.500		12/15/34	559,577
Neiman Marcus Group Ltd. LLC (e)(h)(i)
	605,000	8.000		10/15/21	21,189
Papa John’s International, Inc. (a)(b)
	404,000	3.875		09/15/29	368,585
PetSmart, Inc./PetSmart Finance Corp. (a)(b)
	500,000	4.750		02/15/28	475,375
QVC, Inc. (a)(b)
	498,000	6.875		04/15/29	428,429
Rite Aid Corp.
	348,000	7.500	(a)(e)(h)(i)	07/01/25	—
	97,124	0.000	(a)(c)(e)(h)(i)	10/18/25	—
	97,037	15.000		08/30/31	65,015
	46,035	15.000		08/30/31	16,112
	34,147	0.000	(c)(h)	08/30/34	19,805
	30,396	12.000	(h)	08/30/34	24,641
(3 mo. USD Term SOFR + 7.000%)
	34,147	12.057	(a)	08/30/31	32,440

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Specialty Building Products Holdings LLC/SBP Finance Corp. (a)(b)
	$650,000	7.750%		10/15/29	$662,519
Staples, Inc. (a)(b)
	475,000	10.750		09/01/29	459,710
Victoria’s Secret & Co. (a)(b)
	1,945,000	4.625		07/15/29	1,711,989
Walgreens Boots Alliance, Inc. (b)
	700,000	4.800		11/18/44	515,928
White Cap Parent LLC (a)(b)(f) (PIK 9.000%, Cash 8.250%)
	822,000	8.250		03/15/26	822,247
Yum! Brands, Inc.
	260,000	5.375	(b)	04/01/32	253,027
	285,000	6.875		11/15/37	317,065

					22,459,606

Semiconductors(a)(b) – 0.2%
BE Semiconductor Industries NV
EUR	400,000	4.500		07/15/31	446,278
Entegris, Inc.
	$1,000,000	4.750		04/15/29	968,270
	145,000	3.625		05/01/29	132,762
ON Semiconductor Corp.
	751,000	3.875		09/01/28	704,708
Synaptics, Inc.
	1,150,000	4.000		06/15/29	1,055,413

					3,307,431

Software(a)(b) – 0.7%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
	1,319,000	8.000		06/15/29	1,348,625
Central Parent, Inc./CDK Global, Inc.
	1,000,000	7.250		06/15/29	1,003,310
Cloud Software Group, Inc.
	1,930,000	6.500		03/31/29	1,883,429
	1,918,000	9.000		09/30/29	1,918,000
	620,000	8.250		06/30/32	637,255
Elastic NV
	819,000	4.125		07/15/29	758,124
PTC, Inc.
	651,000	4.000		02/15/28	622,421
Rocket Software, Inc.
	1,891,000	9.000		11/28/28	1,970,308
SS&C Technologies, Inc.
	1,000,000	6.500		06/01/32	1,017,050

					11,158,522

Telecommunication Services – 1.9%
Altice France Holding SA (a)(b)
	422,000	10.500		05/15/27	127,980
Altice France SA (a)(b)
EUR	275,000	3.375		01/15/28	228,599
	$697,000	5.500		01/15/28	539,129
	2,058,000	5.500		10/15/29	1,554,119

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
CommScope LLC (a)(b)
	$529,000	6.000%	03/01/26	$516,770
	1,380,000	8.250	03/01/27	1,303,976
	395,000	7.125	07/01/28	345,388
	1,106,000	4.750	09/01/29	923,753
Connect Finco SARL/Connect U.S. Finco LLC (a)(b)
	475,000	9.000	09/15/29	451,392
Iliad Holding SASU (a)(b)
	155,000	6.500	10/15/26	156,170
EUR	500,000	5.625	10/15/28	552,794
	$1,717,000	7.000	10/15/28	1,740,935
	1,103,000	8.500	04/15/31	1,179,526
Intelsat Jackson Holdings SA (a)(b)
	940,000	6.500	03/15/30	884,888
Kaixo Bondco Telecom SA (a)(b)
EUR	200,000	5.125	09/30/29	217,557
Level 3 Financing, Inc. (a)(b)
	$375,000	10.500	04/15/29	418,009
	1,570,000	4.875	06/15/29	1,342,758
	585,000	3.750	07/15/29	427,576
	1,358,628	11.000	11/15/29	1,533,198
	270,000	4.500	04/01/30	216,551
	1,027,000	10.500	05/15/30	1,125,068
	530,000	3.875	10/15/30	405,265
	300,000	10.750	12/15/30	336,150
Lorca Telecom Bondco SA (a)(b)
EUR	450,000	4.000	09/18/27	488,778
Lumen Technologies, Inc. (a)(b)
	$750,000	4.125	04/15/29	658,770
Odido Group Holding BV (a)(b)
EUR	500,000	5.500	01/15/30	533,193
Odido Holding BV (a)(b)
	170,000	3.750	01/15/29	180,374
Ooredoo International Finance Ltd. (a)
	$554,000	4.625	10/10/34	538,765
Optics Bidco SpA (a)(b)
	306,000	6.000	09/30/34	299,198
SoftBank Group Corp. (b)
EUR	1,379,000	3.375	07/06/29	1,417,492
	542,000	3.875	07/06/32	543,298
TDC Net AS (b)
	921,000	6.500	06/01/31	1,105,275
Telecom Italia Capital SA
	$20,000	6.000	09/30/34	19,420
Telecom Italia SpA (b)
EUR	1,395,000	6.875	02/15/28	1,649,851
Telesat Canada/Telesat LLC (a)(b)
	$552,000	5.625	12/06/26	250,349
Viasat, Inc. (a)(b)
	1,207,000	7.500	05/30/31	792,540
Vmed O2 U.K. Financing I PLC (a)(b)
	1,730,000	4.250	01/31/31	1,487,973
	1,742,000	7.750	04/15/32	1,743,864

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
Windstream Services LLC/Windstream Escrow Finance Corp. (a)(b)
	$1,370,000	7.750%	08/15/28	$1,377,439
Zayo Group Holdings, Inc. (a)(b)
	1,565,000	4.000	03/01/27	1,392,991

				31,007,121

Transportation – 0.1%
SGL Group ApS (b)(g) (3 mo. EUR EURIBOR + 4.750%)
EUR	340,000	7.951	04/22/30	371,791
Transnet SOC Ltd. (a)
	$527,000	8.250	02/06/28	536,717
XPO, Inc. (a)(b)
	500,000	6.250	06/01/28	507,615

				1,416,123

Water Utilities(a)(b) – 0.1%
Aegea Finance SARL
	616,000	6.750	05/20/29	610,995
	921,000	9.000	01/20/31	978,563

				1,589,558

TOTAL CORPORATE OBLIGATIONS (Cost $518,009,426)				$517,256,674

Bank Loans(k) – 23.7%

Aerospace & Defense – 0.8%
Bleriot U.S. Bidco, Inc.(g) (3 mo. USD Term SOFR + 3.250%)
	$2,986,672	7.854%	10/31/30	$2,992,526
Cobham Ultra SeniorCo SARL(g) (6 mo. USD Term SOFR + 3.750%)
	927,324	9.245	08/03/29	901,053
Dynasty Acquisition Co., Inc. (l)
	2,000,000	0.000	10/25/31	$2,000,000
	45,240	0.000	08/24/28	$45,218
Kaman Corp.(g) (3 mo. USD Term SOFR + 3.500%)
	1,045,000	8.104	04/21/31	1,048,595
Propulsion (BC) Finco SARL(g) (3 mo. USD Term SOFR +
	3.750%)
	815,180	7.867	09/14/29	817,389
Spirit Aerosystems, Inc.(g) (3 mo. USD Term SOFR + 4.250%)
	1,737,342	9.085	01/15/27	1,743,857
TransDigm, Inc. (g)
(g) (3 mo. USD Term SOFR + 2.500%)
	500,000	7.320	01/19/32	500,155
(3 mo. USD Term SOFR + 2.750%)
	485,788	7.354	03/22/30	486,638
(3 mo. USD Term SOFR + 2.750%)
	3,156,495	7.104	02/28/31	3,159,084

				13,694,515

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Airlines(g) – 0.0%
American Airlines, Inc.(3 mo. USD Term SOFR + 4.750%)
$506,100	9.629%	04/20/28	$520,256

Apparel(g) – 0.1%
Varsity Brands, Inc.(3 mo. USD Term SOFR + 3.750%)
775,000	8.821	08/26/31	771,451

Auto Parts & Equipment(g) – 0.0%
Autokiniton U.S. Holdings, Inc.(1 mo. USD Term SOFR + 4.000%)
260,402	8.800	04/06/28	260,310
Clarios Global LP(1 mo. USD Term SOFR + 2.500%)
448,875	7.185	05/06/30	449,037

			709,347

Beverages(g) – 0.0%
Naked Juice LLC(3 mo. USD Term SOFR + 3.250%)
854,308	7.954	01/24/29	637,792

Building Materials(g) – 0.6%
Chamberlain Group, Inc.
(g) (1 mo. USD Term SOFR + 3.250%)
2,093,269	8.035	11/03/28	2,088,831
(1 mo. USD Term SOFR + 3.500%)
997,494	8.185	11/03/28	996,666
Cornerstone Building Brands, Inc.
(1 mo. USD Term SOFR + 0.000%)
620,582	10.429	08/01/28	623,170
(1 mo. USD Term SOFR + 0.000%)
500,000	9.304	05/15/31	496,250
CP Atlas Buyer, Inc.(1 mo. USD Term SOFR + 3.750%)
791,324	8.535	11/23/27	769,476
Emrld Borrower LP(3 mo. USD Term SOFR + 2.500%)
600,000	7.557	08/04/31	599,142
Icebox Holdco III, Inc. (g)
(3 mo. USD Term SOFR + 3.750%)
1,618,300	8.615	12/22/28	1,621,439
(3 mo. USD Term SOFR + 3.750%)
1,500,000	11.615	12/21/29	1,510,005
Tamko Building Products LLC(1 mo. USD Term SOFR + 1.750%)
250,000	7.495	09/20/30	250,000
Wilsonart LLC(3 mo. USD Term SOFR + 4.250%)
454,781	8.854	08/05/31	449,383

			9,404,362

Chemicals(g) – 0.4%
AAP Buyer, Inc.(3 mo. USD Term SOFR + 3.250%)
435,126	7.854	09/09/31	436,213
Aruba Investments Holdings LLC
(1 mo. USD Term SOFR + 4.000%)
456,727	8.785	11/24/27	455,700
(1 mo. USD Term SOFR + 7.750%)
424,596	12.535	11/24/28	402,458
Derby Buyer LLC(1 mo. USD Term SOFR + 3.500%)
421,403	8.350	11/01/30	421,470

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Chemicals(g) – (continued)
Eastman Chemical Co.(3 mo. USD Term SOFR + 5.250%)
	$1,664,944	10.115%	11/01/28	$1,397,720
Lonza Group AG(3 mo. USD Term SOFR + 3.925%)
	704,117	8.629	07/03/28	684,268
Polar U.S. Borrower LLC(1 mo. USD Term SOFR + 5.500%)
	1,626,260	10.343	10/16/28	1,215,629
SCIH Salt Holdings, Inc.(3 mo. USD Term SOFR + 3.500%)
	1,029,447	8.085	03/16/27	1,031,383

				6,044,841

Commercial Services – 2.2%
AlixPartners LLP(g) (1 mo. USD Term SOFR + 2.500%)
	986,018	7.300	02/04/28	987,004
Allied Universal Holdco LLC(g) (1 mo. USD Term SOFR + 3.750%)
	2,853,228	8.535	05/12/28	2,846,323
American Auto Auction Group LLC(g) (3 mo. USD Term SOFR + 5.000%)
	380,444	9.754	12/30/27	382,464
Ankura Consulting Group LLC(g) (1 mo. USD Term SOFR + 4.250%)
	617,648	8.935	03/17/28	620,866
Anticimex International AB
(g) (3 mo. USD Term SOFR + 3.150%)
	2,486,357	8.480	11/16/28	2,486,556
(3 mo. USD Term SOFR + 3.400%)
	119,375	8.730	11/16/28	119,599
Archkey Solutions LLC (l)
	74,483	0.000	06/26/31	74,265
	645,517	0.000	09/26/31	643,632
Armorica Lux SARL(g) (3 mo. EUR EURIBOR + 4.925%)
EUR	600,000	7.981	07/28/28	602,305
AVSC Holding Corp. (l)
	$196,556	0.000	09/01/25	194,836
	90,000	0.000	10/15/26	90,464
(g) (1 mo. USD Term SOFR + 1.000%)
	350,876	9.285	10/15/26	350,711
(1 mo. USD Term SOFR + 3.500%)
	1,457,145	8.285	03/03/25	1,450,544
Belfor Holdings, Inc.(g) (1 mo. USD Term SOFR + 3.750%)
	710,046	8.435	11/01/30	712,709
Belron Finance LLC(l)
	1,500,000	0.000	10/16/31	1,504,995
Boost Newco Borrower LLC(g) (3 mo. USD Term SOFR + 2.500%)
	240,000	7.104	01/31/31	240,451
Conservice Midco LLC(g) (1 mo. USD Term SOFR + 3.500%)
	2,056,239	8.185	05/13/27	2,065,061
Creative Artists Agency LLC(g) (1 mo. USD Term SOFR + 3.500%)
	1,092,635	7.435	10/01/31	1,092,263
Ensemble RCM LLC(g) (3 mo. USD Term SOFR + 3.000%)
	1,123,081	7.585	08/01/29	1,124,070
Envision Healthcare Corp.(g) (1 mo. USD Term SOFR + 4.250%)
	1,900,000	13.068	12/30/27	1,919,000

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Commercial Services – (continued)
Fugue Finance BV
(g) (3 mo. USD Term SOFR + 3.750%)
$359,100	8.807%		02/26/31	$360,673
(3 mo. USD Term SOFR + 4.000%)
445,489	9.057		01/31/28	447,231
Grant Thornton Advisors LLC(g) (1 mo. USD Term SOFR + 3.250%)
2,420,000	7.935		06/02/31	2,420,194
Hertz Corp. (1 mo. USD Term SOFR + 3.250%)
435,574	8.300	(g)	06/30/28	$386,642
KUEHG Corp.(l)
400,050	0.000		06/12/30	400,450
Mavis Tire Express Services Corp.(g) (1 mo. USD Term SOFR + 3.500%)
$2,699,320	8.185		05/04/28	2,703,531
Mister Car Wash Holdings, Inc.(g) (1 mo. USD Term SOFR + 3.000%)
568,575	7.685		03/27/31	568,734
OMNIA Partners LLC(g) (3 mo. USD Term SOFR + 3.250%)
300,000	7.867		07/25/30	300,438
PG Investment Co. 59 SARL(g) (3 mo. USD Term SOFR + 3.000%)
1,628,437	7.604		03/26/31	1,630,880
R1 RCM, Inc.(g) (1 mo. USD Term SOFR + 3.000%)
297,722	7.685		06/21/29	295,122
Spin Holdco, Inc.(g) (3 mo. USD Term SOFR + 4.000%)
1,089,875	9.256		03/04/28	943,353
Spring Education Group, Inc.(g) (3 mo. USD Term SOFR + 4.000%)
596,371	8.604		10/04/30	599,352
Teneo Holdings LLC(g) (1 mo. USD Term SOFR + 4.750%)
555,610	9.435		03/13/31	555,610
Wand NewCo 3, Inc.(g) (1 mo. USD Term SOFR + 3.250%)–(3 mo. USD Term SOFR + 3.250%)
3,725,662	7.854–
	7.935		01/30/31	3,724,582
XPLOR T1 LLC(g) (3 mo. USD Term SOFR + 4.250%)
530,000	8.854		06/24/31	532,650

				35,377,560

Computers – 0.5%
Access CIG LLC(g) (3 mo. USD Term SOFR + 5.000%)
1,699,019	9.585		08/18/28	1,702,960
Idemia Group(g) (3 mo. USD Term SOFR + 4.250%)
496,705	8.854		09/30/28	500,430
Imprivata, Inc.(g) (3 mo. USD Term SOFR + 3.500%)
397,997	8.085		09/17/27	399,271
Magenta Buyer LLC(g) (3 mo. USD Term SOFR + 5.000%)
1,277	9.847		07/27/28	383
Magenta Security Holdings LLC (g)
(g) (3 mo. USD Term SOFR + 5.750%)
790,270	11.595		07/27/28	739,234
(3 mo. USD Term SOFR + 6.250%)
228,946	10.835		07/27/28	232,265

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Computers – (continued)
(3 mo. USD Term SOFR + 6.250%)
	$609,343	6.345%	07/27/28	$426,035
(3 mo. USD Term SOFR + 5.500%)
	191,954	6.345	07/27/28	67,904
Peraton Corp.
(g) (3 mo. USD Term SOFR + 8.000%)
	375,000	13.221	02/01/29	342,000
(3 mo. USD Term SOFR + 7.750%)
	1,161,339	12.971	02/01/29	1,056,238
Verifone Systems, Inc.(g) (3 mo. USD Term SOFR + 4.000%)
	2,014,945	9.333	08/20/25	1,863,623

				7,330,343

Distribution & Wholesale – 0.4%
BCPE Empire Holdings, Inc.
(l) (1 mo. USD Term SOFR + 0.000%)
	3,000,000	8.185	12/11/28	2,999,580
(1 mo. USD Term SOFR + 3.500%)
	498,747	8.185	12/11/28	498,677
Core & Main LP(g) (1 mo. USD Term SOFR + 2.000%)
	357,672	6.718	07/27/28	356,628
Fluid-Flow Products, Inc.(g) (1 mo. USD Term SOFR + 3.750%)
	746,144	8.550	03/31/28	746,144
Gloves Buyer, Inc.(l)
	498,708	0.000	12/29/27	496,214
OptiGroup(g) (1 mo. EUR EURIBOR + 5.250%)
EUR	570,000	8.395	03/16/29	581,266
Windsor Holdings III LLC(g) (1 mo. USD Term SOFR + 3.500%)
	$1,230,647	8.259	08/01/30	1,234,647

				6,913,156

Diversified Financial Services – 0.7%
Apex Group Treasury LLC (g)
(6 mo. USD Term SOFR + 3.750%)
	2,332,824	8.963	07/27/28	2,337,793
(6 mo. USD Term SOFR + 3.750%)
	1,484,403	9.076	07/27/28	1,486,882
Avolon TLB Borrower 1 U.S. LLC(g) (1 mo. USD Term SOFR + 1.750%)
	411,888	6.509	06/24/30	411,418
Deerfield Dakota Holding LLC
(g) (3 mo. USD Term SOFR + 3.750%)
	1,314,707	8.354	04/09/27	1,295,736
(3 mo. USD Term SOFR + 6.750%)
	3,797,000	11.615	04/07/28	3,711,567
Ditech Holding Corp.(h)(l)
	183,349	0.000	06/30/25	—
Edelman Financial Center LLC(g) (1 mo. USD Term SOFR + 5.250%)
	495,226	9.935	10/06/28	495,692
HighTower Holdings LLC(g) (3 mo. USD Term SOFR + 3.500%)
	771,090	8.748	04/21/28	771,668

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Diversified Financial Services – (continued)
Summit Acquisition, Inc.(g)(h) (3 mo. USD Term SOFR + 3.750%)
$455,000	8.397%		10/16/31	$455,569

				10,966,325

Electrical – 0.2%
Lackawanna Energy Center LLC (1 mo. USD Term SOFR + 4.250%)
683,913	8.935	(h)(l)	08/06/29	$684,767
Lightstone Holdco LLC (3 mo. USD Term SOFR + 5.750%)
914,556	10.335	(g)	01/29/27	$924,031
Nautilus Power LLC(l)
460,000	0.000		11/16/26	457,290
South Field LLC (3 mo. USD Term SOFR + 3.750%)
440,000	8.354	(g)	08/29/31	$439,635
Talen Energy Supply LLC (3 mo. USD Term SOFR + 3.500%)
495,945	8.596	(g)	05/17/30	$496,645

				3,002,368

Electronics(g) – 0.2%
II-VI, Inc.(1 mo. USD Term SOFR + 2.500%)
373,374	7.185		07/02/29	372,907
Roper Industrial Products Investment Co. LLC(3 mo. USD Term SOFR + 3.250%)
2,861,681	7.854		11/22/29	2,861,224

				3,234,131

Energy-Alternate Sources – 0.1%
CPV Fairview LLC(g) (1 mo. USD Term SOFR + 3.500%)
320,000	8.185		08/14/31	320,349
Enviva Partners LP/Fin C (g)
(1 mo. USD Term SOFR + 8.000%)
136,356	12.804		12/13/24	214,988
(1 mo. USD Term SOFR + 8.000%)–(3 mo. USD Term SOFR + 8.000%)
181,807	12.632	–
	12.656		12/13/24	183,529
(g)(h) (3 mo. U.S. (Fed) Prime Rate + 7.000%)
304,776	15.000		06/30/27	304,809
(3 mo. USD Term SOFR + 8.000%)
90,904	13.016		12/13/24	143,325
Esdec Solar Group BV(g)(h) (3 mo. USD Term SOFR + 5.000%)
149,706	9.865		08/30/28	140,724

				1,307,724

Engineering & Construction(g) – 0.8%
AAL Delaware Holdco, Inc.(1 mo. USD Term SOFR + 3.500%)
1,500,000	8.185		07/30/31	1,506,255
Artera Services LLC(3 mo. USD Term SOFR + 3.500%)
630,684	9.104		02/15/31	622,933
Brown Group Holding LLC(1 mo. USD Term SOFR + 2.750%)
2,704,791	7.435		07/01/31	2,701,762
Cube Industrials Buyer, Inc.(3 mo. USD Term SOFR + 3.500%)
955,000	8.132		10/09/31	955,401

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Engineering & Construction(g) – (continued)
KKR Apple Bidco LLC
(1 mo. USD Term SOFR + 2.750%)
$243,125	7.550%	09/22/28	$243,004
(1 mo. USD Term SOFR + 3.500%)
3,312,138	8.185	09/22/28	3,317,769
Service Logic Acquisition, Inc.(3 mo. USD Term SOFR + 3.500%)
1,184,510	8.085	10/29/27	1,188,217
Tutor Perini Corp.(1 mo. USD Term SOFR + 4.750%)
1,001,661	9.550	08/18/27	1,000,409
Wrench Group LLC(3 mo. USD Term SOFR + 4.000%)
733,158	8.865	10/30/28	721,552

			12,257,302

Entertainment – 0.4%
Caesars Entertainment, Inc. (g)
(1 mo. USD Term SOFR + 2.750%)
668,897	7.435	02/06/30	668,615
(1 mo. USD Term SOFR + 2.750%)
223,875	7.435	02/06/31	223,770
Churchill Downs, Inc.(g) (1 mo. USD Term SOFR + 2.000%)
33,225	6.785	03/17/28	33,184
East Valley Tourist Development Authority(g)(h) (1 mo. USD Term SOFR + 7.500%)
1,017,531	12.300	11/23/26	998,198
ECL Entertainment LLC(g) (1 mo. USD Term SOFR + 4.000%)
1,083,559	8.685	08/31/30	1,084,242
Ontario Gaming GTA LP(g) (3 mo. USD Term SOFR + 4.250%)
640,523	8.893	08/01/30	640,177
SeaWorld Parks & Entertainment, Inc.(g) (1 mo. USD Term SOFR + 2.500%)
991,853	7.185	08/25/28	989,998
UFC Holdings LLC(g) (3 mo. USD Term SOFR + 2.750%)
935,729	7.637	04/29/26	936,216
William Morris Endeavor Entertainment LLC(g) (1 mo. USD Term SOFR + 2.750%)
1,293,082	7.550	05/18/25	1,292,681

			6,867,081

Environmental – 0.2%
Filtration Group Corp.(g) (1 mo. USD Term SOFR + 4.250%)
2,075,219	8.300	10/21/28	2,077,813
Geosyntec Consultants(g) (1 mo. USD Term SOFR + 3.750%)
700,000	8.435	07/31/31	700,875
Tidal Waste & Recycling Holdings LLC(h)(l)
500,000	0.000	09/30/31	500,000
WIN Waste Innovations Holdings, Inc.(g) (1 mo. USD Term SOFR + 2.750%)
399,986	7.550	03/24/28	380,079

			3,658,767

Food & Drug Retailing – 0.5%
8th Avenue Food & Provisions, Inc. (g)
(1 mo. USD Term SOFR + 3.750%)
280,000	12.550	10/01/26	245,818

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Food & Drug Retailing – (continued)
(1 mo. USD Term SOFR + 3.750%)
$3,924,907	8.550%		10/01/25	$3,849,666
(g) (1 mo. USD Term SOFR + 4.750%)
620,222	9.550		10/01/25	608,593
B&G Foods, Inc.(g) (3 mo. USD Term SOFR + 3.500%)
500,000	8.557		10/10/29	498,250
Chobani LLC(g) (1 mo. USD Term SOFR + 3.250%)
751,540	8.050		10/25/27	753,607
Fiesta Purchaser, Inc.(g) (1 mo. USD Term SOFR + 4.000%)
623,438	8.685		02/12/31	624,734
Nomad Foods U.S. LLC(g) (6 mo. USD Term SOFR + 2.500%)
637,013	6.968		11/12/29	636,618
Quirch Foods Holdings LLC(g) (3 mo. USD Term SOFR + 5.000%)
646,393	9.887		10/27/27	612,865
Solina Bidco(g) (3 mo. USD Term SOFR + 3.750%)
653,362	8.699		03/07/29	656,224
Upfield BV(g) (6 mo. USD Term SOFR + 4.250%)
448	9.765		01/03/28	447

				8,486,822

Food Service – 0.1%
Aramark Services, Inc.(g) (1 mo. USD Term SOFR + 2.000%)
721,348	6.685		06/22/30	721,124
Golden State Foods LLC(l)
610,000	0.000		09/23/31	610,000

				1,331,124

Hand/Machine Tools(g) – 0.0%
Alliance Laundry Systems LLC(1 mo. USD Term SOFR + 3.500%)
637,903	8.185		08/19/31	638,790

Health Care Products – 0.8%
Bausch & Lomb Corp. (g)
(1 mo. USD Term SOFR + 3.250%)
2,278,240	8.095		05/10/27	$2,275,871
(g) (1 mo. USD Term SOFR + 4.000%)
2,609,336	8.685		09/29/28	2,612,597
Carestream Health, Inc.(g) (3 mo. USD Term SOFR + 7.500%)
1,229,116	12.204		09/30/27	1,113,886
Confluent Medical Technologies, Inc.(g) (3 mo. USD Term SOFR + 3.250%)
1,054,954	7.848		02/16/29	1,058,910
Curia Global, Inc.(g) (1 mo. USD Term SOFR + 3.750%)–(3 mo. USD Term SOFR + 3.750%)
1,800,241	8.435–
	8.535		08/30/26	1,709,941
Hanger, Inc.
640,000	0.000	(l)	10/23/31	$640,268
ICU Medical, Inc.(g) (3 mo. USD Term SOFR + 2.500%)
685,562	7.254		01/08/29	684,898
Lifescan Global Corp.(g) (3 mo. USD Term SOFR + 6.500%)
2,962,285	11.728		12/31/26	1,184,914

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Health Care Products – (continued)
Medline Borrower LP(l)
	$1,000,000	0.000%		10/23/28	$999,770
(1 mo. USD Term SOFR + 2.750%)
	1,219,423	7.435	(g)	10/23/28	$1,220,240
Vyaire Medical, Inc.(g) (3 mo. U.S. (Fed) Prime Rate + 5.750%)
	363,906	13.750		04/16/25	211,066

					13,712,361

Health Care Services – 1.1%
Cambrex Corp.(g) (1 mo. USD Term SOFR + 3.500%)
	1,084,923	8.285		12/04/26	1,080,345
Catalent Pharma Solutions, Inc. (g)
(1 mo. USD Term SOFR + 3.000%)
	1,147,029	6.859		02/22/28	1,145,950
(1 mo. USD Term SOFR + 3.000%)
	412,925	7.745		02/22/28	412,925
Charlotte Buyer, Inc.(g) (1 mo. USD Term SOFR + 4.750%)
	730,957	9.573		02/11/28	736,622
Da Vinci Purchaser Corp.(g) (1 mo. USD Term SOFR + 3.500%)
	948,084	8.185		01/08/27	948,140
Electron BidCo, Inc.(g) (1 mo. USD Term SOFR + 3.000%)
	510,200	7.800		11/01/28	511,068
eResearchTechnology, Inc.(g) (1 mo. USD Term SOFR + 4.000%)
	1,504,998	8.685		02/04/27	1,507,090
Global Medical Response, Inc.(g) (1 mo. USD Term SOFR + 5.500%)
	1,046,762	10.259		10/31/28	1,041,529
HomeVI SAS(l)
EUR	500,000	0.000		10/31/29	531,083
LifePoint Health, Inc.
(g) (3 mo. USD Term SOFR + 3.750%)
	$992,085	8.406		05/17/31	992,006
(3 mo. USD Term SOFR + 4.000%)
	92,500	8.632		05/17/31	92,573
MDVIP, Inc.(g) (1 mo. USD Term SOFR + 3.250%)
	918,407	8.036		10/16/28	916,975
Pluto Acquisition I, Inc.
(g) (3 mo. USD Term SOFR + 4.000%)
	877,887	9.132		09/20/28	803,266
(3 mo. USD Term SOFR + 5.500%)
	238,343	10.253		06/20/28	239,237
Precision Medicine Group LLC(g) (3 mo. USD Term SOFR + 3.000%)
	794,592	7.704		11/18/27	791,946
Radnet Management, Inc.(g) (3 mo. USD Term SOFR + 2.500%)
	837,900	7.132		04/18/31	838,947
Resonetics LLC(g) (3 mo. USD Term SOFR + 3.750%)
	1,115,000	8.367		06/18/31	1,116,962
Select Medical Corp.(g) (1 mo. USD Term SOFR + 3.000%)
	119,625	7.685		03/06/27	120,023
Surgery Center Holdings, Inc.(g) (1 mo. USD Term SOFR + 2.750%)
	1,105,491	7.495		12/19/30	1,107,657

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Health Care Services – (continued)
Team Health Holdings, Inc.(g) (1 mo. USD Term SOFR + 5.250%)–(3 mo. USD Term SOFR + 5.250%)
$3,725,357	9.835–
	9.935%		03/02/27	$3,642,058

				18,576,402

Home Furnishings(g) – 0.1%
AI Aqua Merger Sub, Inc.(1 mo. USD Term SOFR + 3.500%)
1,059,380	8.357		07/31/28	1,061,032
Weber-Stephen Products LLC(1 mo. USD Term SOFR + 3.250%)
582,036	8.050		10/30/27	549,733

				1,610,765

Insurance – 1.9%
Acrisure LLC
(g) (1 mo. USD Term SOFR + 3.000%)
467,920	7.759		02/16/27	466,676
(1 mo. USD Term SOFR + 3.250%)
2,962,678	8.009	(g)	11/06/30	$2,955,271
Alliant Holdings Intermediate LLC(g) (1 mo. USD Term SOFR + 3.500%)
1,275,000	7.759		09/19/31	1,268,625
AmWINS Group, Inc.(g) (1 mo. USD Term SOFR + 2.250%)
678,342	7.050		02/19/28	677,678
Amynta Agency Borrower, Inc.(g) (1 mo. USD Term SOFR + 3.750%)
997,500	8.435		02/28/28	999,435
AssuredPartners, Inc.(g) (1 mo. USD Term SOFR + 3.500%)
4,796,167	8.185		02/14/31	4,802,690
Asurion LLC (g)
(g) (1 mo. USD Term SOFR + 5.250%)
276,000	10.050		01/20/29	262,694
(1 mo. USD Term SOFR + 3.250%)
157,786	8.050		12/23/26	157,735
(1 mo. USD Term SOFR + 3.250%)
371,598	8.050		07/31/27	368,287
Broadstreet Partners, Inc.(g) (1 mo. USD Term SOFR + 3.250%)
3,433,497	7.935		06/13/31	3,429,377
Cross Financial Corp.(h)(l)
290,000	0.000		10/24/31	290,000
(1 mo. USD Term SOFR + 3.500%)
352,322	7.935–
	8.747		09/15/27	352,322
Howden Group Holdings Ltd. (g)
(1 mo. USD Term SOFR + 3.500%)
4,288,441	8.185		04/18/30	$4,302,292
(1 mo. USD Term SOFR + 3.500%)
338,612	8.185		02/15/31	339,299
HUB International Ltd.(g) (3 mo. USD Term SOFR + 2.750%)
557,628	7.367		06/20/30	558,632
IMA Financial Group, Inc.(g) (1 mo. USD Term SOFR + 3.250%)
3,111,477	7.935		11/01/28	3,107,587
Ryan Specialty Group LLC(g) (1 mo. USD Term SOFR + 2.250%)
497,416	6.935		09/15/31	496,421

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Insurance – (continued)
Sedgwick Claims Management Services, Inc.(g) (3 mo. USD Term SOFR + 3.000%)
$1,044,408	7.585%		07/31/31	$1,044,554
USI, Inc. (g)
(3 mo. USD Term SOFR + 0.000%)
3,881,497	7.354		09/27/30	$3,879,091
(g) (3 mo. USD Term SOFR + 2.750%)
498,747	7.354		11/22/29	498,498

				30,257,164

Internet(g) – 0.4%
CNT Holdings I Corp. (3 mo. USD Term SOFR + 3.500%)
3,674,574	8.085		11/08/27	$3,681,006
MH Sub I LLC(1 mo. USD Term SOFR + 3.750%)
487,223	8.935		05/03/28	483,992
Polaris Purchaser, Inc.(3 mo. USD Term SOFR + 4.000%)
732,143	8.604		03/03/31	735,804
Proofpoint, Inc.(1 mo. USD Term SOFR + 3.250%)
955,498	7.685		08/31/28	955,698
PUG LLC(1 mo. USD Term SOFR + 0.000%)
953,842	9.435		03/15/30	951,057

				6,807,557

Investment Companies(g) – 0.1%
BEP Intermediate Holdco LLC(1 mo. USD Term SOFR + 3.750%)
712,215	8.435		04/25/31	715,776

Leisure Time – 0.8%
Alterra Mountain Co.
(g) (1 mo. USD Term SOFR + 3.250%)
2,857,828	7.935		08/17/28	2,856,943
(1 mo. USD Term SOFR + 3.500%)
2,838,601	8.185		05/31/30	2,838,601
Bulldog Purchaser, Inc.(g) (3 mo. USD Term SOFR + 4.250%)
453,412	8.854		06/27/31	454,640
ClubCorp Holdings, Inc. (3 mo. USD Term SOFR + 5.000%)
5,518,246	9.865	(g)	09/18/26	$5,522,827
GSM Holdings, Inc.(l)
272,388	0.000		09/30/31	217,910
Recess Holdings, Inc.(g) (3 mo. USD Term SOFR + 4.500%)
1,065,274	9.085		02/20/30	1,070,429
Sabre GLBL, Inc.(g) (1 mo. USD Term SOFR + 5.000%)
165,000	9.785		06/30/28	155,689

				13,117,039

Lodging – 0.2%
Fertitta Entertainment LLC(l)
465,000	0.000		01/27/29	465,019
Four Seasons Hotels Ltd.(g) (1 mo. USD Term SOFR + 2.000%)
720,710	6.435		11/30/29	719,809
Station Casinos LLC(g) (1 mo. USD Term SOFR + 2.250%)
1,161,580	6.935		03/14/31	1,159,071

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Lodging – (continued)
Wyndham Hotels & Resorts, Inc.(g) (1 mo. USD Term SOFR + 1.750%)
$199,471	6.435%	05/24/30	$199,253

			2,543,152

Machinery - Construction & Mining(g) – 0.1%
Wec U.S. Holdings Ltd.(1 mo. USD Term SOFR + 2.750%)
1,571,405	7.595	01/27/31	1,572,175

Machinery - Diversified(g) – 1.2%
CD&R Hydra Buyer, Inc.(1 mo. USD Term SOFR + 0.000%)
1,172,895	8.785	03/25/31	1,169,377
Chart Industries, Inc.(3 mo. USD Term SOFR + 2.500%)
1,095,969	7.092	03/15/30	1,096,659
Eagle Parent Corp.(3 mo. USD Term SOFR + 4.250%)
158,779	8.854	04/02/29	154,164
Engineered Machinery Holdings, Inc.(3 mo. USD Term SOFR + 6.500%)
1,325,000	11.365	05/21/29	1,325,835
INNIO Group Holding GmbH(3 mo. USD Term SOFR + 3.250%)
298,655	7.897	11/02/28	299,216
Pro Mach Group, Inc.(1 mo. USD Term SOFR + 4.500%)
3,125,000	8.185	08/31/28	3,135,625
Project Castle, Inc.(3 mo. U.S. (Fed) Prime Rate + 4.500%)–(3 mo. USD Term SOFR + 5.500%)
892,164	9.762–
	12.500	06/01/29	811,986
SPX Flow, Inc. (1 mo. USD Term SOFR + 4.500%)
2,892,562	8.185	04/05/29	$2,897,045
Star U.S. Bidco LLC(1 mo. USD Term SOFR + 2.750%)
1,491,054	8.435	03/17/27	1,496,645
Titan Acquisition Ltd.(6 mo. USD Term SOFR + 5.000%)
3,059,993	10.326	02/15/29	3,061,156
TK Elevator U.S. Newco, Inc.(6 mo. USD Term SOFR + 3.500%)
3,528,004	8.588	04/30/30	3,535,731
Victory Buyer LLC(1 mo. USD Term SOFR + 2.750%)
1,029,825	8.582	11/19/28	984,451

			19,967,890

Media – 0.4%
Century DE Buyer LLC(g) (3 mo. USD Term SOFR + 4.000%)
1,117,937	8.605	10/30/30	1,119,569
Diamond Sports Group LLC(Fixed + 5.000%)
165,343	5.000	12/02/24	174,024
EW Scripps Co.(g) (1 mo. USD Term SOFR + 2.563%)
252,838	7.362	05/01/26	248,287
Gray Television, Inc.
(g) (1 mo. USD Term SOFR + 3.000%)
280,000	7.959	12/01/28	262,693
(1 mo. USD Term SOFR + 5.250%)
264,337	10.094	06/04/29	255,953
NEP Group, Inc. (g)
(3 mo. USD Term SOFR + 1.500%)
156,550	8.865	08/19/26	151,658

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Media – (continued)
(3 mo. USD Term SOFR + 1.500%)
$2,138,354	8.115%		08/19/26	$2,064,580
Sinclair Television Group, Inc.(g) (1 mo. USD Term SOFR + 2.500%)
398,696	7.300		09/30/26	384,243
United Talent Agency LLC(g) (1 mo. USD Term SOFR + 3.750%)
1,052,263	8.568		07/07/28	1,057,525
Virgin Media Bristol LLC(g) (6 mo. USD Term SOFR + 3.175%)
775,000	7.724		03/31/31	751,750
WideOpenWest Finance LLC
(g) (3 mo. USD Term SOFR + 3.000%)
286,788	7.920		12/11/28	246,638
(3 mo. USD Term SOFR + 7.000%)
232,092	11.920		12/11/28	239,054

				6,955,974

Metal Fabricate & Hardware(g) – 0.3%
Crosby U.S. Acquisition Corp.(1 mo. USD Term SOFR + 4.000%)
4,471,288	8.185		08/16/29	4,490,067

Mining(h) – 0.0%
Dominion Diamond(Fixed + 10.000%)
467,153	10.000		06/30/26	467,153

Miscellaneous Manufacturing(g) – 0.1%
LTI Holdings, Inc.(1 mo. USD Term SOFR + 3.500%)
500,000	9.435		07/19/29	496,665
Rohm Holding GmbH(6 mo. USD Term SOFR + 5.500%)
742,638	10.588		01/31/29	696,223

				1,192,888

Oil & Gas Services(g) – 0.0%
BANGL LLC(3 mo. USD Term SOFR + 4.500%)
288,546	9.092		02/01/29	288,667

Packaging – 1.6%
Brook & Whittle Holding Corp.(g) (3 mo. USD Term SOFR + 4.000%)
1,580,630	9.207		12/14/28	1,441,013
Charter NEX U.S., Inc. (1 mo. USD Term SOFR + 3.000%)
4,605,863	7.685	(g)	12/01/27	$4,604,296
LABL, Inc.(g) (1 mo. USD Term SOFR + 5.000%)
5,529,468	9.785		10/29/28	5,398,862
Pregis TopCo Corp. (g)
(1 mo. USD Term SOFR + 4.000%)
3,476,016	8.685		07/31/26	3,483,976
(1 mo. USD Term SOFR + 4.000%)
248,082	8.800		07/31/26	248,392
Pretium Packaging LLC
(g) (3 mo. USD Term SOFR + 5.000%)
1,139,830	10.248		10/02/28	1,159,595
(3 mo. USD Term SOFR + 4.600%)
3,901,776	9.848		10/02/28	3,171,403
Proampac PG Borrower LLC(g) (3 mo. USD Term SOFR + 4.000%)
3,608,311	8.656		09/15/28	3,617,331

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Packaging – (continued)
Trident TPI Holdings, Inc.
(g) (6 mo. USD Term SOFR + 4.000%)
$1,129,403	8.188%		09/15/28	$1,131,719
(3 mo. USD Term SOFR + 4.000%)
2,240,606	8.604		09/15/28	2,244,341

				26,500,928

Pharmaceuticals – 0.9%
Curium Bidco SARL(g) (3 mo. USD Term SOFR + 4.250%)
1,615,934	8.092		07/31/29	1,617,953
Gainwell Acquisition Corp.
(g) (3 mo. USD Term SOFR + 8.000%)
750,000	12.684		10/02/28	635,625
(3 mo. USD Term SOFR + 4.000%)
711,016	8.704		10/01/27	681,864
Grifols Worldwide Operations USA, Inc.(g) (3 mo. USD Term SOFR + 2.000%)
612,144	6.735		11/15/27	594,067
Lannett Co., Inc.(h)
401,669	0.000		06/16/30	401,669
MI Opco Holdings, Inc.(g) (1 mo. USD Term SOFR + 7.250%)
88,161	12.035		03/31/28	87,206
Midwest Veterinary Partners LLC(g) (3 mo. USD Term SOFR + 3.750%)
1,367,888	8.387		04/27/28	1,367,751
Option Care Health, Inc.(g) (1 mo. USD Term SOFR + 2.250%)
605,233	6.935		10/27/28	606,292
Packaging Coordinators Midco, Inc. (3 mo. USD Term SOFR + 3.250%)
3,911,443	7.835	(g)	11/30/27	$3,913,634
Pathway Vet Alliance LLC(g) (1 mo. USD Term SOFR + 3.750%)
2,273,948	8.550		03/31/27	1,963,168
Sharp Services LLC(g) (3 mo. USD Term SOFR + 3.250%)
968,289	7.876		12/31/28	965,869
Southern Veterinary Partners LLC(g) (6 mo. USD Term SOFR + 3.250%)
2,310,838	7.995		10/05/27	2,307,950

				15,143,048

Pipelines(g) – 0.6%
Brazos Delaware II LLC(6 mo. USD Term SOFR + 3.500%)
788,895	8.255		02/11/30	789,597
CPPIB Capital, Inc.(3 mo. USD Term SOFR + 3.250%)
475,000	7.854		08/20/31	476,188
CQP Holdco LP(3 mo. USD Term SOFR + 2.250%)
412,928	6.854		12/31/30	412,577
Epic Y-Grade Services LP(3 mo. USD Term SOFR + 5.750%)
1,400,000	10.601		06/29/29	1,395,842
Freeport LNG Investments LLLP
(3 mo. USD Term SOFR + 5.000%)
1,178,619	7.879		11/16/26	1,174,788
(3 mo. USD Term SOFR + 3.500%)
106,649	8.379		12/21/28	106,007

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Pipelines(g) – (continued)
GIP Pilot Acquisition Partners LP(3 mo. USD Term SOFR + 0.025%)
$917,226	7.090%	10/04/30	$915,318
M6 ETX Holdings II Midco LLC(1 mo. USD Term SOFR + 4.500%)
958,765	9.285	09/19/29	958,315
Prairie ECI Acquiror LP(1 mo. USD Term SOFR + 4.750%)
977,470	9.435	08/01/29	978,164
TransMontaigne Operating Co. LP(1 mo. USD Term SOFR + 3.250%)
646,675	7.935	11/17/28	647,024
Traverse Midstream Partners LLC (3 mo. USD Term SOFR + 3.500%)
2,245,525	8.085	02/16/28	$2,249,275

			10,103,095

Real Estate(g) – 0.3%
CoreLogic, Inc.(1 mo. USD Term SOFR + 3.500%)
3,733,334	8.300	06/02/28	3,707,984
Forest City Enterprises LP(1 mo. USD Term SOFR + 3.500%)
1,035,960	8.311	12/08/25	997,278

			4,705,262

Real Estate Investment Trust(g)(h) – 0.1%
CHPPR Midco, Inc.(3 mo. USD Term SOFR + 8.750%)
847,615	13.418	12/31/29	852,913

Retailing(g) – 0.4%
IRB Holding Corp.(1 mo. USD Term SOFR + 2.750%)
812,293	7.535	12/15/27	811,789
Johnstone Supply LLC(1 mo. USD Term SOFR + 0.000%)
286,000	7.851	06/09/31	285,488
Kodiak Building Partners, Inc.(1 mo. USD Term SOFR + 3.750%)
267,928	8.435	03/12/28	268,767
LBM Acquisition LLC(1 mo. USD Term SOFR + 3.750%)
736,404	8.668	06/06/31	725,174
Les Schwab Tire Centers(1 mo. USD Term SOFR + 3.000%)
1,064,504	7.685	04/23/31	1,064,408
PetSmart, Inc.(1 mo. USD Term SOFR + 3.750%)
1,097,165	8.535	02/11/28	1,089,913
Raising Cane’s Restaurants LLC(1 mo. USD Term SOFR + 2.000%)
630,000	6.781	09/18/31	628,948
Specialty Building Products Holdings LLC(1 mo. USD Term SOFR + 3.750%)
493,785	8.535	10/15/28	488,733
Whatabrands LLC(1 mo. USD Term SOFR + 0.000%)
1,697,087	7.435	08/03/28	1,695,950

			7,059,170

Semiconductors(g) – 0.0%
Ultra Clean Holdings, Inc.(1 mo. USD Term SOFR + 3.250%)
561,704	7.935	02/28/28	563,810

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Software – 3.4%
Applied Systems, Inc.
(g) (3 mo. USD Term SOFR + 3.000%)
$611,921	7.604%		02/24/31	$613,029
(3 mo. USD Term SOFR + 5.250%)
6,073,000	9.854		02/23/32	6,238,489
AppLovin Corp.(g) (1 mo. USD Term SOFR + 2.500%)
363,175	7.185		08/16/30	363,440
Avaya, Inc.(g) (1 mo. USD Term SOFR + 7.500%)
2,538,619	12.185		08/01/28	2,133,506
Bracket Intermediate Holding Corp.(g) (3 mo. USD Term SOFR + 5.000%)
876,477	9.704		05/08/28	877,441
CCC Intelligent Solutions, Inc.(g) (1 mo. USD Term SOFR + 2.250%)
772,692	7.050		09/21/28	772,368
Central Parent, Inc.(g) (3 mo. USD Term SOFR + 3.250%)
3,436,250	7.854		07/06/29	3,407,557
Cloud Software Group, Inc.
(g) (3 mo. USD Term SOFR + 4.000%)
780,179	8.604		03/30/29	779,828
(3 mo. USD Term SOFR + 4.500%)
190,000	9.104		03/21/31	189,911
CommerceHub, Inc.(g) (3 mo. USD Term SOFR + 4.000%)
678,957	8.797		12/29/27	631,091
ConnectWise LLC(l)
974,482	0.000		09/29/28	973,030
Darktrace PLC (l)
650,000	0.000		07/02/31	643,682
250,000	0.000		10/09/32	242,658
Drake Software LLC(g) (1 mo. USD Term SOFR + 4.250%)
275,000	8.935		06/26/31	269,500
DTI Holdco, Inc.(g) (1 mo. USD Term SOFR + 0.000%)
448,855	9.435		04/26/29	450,049
Dun & Bradstreet Corp.(g) (1 mo. USD Term SOFR + 0.000%)
472,625	7.468		01/18/29	473,362
Epicor Software Corp.
(g) (1 mo. USD Term SOFR + 1.000%)
296,891	8.073		05/30/31	297,678
(1 mo. USD Term SOFR + 3.250%)
2,530,424	7.935	(g)	05/30/31	$2,537,129
Genesys Cloud Services Holdings II LLC(g) (1 mo. USD Term SOFR + 3.000%)
990,807	7.685		12/01/27	992,511
Idera, Inc.(g) (3 mo. USD Term SOFR + 3.500%)
253,241	8.748		03/02/28	248,810
Instructure Holdings, Inc. (l)
300,000	0.000		09/11/31	297,843
215,000	0.000		09/10/32	217,688
(g) (3 mo. USD Term SOFR + 2.750%)
574,112	8.074		10/30/28	573,756
iSolved, Inc.(g) (1 mo. USD Term SOFR + 3.500%)
1,061,128	8.185		10/15/30	1,063,781
Marcel LUX IV SARL(g) (1 mo. USD Term SOFR + 4.000%)
1,020,879	8.840		11/11/30	1,023,431

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Software – (continued)
Mavenir Systems, Inc.(g) (3 mo. USD Term SOFR + 4.750%)
$732,917	10.073%		08/18/28	$502,964
Modena Buyer LLC(l)
85,502	0.000		07/01/31	81,761
Mosel Bidco SE(g) (3 mo. USD Term SOFR + 4.500%)
820,000	9.104		09/16/30	825,125
Motus LLC(g) (3 mo. USD Term SOFR + 4.000%)
863,176	8.704		12/11/28	864,255
Open Text Corp.(g) (1 mo. USD Term SOFR + 2.250%)
1,388,785	6.935		01/31/30	1,392,520
Particle Investments SARL(g) (1 mo. USD Term SOFR + 4.000%)
287,332	8.685		03/28/31	287,872
Pegasus Bidco Ltd.(g) (3 mo. USD Term SOFR + 4.500%)
340,000	9.104		08/16/31	339,150
PointClickCare Technologies, Inc.
(g) (3 mo. USD Term SOFR + 3.000%)
967,608	7.604		12/29/27	966,398
2,472,811	0.000		10/10/31	2,475,902
Polaris Newco LLC (3 mo. USD Term SOFR + 4.000%)
4,334,956	8.847	(g)	06/02/28	$4,302,010
Project Boost Purchaser LLC
(g) (3 mo. USD Term SOFR + 3.500%)
1,433,633	8.147		07/16/31	1,434,937
(3 mo. USD Term SOFR + 5.250%)
1,250,000	9.897		07/16/32	1,255,212
Quest Software U.S. Holdings, Inc.(g) (3 mo. USD Term SOFR + 4.250%)
2,128,538	8.985		02/01/29	1,077,573
Quickbase, Inc.(g) (1 mo. USD Term SOFR + 4.000%)
381,976	8.685		10/02/28	381,976
RealPage, Inc.
(g) (1 mo. USD Term SOFR + 6.500%)
545,000	11.300		04/23/29	530,694
(1 mo. USD Term SOFR + 3.000%)
199,486	7.800		04/24/28	196,444
Sophia LP
(g) (1 mo. USD Term SOFR + 8.000%)
1,416,667	12.785		10/09/28	1,416,667
(1 mo. USD Term SOFR + 3.500%)
3,317,811	8.285	(g)	10/09/29	$3,329,655
SS&C Technologies, Inc.(g) (1 mo. USD Term SOFR + 2.000%)
647,726	6.685		05/09/31	647,538
UKG, Inc.(g) (3 mo. USD Term SOFR + 3.000%)
4,496,463	7.617		02/10/31	4,500,151
VS Buyer LLC(g) (1 mo. USD Term SOFR + 3.250%)
558,600	8.036		04/11/31	558,600
Waystar Technologies, Inc.(g) (1 mo. USD Term SOFR + 2.750%)
239,073	7.435		10/22/29	239,771
Zelis Payments Buyer, Inc.(g) (1 mo. USD Term SOFR + 2.750%)
1,019,996	7.435		09/28/29	1,008,521

				54,927,264

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Telecommunications(g) – 0.5%
Altice France SA
(3 mo. USD LIBOR + 4.000%)
	$211,648	9.380%		08/14/26	$178,798
(3 mo. USD Term SOFR + 5.500%)
	181,880	10.147		08/15/28	145,178
(6 mo. USD LIBOR + 3.688%)
	230,157	8.370		01/31/26	196,046
Crown Subsea Communications Holding, Inc.(1 mo. USD Term SOFR + 4.000%)
	498,750	8.685		04/27/28	501,089
Delta TopCo, Inc.
(6 mo. USD Term SOFR + 3.500%)
	857,700	8.198		11/30/29	857,760
(6 mo. USD Term SOFR + 3.500%)
	231,000	9.948		11/29/30	233,310
Ensono LP(1 mo. USD Term SOFR + 4.000%)
	1,160,975	8.800		05/26/28	1,156,331
Iridium Satellite LLC(1 mo. USD Term SOFR + 2.250%)
	744,375	6.935		09/20/30	734,981
Level 3 Financing, Inc.
(1 mo. USD Term SOFR + 6.560%)
	229,159	11.278	(g)	04/15/29	233,972
(1 mo. USD Term SOFR + 6.560%)
	230,841	11.278		04/15/30	235,294
Lumen Technologies, Inc.
(1 mo. USD Term SOFR + 2.350%)
	55,724	7.182		04/15/29	50,542
(1 mo. USD Term SOFR + 2.350%)
	56,974	7.182		04/15/30	51,020
Numericable Group SA(6 mo. USD LIBOR + 2.750%)
	56,710	7.432		07/31/25	52,275
Nuuday AS(6 mo. EUR EURIBOR + 6.500%)
EUR	400,000	9.897		02/03/28	438,093
Syniverse Holdings, Inc.(3 mo. USD Term SOFR + 5.000%)
	$1,000,000	11.604		05/13/27	993,500
Zayo Group Holdings, Inc.(1 mo. USD Term SOFR + 3.000%)
	1,233,112	7.800		03/09/27	1,156,757

					7,214,946

Transportation – 0.2%
Genesee & Wyoming, Inc. (New)(g) (3 mo. USD Term SOFR + 2.000%)
	305,000	6.604		04/10/31	304,180
Kenan Advantage Group, Inc.(g) (1 mo. USD Term SOFR + 3.250%)
	1,737,479	7.935		01/25/29	1,734,577
LaserShip, Inc.
(g)(h) (3 mo. USD Term SOFR + 7.000%)
	248,125	12.354		09/29/27	111,656
(3 mo. USD Term SOFR + 4.500%)
	767,648	9.365		05/07/28	313,968

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) – (continued)

Transportation – (continued)
Third Coast Infrastructure LLC(l)
$485,000	0.000%	09/25/30	$478,938

			2,943,319

TOTAL BANK LOANS (Cost $388,770,510)			$385,442,842

Shares	Description	Value

Common Stocks(e) – 0.3%

Chemicals(h) – 0.1%
80,232	Cornerstone Chemical Reorg Equity	$1,644,756

Commercial Services & Supplies(h) – 0.0%
1,565	Monitronics International, Inc.	—

Diversified Consumer Services – 0.0%
7,679	Premier Brands Group Holding	10,881

Energy Equipment & Services(i) – 0.0%
17,933	Parker Drilling Co.	300,378

Financial Services(h) – 0.0%
240	Voyager Aviation Holdings LLC	—

Health Care Equipment & Supplies – 0.0%
47,389	Envision Parent, Inc.	487,206

Health Care Providers & Services – 0.0%
4,117	Air Methods Corp.	107,738

Media – 0.0%
2,505	Audacy Class A	50,100

Metals & Mining – 0.0%
627	Arctic Canadian Diamond Co. Ltd.(h)	92,148
1,239,530	Burgundy Diamond Mines Ltd.	89,731
7,732	Tacora Restructure(h)	7,732

		189,611

Pharmaceuticals – 0.0%
6,203	Endo, Inc.	154,560
65,267	Lannett Co., Inc.(h)	142,935

		297,495

Professional Services – 0.0%
61,506	Avaya Holdings Corp.(i)	317,801
865	Skillsoft Corp.	13,209

		331,010

Real Estate Management & Development(h) – 0.1%
48,279	WeWork, Inc. Class A	625,899

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks(e) – (continued)

Semiconductors & Semiconductor Equipment – 0.0%
18,377	Bright Bidco BV	$8,362

Specialty Retail(h) – 0.1%
7,504	GTRC Reorg Equity	917,439
343	Rite Aid Corp.	3

		917,442

Wireless Telecommunication Services – 0.0%
5,606	IQOR US, Inc.	8,342
14,518	Windstream Corp.	273,417

		281,759

TOTAL COMMON STOCKS (Cost $8,730,252)		$5,252,637

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a)(b)(g) – 0.1%

Collateralized Loan Obligations – 0.1%
Benefit Street Partners CLO XXXIII Ltd. Series 2023-33A, Class E (3 mo. USD Term SOFR + 6.980%)
$250,000	11.606%	01/25/36	$254,129
Carlyle U.S. CLO Ltd. Series 2021-4A, Class E (3 mo. USD Term SOFR + 6.862%)
250,000	11.479	04/20/34	251,543
OHA Credit Funding 17 Ltd. Series 2024-17A, Class D1 (3 mo. USD Term SOFR + 3.300%)
250,000	7.917	04/20/37	252,915
Palmer Square CLO Ltd. Series 2015-2A, Class DR2 (3 mo. USD Term SOFR + 6.012%)
250,000	10.629	07/20/30	250,915

			1,009,502

TOTAL ASSET-BACKED SECURITIES (Cost $983,163)			$1,009,502

Units	Expiration Date	Value

Warrants(e) – 0.0%
Audacy
3,036	12/31/99	$303
Avation PLC
20,510	10/31/26	14,546
Guitar Center, Inc.(h)
3,973	12/31/99	137,235

TOTAL WARRANTS (Cost $ 379,871)		$152,084

Shares	Dividend Rate	Value

Preferred Stocks(e)(h) – 0.0%

Financial Services – 0.0%
Voyager Aviation Holdings LLC
1,441	0.000%	$—

Specialty Retail – 0.0%
Guitar Center, Inc.
103	0.000	9,743

TOTAL PREFERRED STOCKS (Cost $84,145)		$9,743

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(c) – 0.9%

U.S. Treasury Bills
$2,650,000	0.000%	12/03/24	$2,639,223
8,500,000	0.000	12/03/24	8,465,433
2,700,000	0.000	12/03/24	2,689,020

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,793,159)			$13,793,676

Shares	Dividend Rate	Value

Investment Company(m) – 5.6%

Goldman Sachs Financial Square Government Fund — Institutional Shares
91,077,387	4.766%	$91,077,387
(Cost $ 91,077,387)

TOTAL INVESTMENTS – 98.9% (Cost $ 1,613,870,962)		$1,606,981,907

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		18,271,828

NET ASSETS – 100.0%		$1,625,253,735

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2024.

(e)	Security is currently in default and/or non-income producing.

(f)	Pay-in-kind securities.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2024.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(i)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $663,381, which represents approximately 0.0% of the Fund’s net assets as of October 31, 2024. See additional details below:

Restricted Security	Acquisition Date	Cost

Avaya Holdings Corp.	05/01/23	$132,475
Avaya Holdings Corp.	05/01/23	668,883
Chesapeake Energy Corp.	12/06/19	42,991
Chesapeake Energy Corp.	06/21/19	316,924
Entorian Technologies, Inc.	04/23/24	—
Neiman Marcus Group Ltd. LLC	04/23/18	605,000
Par Pharmaceutical, Inc.	04/23/24	—
Parker Drilling Co.	04/16/20	335,637
Rite Aid Corp.	09/04/24	—
Rite Aid Corp.	09/04/24	—

(j)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $755,471, which represents approximately 0% of the Fund’s net assets as of October 31, 2024.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(m)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2024, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Enviva Partners LP/Fin C, due 12/13/24	$45,452	$44,867	$223
Enviva Partners LP/Fin C, due 06/30/27	780	746	—

TOTAL	$46,232	$45,613	$223

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Barclays Bank PLC	EUR	25,675,000	USD	27,891,207	01/30/25	$148,714
	IDR	10,245,810,000	USD	649,188	12/18/24	1,910
	PLN	1,330,000	USD	330,289	12/18/24	1,407
	TRY	40,360,000	USD	1,067,132	12/18/24	52,985
	TRY	118,859,100	USD	2,683,000	03/03/25	375,907
	TRY	44,370,000	USD	1,069,904	03/19/25	54,702
	TRY	58,000,000	USD	1,263,868	06/18/25	85,483
	USD	178,581	AUD	266,000	12/12/24	3,452
	USD	576,158	CLP	520,000,000	12/18/24	35,460
	USD	1,589,226	CNH	11,200,000	12/18/24	11,330
	USD	1,222,107	CZK	27,570,000	12/18/24	36,108
	USD	2,306,019	HUF	854,750,000	12/18/24	34,227
	USD	601,073	IDR	9,424,397,564	12/18/24	2,173
	USD	806,172	PLN	3,100,000	12/18/24	33,045
	USD	317,281	THB	10,200,000	12/18/24	13,984
	USD	2,291,294	ZAR	40,230,000	12/18/24	19,093
	ZAR	6,490,000	USD	365,948	12/18/24	609

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	PLN	17,130,724	USD	4,250,800	12/17/24	$21,723
	TRY	88,072,673	USD	1,835,096	03/03/25	431,504
	USD	4,614,593	CZK	106,711,161	12/17/24	24,324
	USD	9,650,575	KRW	12,816,928,300	12/11/24	313,573
	USD	4,399,100	PLN	17,341,692	12/17/24	73,960
	USD	29,580,200	THB	989,096,812	11/12/24	244,927
BofA Securities LLC	PLN	13,167,572	USD	3,259,300	12/17/24	24,785
	USD	12,155,974	PHP	705,727,240	11/21/24	48,609
Citibank NA	EUR	775,000	USD	841,742	01/15/25	4,113
	INR	541,750,000	USD	6,427,969	12/18/24	2,298
	MXN	21,350,000	USD	1,055,995	12/18/24	1,975
	THB	38,927,500	USD	1,157,007	12/18/24	499
	USD	12,923,634	BRL	72,178,289	12/03/24	487,454
	USD	1,100,698	CAD	1,486,198	01/15/25	30,390
	USD	502,892	CNH	3,529,476	12/18/24	5,647
	USD	14,664,788	COP	62,223,409,315	12/18/24	696,632
	USD	1,439,695	EUR	1,300,000	01/15/25	20,842
	USD	954,988	GBP	727,977	01/15/25	16,499
	USD	8,322,009	HUF	2,971,450,000	12/18/24	424,360
	USD	3,045,562	IDR	47,401,134,415	12/18/24	33,327
	USD	1,022,862	INR	86,140,000	12/18/24	429
	USD	4,923,650	KRW	6,582,920,000	12/18/24	125,841
	USD	7,265,293	MXN	143,770,000	12/18/24	140,976
	USD	4,800,582	SGD	6,290,000	12/18/24	26,574
	ZAR	57,430,000	USD	3,235,492	12/18/24	8,168
HSBC Bank PLC	INR	27,100,000	USD	321,534	12/18/24	127
	KRW	6,445,930,000	USD	4,684,883	12/18/24	13,084
	THB	134,782,500	USD	4,000,518	12/18/24	7,227
	TRY	79,000,000	USD	2,023,922	12/18/24	168,576
	TRY	70,000,000	USD	1,652,619	03/19/25	121,607
	TRY	75,470,000	USD	1,668,638	06/18/25	87,146
	USD	518,597	CZK	11,710,000	12/18/24	14,860
	USD	1,366,505	HUF	502,660,000	12/18/24	30,513
	USD	1,956,550	IDR	30,449,790,000	12/18/24	21,535
	USD	3,459,585	MXN	69,080,000	12/18/24	36,425
	USD	722,958	PLN	2,820,000	12/18/24	19,662
	USD	4,748,545	SGD	6,110,000	12/18/24	111,155
JPMorgan Securities, Inc.	TRY	470,296,160	USD	12,929,637	12/20/24	95,468
	TRY	50,927,692	USD	1,071,711	03/03/25	238,943
	USD	6,539,100	CZK	149,067,553	12/17/24	126,836
	USD	1,781,524	EGP	88,357,360	12/11/24	12,378
	USD	5,600,000	PLN	21,988,400	12/17/24	115,938
MS & Co. Int. PLC	EUR	106,541	USD	115,000	11/15/24	965
	USD	1,311,092	GBP	1,003,033	11/15/24	17,759
	USD	6,858,800	THB	230,112,740	12/11/24	20,332
	ZAR	113,977,260	USD	6,103,200	11/07/24	357,445
Standard Chartered Bank	CNH	3,500,000	USD	491,430	12/18/24	1,662
	PEN	1,280,000	USD	338,822	12/18/24	214
	PLN	2,110,000	USD	524,919	12/18/24	1,307
	TRY	11,000,000	USD	281,665	12/18/24	23,620
	USD	1,790,789	BRL	10,055,280	12/03/24	58,283
	USD	4,069,267	CNH	28,629,047	12/18/24	35,906
	USD	12,007,175	CZK	272,560,000	12/18/24	282,264
	USD	4,770,405	KRW	6,375,980,000	12/18/24	123,419

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Standard Chartered Bank (continued)	USD	2,623,247	MXN	51,700,000	12/18/24	$61,328
	USD	4,141,584	MYR	17,710,000	12/18/24	90,530
	USD	664,540	PEN	2,500,000	12/18/24	2,362
	USD	4,010,643	PHP	227,610,000	12/18/24	106,178
	USD	267,175	ZAR	4,720,000	12/18/24	589

TOTAL						$6,525,661

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	BRL	3,650,000	USD	639,359	12/03/24	$(10,471)
	CLP	1,705,790,000	USD	1,823,867	12/18/24	(50,180)
	CNH	57,540,075	USD	8,144,961	11/22/24	(53,088)
	CNH	2,200,000	USD	316,242	12/18/24	(6,298)
	COP	4,135,770,000	USD	975,261	12/18/24	(46,847)
	HUF	82,000,000	USD	230,508	12/18/24	(12,565)
	MXN	151,970,000	USD	7,740,560	12/18/24	(209,904)
	MYR	10,287,491	USD	2,392,829	12/20/24	(39,430)
	PLN	5,790,521	USD	1,497,814	12/09/24	(53,098)
	PLN	2,700,000	USD	697,843	12/18/24	(24,474)
	RON	31,860,000	USD	7,067,067	12/18/24	(110,056)
	THB	240,025,606	USD	7,229,578	11/12/24	(110,743)
	THB	562,546,104	USD	16,880,097	12/11/24	(162,406)
	USD	3,269,576	EUR	3,000,000	01/30/25	(6,754)
	USD	565,205	IDR	8,914,301,099	12/18/24	(1,279)
	USD	1,095,975	TRY	44,370,000	03/19/25	(28,631)
	USD	1,296,774	TRY	58,000,000	06/18/25	(52,577)
	ZAR	3,440,000	USD	199,201	12/18/24	(4,909)
BNP Paribas SA	CZK	439,943,696	USD	19,256,807	12/17/24	(332,267)
	PHP	335,782,078	USD	5,830,056	11/21/24	(69,422)
	THB	157,134,709	USD	4,735,211	11/12/24	(74,808)
	USD	3,259,300	CZK	75,902,578	12/17/24	(5,712)
	USD	3,082,218	ZAR	54,725,393	11/07/24	(19,816)
	USD	4,919,700	ZAR	87,514,575	11/29/24	(32,022)
BofA Securities LLC	CNH	74,839,500	USD	10,590,745	11/22/24	(66,051)
	EGP	37,688,825	USD	781,439	12/11/24	(26,810)
	KRW	6,408,464,150	USD	4,807,550	12/11/24	(139,049)
	NGN	6,592,760,000	USD	4,462,000	11/06/24	(534,896)
	NGN	8,432,889,000	USD	5,657,700	11/12/24	(630,846)
	PHP	184,683,612	USD	3,210,772	11/21/24	(42,364)
	PLN	21,152,188	USD	5,301,000	12/17/24	(25,496)
	THB	157,995,336	USD	4,764,636	01/08/25	(59,710)
	USD	6,505,969	THB	219,600,534	11/12/24	(7,086)
Citibank NA	BRL	46,050,000	USD	8,253,199	12/03/24	(318,873)
	CAD	1,464,705	USD	1,080,224	01/15/25	(25,395)
	CNH	6,080,000	USD	866,772	12/18/24	(10,200)
	COP	55,757,520,031	USD	13,160,573	12/18/24	(643,904)
	EUR	6,530,000	USD	7,290,908	12/18/24	(172,714)
	EUR	1,896,878	USD	2,097,498	01/15/25	(27,198)
	GBP	176,997	USD	232,030	01/15/25	(3,850)
	HUF	1,304,250,000	USD	3,621,634	12/18/24	(155,141)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Citibank NA (continued)	IDR	38,285,714,627	USD	2,480,674	12/18/24	$(47,703)
	INR	157,640,000	USD	1,871,542	12/18/24	(444)
	MXN	105,468,800	USD	5,308,958	12/18/24	(82,603)
	PEN	9,630,999	USD	2,589,113	12/18/24	(38,137)
	PLN	990,000	USD	258,063	12/18/24	(11,161)
	SGD	11,850,000	USD	9,128,938	12/18/24	(134,982)
	TWD	42,987,500	USD	1,371,212	12/18/24	(18,000)
	USD	582,984	CNH	4,143,481	12/18/24	(764)
	USD	2,161,000	EUR	1,986,253	01/15/25	(6,848)
	USD	212,000	GBP	164,460	01/15/25	(17)
	USD	15,396,590	ZAR	277,300,000	12/18/24	(265,385)
	ZAR	75,800,000	USD	4,334,093	12/18/24	(52,890)
HSBC Bank PLC	BRL	85,419,590	USD	15,222,504	12/03/24	(504,873)
	CNH	21,075,000	USD	3,005,447	12/18/24	(36,327)
	EUR	604,639	USD	670,373	12/18/24	(11,271)
	HUF	306,840,000	USD	817,536	11/04/24	(43)
	HUF	113,370,000	USD	313,485	12/18/24	(12,166)
	INR	180,000,000	USD	2,140,360	12/18/24	(3,862)
	PEN	8,640,000	USD	2,294,131	12/18/24	(5,644)
	PLN	48,120,000	USD	12,227,388	12/18/24	(226,460)
	SGD	550,000	USD	424,149	12/18/24	(6,708)
	THB	14,230,000	USD	430,436	12/18/24	(7,308)
	TWD	142,962,500	USD	4,538,676	12/18/24	(38,329)
	USD	697,133	PEN	2,660,000	12/18/24	(7,424)
	USD	603,290	THB	20,310,000	12/18/24	(626)
	USD	466,199	TRY	18,131,520	12/18/24	(37,008)
	USD	1,681,171	TRY	70,000,000	03/19/25	(93,056)
	USD	1,719,575	TRY	75,470,000	06/18/25	(36,210)
	USD	5,811,392	TWD	185,950,000	12/18/24	(42,167)
	USD	1,777,519	ZAR	31,610,000	12/18/24	(7,820)
	ZAR	19,020,000	USD	1,080,355	12/18/24	(6,100)
JPMorgan Securities, Inc.	CNH	89,798,625	USD	12,708,894	11/22/24	(80,495)
	EGP	68,510,408	USD	1,406,591	12/11/24	(34,833)
	KRW	6,408,464,150	USD	4,807,550	12/11/24	(139,049)
	PHP	185,261,551	USD	3,210,772	11/21/24	(32,449)
	RON	12,800,541	USD	2,833,577	12/16/24	(38,216)
	USD	327,074	EGP	17,841,873	12/11/24	(30,167)
	USD	4,879,477	THB	164,813,214	11/12/24	(8,660)
MS & Co. Int. PLC	EUR	4,664,066	USD	5,111,107	11/15/24	(34,486)
	GBP	23,011	USD	30,000	11/15/24	(329)
	PLN	4,890,044	USD	1,270,326	12/17/24	(50,715)
	THB	157,280,032	USD	4,735,211	11/12/24	(70,498)
	USD	500,000	EUR	460,087	11/15/24	(784)
	USD	5,614,554	THB	189,575,411	11/12/24	(7,997)
	USD	3,236,497	ZAR	59,251,867	11/07/24	(122,114)
Standard Chartered Bank	CNH	21,075,000	USD	3,006,342	12/18/24	(37,222)
	HUF	37,130,000	USD	100,116	12/18/24	(1,430)
	IDR	233,227,522,650	USD	15,073,193	12/18/24	(252,111)
	MXN	24,691,200	USD	1,229,169	12/18/24	(5,631)
	MYR	21,810,000	USD	5,222,348	12/18/24	(233,443)
	PEN	26,970,000	USD	7,155,490	12/18/24	(11,915)
	PHP	268,560,000	USD	4,655,065	12/18/24	(48,136)
	THB	85,480,000	USD	2,549,891	12/18/24	(8,151)
	USD	1,874,677	BRL	10,890,000	12/03/24	(1,649)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Standard Chartered Bank (continued)	USD	602,919	CNH	4,282,839	12/18/24	$(463)
	USD	16,392,409	PEN	62,197,719	12/18/24	(81,975)

TOTAL						$(7,482,594)

SWAP CONTRACTS — At October 31, 2024, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Unrealized Appreciation/ (Depreciation)*

12M CNRR(a)	1.967%(a)	Barclays Bank PLC	06/24/29	CNY	15,450		$ 20,690
12M CNRR(a)	1.806(a)	Citibank NA	12/18/29		8,000	(b)	1,947
6M MIBOR(c)	5.991(c)	Citibank NA	12/18/29	INR	280,000	(b)	(39,984)
6M MIBOR(c)	6.283(c)	Citibank NA	12/18/29		265,630	(b)	292
4.955(c)	6M CLICP(c)	Citibank NA	10/17/34	CLP	2,890,000		63,456
4.925(c)	6M CLICP(c)	Citibank NA	10/18/34		1,650,000	(b)	40,321
1M BID Average(d)	11.545(d)	HSBC Bank PLC	01/04/27	BRL	37,673		(119,479)
12M CNRR(a)	1.978(a)	HSBC Bank PLC	06/17/29	CNY	20,000		28,102
6M BUBOR(c)	6.550(e)	HSBC Bank PLC	06/18/34	HUF	340,000		(19,934)

TOTAL							$ (24,589)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2024.
(c)	Payments made semi-annually.
(d)	Payments made at maturity.
(e)	Payments made annually.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
American Airlines Group, Inc., 3.750%, 03/01/25	5.000%	5.252%	Citibank NA	06/20/28	$630	$(1,172)	$(36,094)	$34,922

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 43	5.000%	3.358%	12/20/29	$46,720	$3,481,850	$3,265,520	$216,330

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At October 31, 2024, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
Put EUR/Call USD	Barclays Bank PLC	$19.143	12/05/2024	10,000,000	$10,000,000	$ 3,731	$165,955	$(162,224)
Put MXN/Call USD	Capital Securities Corp.	21.330	03/13/2025	4,900,000	4,900,000	95,641	119,312	(23,671)

				14,900,000	$14,900,000	$99,372	$285,267	$(185,895)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
DOP	—Dominican Republic Peso
EGP	—Egypt Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NGN	—Nigeria Naira
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RON	—Romania New Leu
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguay Peso
ZAR	—South African Rand

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SPX	—S&P 500 Index

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
BUBOR	—Budapest Interbank Offered Rate
CDX.NA.HY Ind 43	—CDX North America High Yield Index 43
CLICP	—Sinacofi Chile Interbank Rate
CNRR	—China Fixing Repo Rate
MIBOR	—Mumbai Interbank Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments October 31, 2024

Shares	Description	Value

Common Stocks – 97.2%

Australia – 4.0%
202,351	APA Group (Gas Utilities)	$926,515
443,160	Aurizon Holdings Ltd. (Ground Transportation)	982,604
848,704	Cleanaway Waste Management Ltd.
	(Commercial Services & Supplies)	1,519,512
603,142	Goodman Group (Industrial REITs)	14,402,724
1,226,409	Mirvac Group (Diversified REITs)	1,714,441
906,518	National Storage REIT (Specialized REITs)	1,491,400
309,882	NEXTDC Ltd.* (IT Services)	3,310,184
2,185,071	Scentre Group (Retail REITs)	5,009,638
2,144,004	Stockland (Diversified REITs)	7,250,209

		36,607,227

Belgium – 0.3%
53,569	Shurgard Self Storage Ltd. (Specialized REITs)	2,294,047

Brazil – 0.5%
135,656	Cia de Saneamento Basico do Estado de Sao Paulo SABESP ADR (Water Utilities)	2,155,574
559,480	Cia Paranaense de Energia - Copel (Electric Utilities)	842,960
757,400	Santos Brasil Participacoes SA (Transportation Infrastructure)	1,654,753

		4,653,287

Canada – 7.8%
111,855	Allied Properties Real Estate Investment Trust (Office REITs)	1,475,761
87,212	Canadian Apartment Properties REIT (Residential REITs)	2,905,710
11,288	Canadian National Railway Co. (Ground Transportation)	1,218,911
155,323	Chartwell Retirement Residences (Health Care Providers & Services)	1,745,829
531,316	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	21,460,992
110,932	First Capital Real Estate Investment Trust (Retail REITs)	1,416,577
53,236	GFL Environmental, Inc. (Commercial Services & Supplies)	2,225,265
115,840	InterRent Real Estate Investment Trust (Residential REITs)	947,619
141,980	Keyera Corp. (Oil, Gas & Consumable Fuels)	4,360,301
100,696	Killam Apartment Real Estate Investment Trust (Residential REITs)	1,352,401
359,174	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	15,026,312
73,221	South Bow Corp.* (Oil, Gas & Consumable Fuels)	1,828,487
323,955	TC Energy Corp. (Oil, Gas & Consumable Fuels)	15,067,566

		71,031,731

Shares	Description	Value

Common Stocks (continued)

China – 0.7%
11,766,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	$1,587,597
683,500	ENN Energy Holdings Ltd. (Gas Utilities)	4,815,455

		6,403,052

France – 3.9%
29,740	Eiffage SA (Construction & Engineering)	2,768,010
35,149	Engie SA (Multi-Utilities)	589,150
16,915	Gecina SA (Office REITs)	1,807,673
225,315	Klepierre SA (Retail REITs)	7,203,679
50,941	Unibail-Rodamco-Westfield* (Retail REITs)	4,165,562
166,711	Vinci SA (Construction & Engineering)	18,675,080

		35,209,154

Germany – 1.4%
141,648	E.ON SE (Multi-Utilities)	1,911,550
326,695	Vonovia SE (Real Estate
	Management & Development)	10,710,936

		12,622,486

Hong Kong – 2.1%
257,700	China Resources Gas Group Ltd. (Gas Utilities)	993,595
150,500	CLP Holdings Ltd. (Electric Utilities)	1,278,437
1,773,200	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,373,460
896,000	Kunlun Energy Co. Ltd. (Gas Utilities)	849,732
1,427,293	Link REIT (Retail REITs)	6,650,354
127,500	Power Assets Holdings Ltd. (Electric Utilities)	849,311
538,765	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	5,833,729
420,969	Swire Properties Ltd. (Real Estate Management & Development)	856,755
288,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	865,898

		19,551,271

Italy – 0.6%
120,121	Enel SpA (Electric Utilities)	911,007
283,841	Italgas SpA (Gas Utilities)	1,741,252
604,170	Snam SpA (Gas Utilities)	2,902,375

		5,554,634

Japan – 5.0%
484	Advance Residence Investment Corp. (Residential REITs)	972,606
93,200	Chubu Electric Power Co., Inc. (Electric Utilities)	1,071,349

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
885	Daiwa House REIT Investment Corp. (Diversified REITs)	$1,347,993
4,570	GLP J-Reit (Industrial REITs)	4,018,495
6,446	Invincible Investment Corp. (Hotel & Resort REITs)	2,625,577
29,600	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	1,084,311
1,976	Japan Hotel REIT Investment Corp. (Hotel & Resort REITs)	911,132
2,701	Japan Metropolitan Fund Invest (Retail REITs)	1,657,770
319,584	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	4,726,017
1,232,771	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	10,518,432
598	Nippon Accommodations Fund, Inc. (Residential REITs)	2,394,713
5,505	Nippon Building Fund, Inc. (Office REITs)	4,728,199
1,548	Nippon Prologis REIT, Inc. (Industrial REITs)	2,490,550
991	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	935,518
2,838	Sekisui House Reit, Inc. (Diversified REITs)	1,349,449
32,606	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	967,216
154,700	Tokyo Gas Co. Ltd. (Gas Utilities)	3,816,895

		45,616,222

Luxembourg – 0.1%
264,196	SES SA (Media)	1,055,875

Malaysia – 0.1%
258,900	Tenaga Nasional Bhd. (Electric Utilities)	828,257

Mexico – 0.6%
13,480	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	2,346,733
80,807	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	2,161,247
2,850	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation Infrastructure)	767,448
151,424	Prologis Property Mexico SA de CV (Industrial REITs)	506,803

		5,782,231

Netherlands – 0.2%
34,301	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	1,581,231

New Zealand – 0.1%
226,090	Auckland International Airport Ltd. (Transportation Infrastructure)	986,478

Shares	Description	Value

Common Stocks (continued)

Philippines – 0.2%
261,030	International Container Terminal Services, Inc. (Transportation Infrastructure)	$1,778,831

Singapore – 1.5%
938,490	CapitaLand Ascendas REIT (Industrial REITs)	1,901,857
2,351,811	CapitaLand Integrated Commercial Trust (Retail REITs)	3,573,055
850,316	CapitaLand Investment Ltd. (Real Estate Management & Development)	1,796,367
2,113,071	Frasers Logistics & Commercial Trust (Industrial REITs)	1,702,881
389,500	Keppel DC REIT (Specialized REITs)	670,901
1,330,600	Mapletree Industrial Trust (Industrial REITs)	2,402,686
1,664,539	Mapletree Logistics Trust (Industrial REITs)	1,660,224

		13,707,971

Spain – 3.3%
27,059	Aena SME SA(a) (Transportation Infrastructure)	5,996,818
395,047	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	14,508,399
446,185	Merlin Properties Socimi SA (Diversified REITs)	4,978,663
41,061	Naturgy Energy Group SA (Gas Utilities)	1,022,370
199,495	Redeia Corp. SA (Electric Utilities)	3,693,781

		30,200,031

Sweden – 1.0%
49,662	Catena AB (Real Estate Management & Development)	2,276,424
293,890	Fastighets AB Balder Class B* (Real Estate Management & Development)	2,286,326
92,034	Sagax AB Class B (Real Estate Management & Development)	2,217,914
236,861	Wihlborgs Fastigheter AB (Real Estate Management & Development)	2,489,849

		9,270,513

Switzerland – 0.1%
4,415	PSP Swiss Property AG (Real Estate Management & Development)	626,974
5,982	Swiss Prime Site AG (Real Estate Management & Development)	648,937

		1,275,911

United Kingdom – 5.1%
75,737	Big Yellow Group PLC (Specialized REITs)	1,179,722
556,159	British Land Co. PLC (Diversified REITs)	2,861,969
723,281	Grainger PLC (Real Estate Management & Development)	2,117,082
1,905,582	National Grid PLC (Multi-Utilities)	23,926,772

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) October 31, 2024

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
45,020	Pennon Group PLC (Water Utilities)	$316,088
179,602	Safestore Holdings PLC (Specialized REITs)	1,873,112
520,993	Segro PLC (Industrial REITs)	5,278,899
42,990	Severn Trent PLC (Water Utilities)	1,422,204
1,071,215	Tritax Big Box REIT PLC (Industrial REITs)	1,948,984
396,959	UNITE Group PLC (Residential REITs)	4,490,423
109,077	United Utilities Group PLC (Water Utilities)	1,439,538

		46,854,793

United States – 58.6%
49,955	Agree Realty Corp. (Retail REITs)	3,709,159
13,295	Alexandria Real Estate Equities, Inc. (Health Care REITs)	1,483,057
24,117	Alliant Energy Corp. (Electric Utilities)	1,447,020
13,941	Ameren Corp. (Multi-Utilities)	1,214,400
222,262	American Healthcare REIT, Inc. (Health Care REITs)	5,912,169
225,203	American Homes 4 Rent Class A (Residential REITs)	7,936,154
152,027	American Tower Corp. (Specialized REITs)	32,463,846
233,445	Americold Realty Trust, Inc. (Industrial REITs)	5,994,868
68,931	Atmos Energy Corp. (Gas Utilities)	9,566,244
41,366	AvalonBay Communities, Inc. (Residential REITs)	9,167,119
155,656	Brixmor Property Group, Inc. (Retail REITs)	4,194,929
269,446	Broadstone Net Lease, Inc. (Diversified REITs)	4,739,555
152,765	CareTrust REIT, Inc. (Health Care REITs)	4,990,833
228,434	CenterPoint Energy, Inc. (Multi-Utilities)	6,745,656
36,679	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	7,019,627
19,212	Consolidated Edison, Inc. (Multi-Utilities)	1,953,476
32,393	COPT Defense Properties (Office REITs)	1,043,055
73,085	Cousins Properties, Inc. (Office REITs)	2,238,594
108,556	Crown Castle, Inc. (Specialized REITs)	11,668,684
32,912	CubeSmart (Specialized REITs)	1,574,510
86,208	Digital Realty Trust, Inc. (Specialized REITs)	15,364,852
62,192	DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	5,606,609
118,160	Edison International (Electric Utilities)	9,736,384
31,681	Equinix, Inc. (Specialized REITs)	28,768,882

Shares	Description	Value

Common Stocks (continued)

United States (continued)
74,030	Equity LifeStyle Properties, Inc. (Residential REITs)	$5,190,984
69,136	Equity Residential (Residential REITs)	4,865,100
184,377	Essential Properties Realty Trust, Inc. (Diversified REITs)	5,842,907
88,188	Essential Utilities, Inc. (Water Utilities)	3,404,057
28,122	Essex Property Trust, Inc. (Residential REITs)	7,982,711
20,137	Evergy, Inc. (Electric Utilities)	1,217,080
59,503	Eversource Energy (Electric Utilities)	3,918,273
343,700	Exelon Corp. (Electric Utilities)	13,507,410
94,056	Extra Space Storage, Inc. (Specialized REITs)	15,359,345
62,892	Gaming & Leisure Properties, Inc. (Specialized REITs)	3,156,549
184,524	Healthpeak Properties, Inc. (Health Care REITs)	4,142,564
115,173	Host Hotels & Resorts, Inc. (Hotel & Resort REITs)	1,985,583
20,594	InvenTrust Properties Corp. (Retail REITs)	606,493
193,373	Invitation Homes, Inc. (Residential REITs)	6,073,846
53,530	Iron Mountain, Inc. (Specialized REITs)	6,623,267
120,059	Kilroy Realty Corp. (Office REITs)	4,828,773
210,474	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	5,158,718
28,504	Kinetik Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,387,290
41,704	Lineage, Inc. (Industrial REITs)	3,087,764
231,149	LXP Industrial Trust (Industrial REITs)	2,182,047
10,563	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	813,668
20,681	Mid-America Apartment Communities, Inc. (Residential REITs)	3,129,863
20,836	National Health Investors, Inc. (Health Care REITs)	1,597,079
315,016	NiSource, Inc. (Multi-Utilities)	11,075,963
193,406	NNN REIT, Inc. (Retail REITs)	8,401,557
8,040	Norfolk Southern Corp. (Ground Transportation)	2,013,457
3,097	Omega Healthcare Investors, Inc. (Health Care REITs)	131,530
7,260	ONE Gas, Inc. (Gas Utilities)	517,420
97,402	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	9,436,306
884,028	PG&E Corp. (Electric Utilities)	17,875,046
170,662	Piedmont Office Realty Trust, Inc. Class A (Office REITs)	1,696,380
34,536	Pinnacle West Capital Corp. (Electric Utilities)	3,032,606
65,676	PPL Corp. (Electric Utilities)	2,138,411
208,647	Prologis, Inc. (Industrial REITs)	23,564,592

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
13,383	Public Service Enterprise Group, Inc. (Multi-Utilities)	$1,196,574
12,791	Public Storage (Specialized REITs)	4,209,006
12,168	Realty Income Corp. (Retail REITs)	722,414
126,877	Regency Centers Corp. (Retail REITs)	9,064,093
136,765	Retail Opportunity Investments Corp. (Retail REITs)	2,119,857
87,300	Rexford Industrial Realty, Inc. (Industrial REITs)	3,744,297
36,846	Ryman Hospitality Properties, Inc. (Hotel & Resort REITs)	3,944,364
189,333	Sabra Health Care REIT, Inc. (Health Care REITs)	3,673,060
33,786	SBA Communications Corp. (Specialized REITs)	7,752,873
139,980	Sempra (Multi-Utilities)	11,670,133
52,061	Simon Property Group, Inc. (Retail REITs)	8,804,556
34,361	SL Green Realty Corp. (Office REITs)	2,598,035
62,270	STAG Industrial, Inc. (Industrial REITs)	2,321,426
29,664	Sun Communities, Inc. (Residential REITs)	3,935,820
75,743	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	12,646,051
27,728	Terreno Realty Corp. (Industrial REITs)	1,662,294
105,938	UDR, Inc. (Residential REITs)	4,469,524
175,391	Ventas, Inc. (Health Care REITs)	11,486,357
310,867	Veris Residential, Inc. (Residential REITs)	5,119,979
286,698	VICI Properties, Inc. (Specialized REITs)	9,105,528
55,510	Vornado Realty Trust (Office REITs)	2,298,669
6,076	Waste Connections, Inc. (Commercial
	Services & Supplies)	1,074,073
214,830	Welltower, Inc. (Health Care REITs)	28,976,270
434,676	Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	22,763,982

		535,843,556

TOTAL COMMON STOCKS (Cost $746,084,475)		$888,708,789

Shares	Dividend Rate	Value

Investment Company(b) – 2.4%

Goldman Sachs Financial Square Government Fund — Institutional Shares
22,153,421	4.766%	$22,153,421
(Cost $ 22,153,421)

TOTAL INVESTMENTS – 99.6% (Cost $768,237,896)		$910,862,210

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,634,165

NET ASSETS – 100.0%		$914,496,375

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2024

Sector	% of Total Market Value

Real Estate	58.8%

Utilities	17.5

Energy	13.5

Industrials	5.2

Investment Company	2.4

Communication Services	1.9

Information Technology	0.4

Health Care	0.2

Consumer Discretionary	0.1

100.0%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

State Street Bank and Trust	SGD	37,484	USD	28,331	11/04/24	$60

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued) October 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

State Street Bank and Trust	USD	87,699	SGD	116,285	11/01/24	$(367)

FUTURES CONTRACTS — At October 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Dow Jones U.S. Real Estate Index	482	12/20/24	$18,214,780	$(879,630)

Currency Abbreviations:
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities October 31, 2024

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund

Assets:

Investments in unaffiliated issuers, at value (cost $983,638,622, $1,522,793,575 and $746,084,475, respectively)	$1,204,638,148	$1,515,904,520	$888,708,789
Investments in affiliated issuers, at value (cost $115,475,175, $91,077,387 and $22,153,421, respectively)	115,475,175	91,077,387	22,153,421
Purchased options, at value (premium paid $0, $285,267 and $0, respectively)	—	99,372	—
Cash	1,897,311	8,035,282	1,580,936
Foreign currencies, at value (cost $514,212, $5,061,732 and $528,998, respectively)	428,816	4,828,931	530,058
Unrealized gain on swap contracts	—	189,730	—
Unrealized gain on forward foreign currency exchange contracts	5,916,441	6,525,661	60
Unrealized gain on unfunded loan commitment	—	223	—
Receivables:
Investments sold	52,468,678	87,721,158	19,348,257
Collateral on certain derivative contracts(a)	5,723,866	8,133,358	1,113,420
Interest and dividends	1,364,746	22,491,404	1,451,976
Investments sold on an extended-settlement basis	1,037,661	8,539,289	236,329
Foreign tax reclaims	684,607	326,281	101,879
Reimbursement from investment adviser	94,712	—	—
Due from broker - upfront payment	—	6,532	—
Other assets	110,391	19,222	16,215

Total assets	1,389,840,552	1,753,898,350	935,241,340

Liabilities:

Variation margin on futures contracts	1,678,517	—	308,463
Unrealized loss on forward foreign currency exchange contracts	910,552	7,482,594	367
Unrealized loss on swap contracts	—	179,397	—
Variation margin on swaps contracts	—	288,001	—
Payables:
Fund shares redeemed	59,115,000	53,457,500	17,189,000
Investments purchased	8,803,194	54,003,508	2,473,098
Due to broker	2,240,000	1,530,013	—
Foreign Capital Gains taxes	800,565	—	—
Investments purchased on an extended-settlement basis	394,689	10,383,050	63,359
Management fees	223,308	285,845	227,703
Transfer Agency fees	12,296	15,076	8,651
Income distributions	—	39,026	—
Upfront payments received on swap contracts	—	36,094	—
Accrued expenses	1,063,882	944,511	474,324

Total liabilities	75,242,003	128,644,615	20,744,965

Net Assets:

Paid-in capital	1,073,046,607	1,821,679,833	784,577,002
Total distributable earnings (loss)	241,551,942	(196,426,098)	129,919,373

NET ASSETS	$1,314,598,549	$1,625,253,735	$914,496,375

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	111,405,976	213,946,373	88,442,782
Net asset value, offering and redemption price per share:	$11.80	$7.60	$10.34

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Multi-Manager Global Equity Fund	$5,723,866	$—	$—
Multi-Manager Non-Core Fixed Income Fund	—	7,483,358	650,000
Multi-Manager Real Assets Strategy Fund	1,113,420	—	—

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations For the Fiscal Year Ended October 31, 2024

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $798,686, $0 and $1,459,199,respectively)	$15,012,014	$311,678	$27,160,865

Dividends — affiliated issuers	4,263,725	5,576,511	1,067,188

Interest (net of foreign withholding taxes of $2, $681,058 and $0, respectively)	—	110,863,979	53,134

Total investment income	19,275,739	116,752,168	28,281,187

Expenses:

Management fees	10,941,885	12,480,191	8,052,123

Custody, accounting and administrative services	1,658,865	1,299,692	705,344

Professional fees	395,470	392,356	255,785

Transfer Agency fees	214,731	293,652	161,104

Registration fees	41,973	38,172	30,421

Trustee fees	30,558	31,379	29,576

Printing and mailing costs	25,266	30,447	21,053

Prime broker fees	8,293	459	—

Other	88,364	71,251	28,585

Total expenses	13,405,405	14,637,599	9,283,991

Less — expense reductions	(8,038,867)	(6,895,630)	(3,717,926)

Net expenses	5,366,538	7,741,969	5,566,065

NET INVESTMENT INCOME	13,909,201	109,010,199	22,715,122

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $29,321, $0 and $12,420, respectively)	15,638,033	(23,044,293)	4,045,884

Purchased options	—	(363,117)	—

Futures contracts	13,562,476	(55,320)	3,093,143

Written options	—	131,580	—

Swap contracts	—	4,540,599	—

Forward foreign currency exchange contracts	(3,524,993)	3,619,358	19,868

Foreign currency transactions	(890,963)	(278,876)	(61,472)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $(635,557), $(122,027) and $0, respectively)	191,832,732	69,128,064	166,766,597

Unfunded loan commitment	—	223	—

Purchased options	—	(60,156)	—

Futures contracts	5,401,962	80,178	449,876

Written options	—	(55,965)	—

Swap contracts	—	184,025	—

Forward foreign currency exchange contracts	3,975,294	(60,482)	(307)

Foreign currency translation	(127,593)	(387,257)	(15,882)

Net realized and unrealized gain	225,866,948	53,378,561	174,297,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$239,776,149	$162,388,760	$197,012,829

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$13,909,201	$8,347,911	$109,010,199	$83,044,960

Net realized gain (loss)	24,784,553	(8,743,420)	(15,450,069)	(64,556,135)

Net change in unrealized gain	201,082,395	30,341,779	68,828,630	81,014,697

Net increase in net assets resulting from operations	239,776,149	29,946,270	162,388,760	99,503,522

Distributions to shareholders:

From distributable earnings	(10,768,945)	(39,162,975)	(111,334,449)	(81,470,590)

From return of capital	—	—	—	(3,475,605)

Total distributions to shareholders	(10,768,945)	(39,162,975)	(111,334,449)	(84,946,195)

From share transactions:

Proceeds from sales of shares	603,550,395	511,675,000	809,497,000	424,368,538

Reinvestment of distributions	10,768,945	39,162,975	111,049,666	84,946,195

Cost of shares redeemed	(290,198,440)	(152,480,805)	(417,022,512)	(438,813,157)

Net increase in net assets resulting from share transactions	324,120,900	398,357,170	503,524,154	70,501,576

TOTAL INCREASE	553,128,104	389,140,465	554,578,465	85,058,903

Net assets:

Beginning of year	761,470,445	372,329,980	1,070,675,270	985,616,367

End of year	$1,314,598,549	$761,470,445	$1,625,253,735	$1,070,675,270

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2024	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 22,715,122	$ 12,539,205

Net realized gain (loss)	7,097,423	(17,572,776)

Net change in unrealized gain (loss)	167,200,284	(20,639,834)

Net increase (decrease) in net assets resulting from operations	197,012,829	(25,673,405)

Distributions to shareholders:

From distributable earnings	(15,471,294)	(25,978,821)

From share transactions:

Proceeds from sales of shares	357,847,599	205,108,061

Reinvestment of distributions	15,471,294	25,890,049

Cost of shares redeemed	(212,893,728)	(22,035,027)

Net increase in net assets resulting from share transactions	160,425,165	208,963,083

TOTAL INCREASE	341,966,700	157,310,857

Net assets:

Beginning of year	572,529,675	415,218,818

End of year	$ 914,496,375	$572,529,675

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager Global Equity Fund

	Class R6 Shares

	Year Ended October 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.22	$9.09	$14.91	$10.64	$10.97

Net investment income(a)	0.14	0.14	0.13	0.14	0.14

Net realized and unrealized gain (loss)	2.57	0.74	(2.39)	4.37	0.15

Total from investment operations	2.71	0.88	(2.26)	4.51	0.29

Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.18)	(0.09)	(0.33)

Distributions to shareholders from net realized gains	—	(0.44)	(3.38)	(0.15)	(0.29)

Total distributions	(0.13)	(0.75)	(3.56)	(0.24)	(0.62)

Net asset value, end of year	$11.80	$9.22	$9.09	$14.91	$10.64

Total return(b)	29.62%	10.10%	(19.61)%	42.93%	2.60%

Net assets, end of year (in 000s)	$1,314,599	$761,470	$372,330	$526,397	$527,449

Ratio of net expenses to average net assets	0.50%	0.53%	0.52%	0.51%	0.46%

Ratio of total expenses to average net assets	1.25%	1.40%	1.48%	1.31%	1.53%

Ratio of net investment income to average net assets	1.30%	1.43%	1.19%	1.07%	1.34%

Portfolio turnover rate(c)	66%	60%	90%	83%	79%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager Non-Core Fixed Income Fund

	Class R6 Shares

	Year Ended October 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.26	$7.13	$8.91	$8.70	$9.06

Net investment income(a)	0.56	0.56	0.43	0.43	0.45

Net realized and unrealized gain (loss)	0.36	0.14	(1.77)	0.22	(0.35)

Total from investment operations	0.92	0.70	(1.34)	0.65	0.10

Distributions to shareholders from net investment income	(0.58)	(0.55)	(0.24)	(0.41)	(0.40)

Distributions to shareholders from return of capital	—	(0.02)	(0.20)	(0.03)	(0.06)

Total distributions	(0.58)	(0.57)	(0.44)	(0.44)	(0.46)

Net asset value, end of year	$7.60	$7.26	$7.13	$8.91	$8.70

Total return(b)	12.94%	9.89%	(15.42)%	7.47%	1.21%

Net assets, end of year (in 000s)	$1,625,254	$1,070,675	$985,616	$1,425,079	$940,024

Ratio of net expenses to average net assets	0.53%	0.57%	0.56%	0.55%	0.60%

Ratio of total expenses to average net assets	1.00%	1.02%	1.02%	0.98%	1.04%

Ratio of net investment income to average net assets	7.42%	7.47%	5.32%	4.69%	5.20%

Portfolio turnover rate(c)	123%	101%	78%	96%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Multi-Manager Real Assets Strategy Fund

	Class R6 Shares

	Year Ended October 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.21	$8.95	$11.76	$8.93	$10.78

Net investment income(a)	0.27	0.23	0.20	0.22	0.19

Net realized and unrealized gain (loss)	2.08	(0.44)	(2.40)	2.76	(1.51)

Total from investment operations	2.35	(0.21)	(2.20)	2.98	(1.32)

Distributions to shareholders from net investment income	(0.22)	(0.11)	(0.35)	(0.15)	(0.35)

Distributions to shareholders from net realized gains	—	(0.42)	(0.26)	—	(0.18)

Total distributions	(0.22)	(0.53)	(0.61)	(0.15)	(0.53)

Net asset value, end of year	$10.34	$8.21	$8.95	$11.76	$8.93

Total return(b)	28.99%	(2.88)%	(19.78)%	33.70%	(12.86)%

Net assets, end of year (in 000s)	$914,496	$572,530	$415,219	$733,307	$459,950

Ratio of net expenses to average net assets	0.69%	0.76%	0.74%	0.69%	0.77%

Ratio of total expenses to average net assets	1.15%	1.22%	1.21%	1.16%	1.21%

Ratio of net investment income to average net assets	2.82%	2.56%	1.87%	2.08%	2.02%

Portfolio turnover rate(c)	85%	73%	104%	96%	92%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements October 31, 2024

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs Multi-Manager Global Equity Fund	Class R6	Diversified

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Class R6	Diversified

Goldman Sachs Multi-Manager Real Assets Strategy Fund	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2024, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, Aristotle Pacific Capital, LLC (formerly Pacific Asset Management LLC), Brigade Capital Management, LP, Marathon Asset Management, L.P., Ninety One North America, Inc., RBC Global Asset Management (UK) Limited, doing business as RBC BlueBay Asset Management (formerly BlueBay Asset Management LLP), RBC Global Asset Management (U.S.) Inc., doing business as RBC Global Asset Management and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized

66

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/ or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Multi-Manager Global Equity Fund, Multi-Manager Real Assets Strategy Fund	Annually	Annually

Multi-Manager Non-Core Fixed Income Fund	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

67

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

68

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

69

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to

70

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2024:

MULTI-MANAGER GLOBAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,476,765	$1,039,962	$—

Asia	28,063,132	164,794,183	—

Australia and Oceania	—	2,756,850	—

Europe	39,387,499	204,470,863	—

North America	746,585,656	2,087,708	—

South America	9,089,467	279,446	—

Preferred Stocks	—	2,105,820	—

Exchange Traded Funds	2,500,797	—	—

Investment Companies	115,475,175	—	—

Total	$942,578,491	$377,534,832	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$5,916,441	$—

Futures Contracts	1,216,757	—	—

Total	$1,216,757	$5,916,441	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(910,552)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

71

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$592,987,362	$—

Corporate Obligations	—	512,179,169	5,077,505

Bank Loans	—	380,558,296	4,884,546

U.S. Treasury Obligations	13,793,676	—	—

Asset-Backed Securities	—	1,009,502	—

Common Stock and/or Other Equity Investments(a)

Europe	89,731	—	—

North America	63,309	1,668,685	3,430,912

Warrants	303	14,546	137,235

Preferred Stocks	—	—	9,743

Investment Company	91,077,387	—	—

Total	$105,024,406	$1,488,417,560	$13,539,941

Liabilities

Fixed Income

Unfunded Loan Committments	$—	$223	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$6,525,661	$—

Interest Rate Swap Contracts(b)	—	154,808	—

Credit Default Swap Contracts(b)	—	251,252	—

Purchased Option Contracts	—	99,372	—

Total	$—	$7,031,093	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(7,482,594)	$—

Interest Rate Swap Contracts	—	(179,397)	—

Total	$—	$(7,661,991)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

72

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,507,030	$81,378,574	$—

Australia and Oceania	986,478	36,607,227	—

Europe	5,561,876	140,356,799	—

North America	612,657,518	—	—

South America	4,653,287	—	—

Investment Company	22,153,421	—	—

Total	$652,519,610	$258,342,600	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$60	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(367)	$—

Futures Contracts	(879,630)	—	—

Total	$(879,630)	$(367)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$5,916,441		Payable for unrealized loss on forward foreign currency exchange contracts	$(910,552)

Equity	Variation margin on futures contracts	1,216,757	(a)		—

Total		$7,133,198			$(910,552)

73

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

4. INVESTMENTS IN DERIVATIVES ( continued)

Multi-Manager Non-Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Receivable for unrealized gain on swap contracts; Variation margin on Swap contracts	$251,252	(a)		$—

Currency	Receivable for unrealized gain on forward foreign currency contracts; Purchased options at value	6,625,033		Payable for unrealized loss on forward foreign currency contracts	(7,482,594)

Interest rate	Receivable for unrealized gain on swap contracts	154,808		Payable for unrealized loss on swap contracts	(179,397)

Total		$7,031,093			$(7,661,991)

Multi-Manager Real Assets Strategy Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$60		Payable for unrealized loss on forward foreign currency exchange contracts	$(367)

Equity	—	—		Variation margin on futures contracts	(879,630	)(a)

Total		$60			$(879,997)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(3,524,993)	$3,975,294

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	13,562,476	5,401,962

Total		$10,037,483	$9,377,256

74

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES ( continued)

Multi-Manager Non-Core Fixed Income Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	$4,277,065	$208,614

Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options, written options and forward foreign currency exchange contracts	3,387,821	(176,603)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts / Net change in unrealized gain (loss) on futures contracts and swap contracts	208,214	55,589

Total		$7,873,100	$87,600

Multi-Manager Real Assets Strategy Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$19,868	$(307)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,093,143	449,876

Total		$3,113,011	$449,569

For the fiscal year ended October 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Multi-Manager Global Equity Fund	376	$359,820,923	$—	—	—

Multi-Manager Non-Core Fixed Income Fund	—	377,130,782	59,979,446	28,807,175	37,066,000

Multi-Manager Real Assets Strategy Fund	461	989,638	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

75

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

For the fiscal year ended October 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^*

Multi-Manager Global Equity Fund	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.41%

Multi-Manager Non-Core Fixed Income Fund	0.85	0.85	0.77	0.73	0.71	0.85	0.41

Multi-Manager Real Assets Strategy Fund	1.00	0.90	0.86	0.84	0.82	1.00	0.54

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2024, GSAM waived $132,106, $177,060 and $33,548 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90%, respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

76

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

For the fiscal year ended October 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Multi-Manager Global Equity Fund	$6,874,603	$1,164,264	$8,038,867

Multi-Manager Non-Core Fixed Income Fund	6,895,630	—	6,895,630

Multi-Manager Real Assets Strategy Fund	3,717,926	—	3,717,926

D. Line of Credit Facility — As of October 31, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended October 31, 2024, Goldman Sachs earned $1,435, $29, and $3,559 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2024:

Fund	Underlying Fund	Market Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2024	Shares as of October 31, 2024	Dividend Income

Multi-Manager Global Equity Fund	Goldman Sachs Financial Square Government Fund — Class R6	$24,443,593	$118,258,420	$(91,912,400)	$50,789,613	50,789,613	$1,969,193

	Goldman Sachs Financial Square Government Fund — Institutional Shares	35,857,520	668,314,057	(639,486,015)	64,685,562	64,685,562	2,294,532

Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	78,435,092	1,797,328,877	(1,784,686,582)	91,077,387	91,077,387	5,576,511

Multi-Manager Real Assets Strategy Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	12,559,159	433,016,887	(423,422,625)	22,153,421	22,153,421	1,067,188

77

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2024, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities

Multi-Manager Global Equity Fund	$—	$954,997,747	$—	$649,458,444

Multi-Manager Non-Core Fixed Income Fund	17,414,357	2,030,589,255	17,679,000	1,624,431,375

Multi-Manager Real Assets Strategy Fund	—	839,156,395	—	658,366,854

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2024 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Distributions paid from:

Ordinary income	$10,768,945	$111,334,449	$15,471,294

Total taxable distributions	$10,768,945	$111,334,449	$15,471,294

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Distributions paid from:

Ordinary income	$16,854,234	$81,470,590	$ 5,471,176

Net long-term capital gains	22,308,741	—	20,507,645

Total taxable distributions	$39,162,975	$81,470,590	$25,978,821

Tax return of capital	$ —	$ 3,475,605	$ —

78

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Undistributed ordinary income — net	$17,751,585	$225,166	$20,028,994

Undistributed long-term capital gains	25,074,904	—	—

Total Undistributed Earnings	$42,826,489	$225,166	$20,028,994

Capital loss carryforwards(1) :

Perpetual Short-Term	—	(71,643,724)	—

Perpetual Long-Term	—	(101,515,213)	(3,764,291)

Total capital loss carryforwards	—	(173,158,937)	(3,764,291)

Timing differences (Dividends Payable/Defaulted Bonds/Straddles)	$(35,012)	$(6,367,800)	$—

Unrealized gains (loss) — net	198,760,465	(17,124,527)	113,654,670

Total accumulated earnings (loss) net	$241,551,942	$(196,426,098)	$129,919,373

(1)	The Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds utilized $5,253,091 and $12,066,478, respectively, of capital losses in the current fiscal year.

As of October 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Tax Cost	$1,126,644,474	$1,622,621,771	$796,284,135

Gross unrealized gain	219,401,300	32,737,537	122,981,584

Gross unrealized loss	(20,640,835)	(49,862,064)	(9,326,914)

Net unrealized gain (loss) on securities	$198,760,465	$(17,124,527)	$113,654,670

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, partnership investments, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization and differences in the tax treatment of passive foreign investment company investments.

The Multi-Manager Non-Core Fixed Income Fund reclassed $70,298 from paid-in capital to distributable earnings for the year ending October 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Some floating or variable rate obligations or investments of a Fund may have previously referenced the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of a Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s obligations or investments may have transitioned from LIBOR. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its obligations or investments. Any pricing adjustments to a Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its obligations and investments.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is

80

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

81

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

82

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	53,921,020	$603,550,395	53,170,599	$511,675,000

Reinvestment of distributions	1,057,853	10,768,945	4,380,658	39,162,975

Shares redeemed	(26,192,671)	(290,198,440)	(15,911,348)	(152,480,805)

NET INCREASE	28,786,202	$324,120,900	41,639,909	$398,357,170

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	106,820,086	$809,497,000	56,584,724	$424,368,538

Reinvestment of distributions	14,615,540	111,049,666	11,392,098	84,946,195

Shares redeemed	(54,874,570)	(417,022,512)	(58,849,100)	(438,813,157)

NET INCREASE	66,561,056	$503,524,154	9,127,722	$70,501,576

83

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued) October 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2024		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	38,407,902	$357,847,599	22,983,417	$205,108,061

Reinvestment of distributions	1,692,702	15,471,294	2,825,332	25,890,049

Shares redeemed	(21,353,668)	(212,893,728)	(2,520,809)	(22,035,027)

NET INCREASE	18,746,936	$160,425,165	23,287,940	$208,963,083

84

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2024, the related statements of operations for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2024 and each of the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

85

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) at a meeting held on June 11-12, 2024 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, Aristotle Pacific Capital, LLC, Brigade Capital Management, LP, Marathon Asset Management, L.P., Ninety One North America, Inc, RBC Global Asset Management (U.K.) Limited (d/b/a RBC BlueBay Asset Management), RBC Global Asset Management (U.S.) Inc. (d/b/a RBC Global Asset Management) and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

86

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates and Designated Sub-Advisers, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events

87

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2023, and information prepared by the Investment Adviser comparing each Fund’s investment performance to its benchmark index as of March 31, 2024. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also received information comparing the performance of the Goldman Sachs Multi-Manager Global Equity Fund to that of comparable unregistered funds and separate accounts managed by the Investment Adviser. They considered that the unregistered funds and separate accounts provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Designated Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund had placed in the top half of its performance peer group for the one-, three-, and five-year periods ended December 31, 2023, and had outperformed its benchmark index for the one-, three-, and five-year periods ended March 31, 2024. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund had placed in the top half of its performance peer group for the one- and five-year periods and in the fourth quartile for the three-year period ended December 31, 2023, and had outperformed its composite benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2024. The Trustees noted that the Goldman Sachs Multi-Manager Real Assets Strategy Fund had placed in the third quartile of its performance peer group for the one-, three-, and five-year periods ended December 31, 2023, and had outperformed its composite benchmark index for the one-, three-, and five-year periods ended March 31, 2024.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment

88

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and expense limitations. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment program whereby the Funds and other funds act as core “building blocks” for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%

Next $1 billion	0.93	0.85	0.90

Next $3 billion	0.89	0.77	0.86

Next $3 billion	0.87	0.73	0.84

Over $8 billion	0.84	0.71	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters

89

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of fees earned by the Investment Adviser and certain affiliates directly from certain clients who invest in the Funds in connection with a broader advisory agreement; (f) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s efforts relating to business continuity planning. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics.

90

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until June 30, 2025.

91

Goldman Sachs Trust II – Strategic Multi-Asset Class Funds - Tax Information (Unaudited)

For the year ended October 31, 2024, 33.33% and 18.74% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2024, 1.84% and 40.68% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund qualify as section 199A dividends.

For the year ended October 31, 2024, 86.47%, 0.72%, and 55.02% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund, and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended October 31, 2024, the Multi-Manager Non-Core Fixed Income Fund designated 93.97% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

92

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener PaulC.Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary (C) 2024 Goldman Sachs. All rights reserved. SMACAR-24

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Funds’ statement regarding the basis for approval of their investment advisory contracts is included in Item 7 of this report.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2025

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 3, 2025